================================================================================
MORGAN GRENFELL
================================================================================
INVESTMENT TRUST
================================================================================
ANNUAL REPORT
================================================================================


                               October 31, 1995

================================================================================


Dear Fellow Shareholder:

The Morgan Grenfell Investment Trust continues to experience substantial growth in aggregate net assets, having reached the $1 billion dollar plateau in July 1995 and totaling $1.17 billion as of October 31, 1995. With a total of 12 funds now available, the Morgan Grenfell Investment Trust offers a broad array of investment choices to our clients in both the domestic and international areas.

During the past fiscal year, we have added the following new funds:

 . Morgan Grenfell Smaller Companies Fund (U.S. Equity)
 . Morgan Grenfell Short-Term Fixed Income Fund (U.S.)
 . Morgan Grenfell Short-Term Municipal Bond Fund (U.S.)
 . Morgan Grenfell International Equity Fund (EAFE)

We look forward to opening additional international and domestic funds which will provide greater flexibility and diversification to our clients. The international and U.S. markets can be expected to provide both challenge and opportunity. Our specialist investment teams continue their efforts to add value within their areas of expertise.

Sincerely,

/s/ James E. Minnick

James E. Minnick
President,
Morgan Grenfell Investment Trust

TABLE OF CONTENTS
================================================================================


Management's Discussion and Analysis of Fund
   Performance..............................................................   5
Schedule of Investments.....................................................  16
Statement of Assets and Liabilities.........................................  49
Statement of Operations.....................................................  52
Statement of Changes in Net Assets..........................................  54
Financial Highlights........................................................  57
Notes to Financial Statements...............................................  59
Report of Independent Accountants...........................................  65
Shareholder Voting Results..................................................  66
Notice to Shareholders......................................................  67

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


Municipal Bond Fund

     Since the Fund's inception in December 1991, we have sought to provide shareholders with a high level of current tax exempt income without investing exclusively in long term bonds in order to obtain that high level of income. We have focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and pre-payment bond calls.

     The rapid decline in interest rates since last fall has caused bond prices to rise sharply during the last twelve months. Positive total returns were experienced by the Fund as the increase in principal value augmented the income received. For the year ended October 31, 1995, the Morgan Grenfell Municipal Bond Fund provided a total rate of return of 10.90%. For comparison, the Lehman Brothers seven year General Obligations Bond Index posted a return of 12.69% over the same period.

     Bonds with sinking fund retirements and mortgage prepayment calls continue to offer attractive opportunities.

================================================================================
                              MUNICIPAL BOND FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                1 Year           Since Inception
--------------------------------------------------------------------------------
Municipal Bond Fund                             10.90%                9.46%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell Municipal Bond Fund, versus the Lehman Brothers 7-Year G.O. Index.

                             [GRAPH APPEARS HERE]

Municipal Bond Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Municipal Bond Fund from December 31, 1991 through October 31, 1995 as compared with the growth of a $250,000 investment in the Lehman Brothers 7 Year General Obligation Index. The plot points used to draw the line graph were as follows:

Period Ended          Growth of $250,000         Growth of $250,000
                      Invested in Morgan         Invested in the Lehman
                      Grenfell Municipal         Brothers 7 Year G.O. Index
                      Bond Fund
12/31/91              $250,000                   $250,000
10/31/92              $271,838                   $263,748
10/31/93              $311,771                   $295,108
10/31/94              $311,366                   $289,146
10/31/95              $345,305                   $325,839

*Commenced operations on December 13, 1991. Performance begins on December 31,
 1991 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.

Fixed Income Fund

     Since the Fund's inception in September 1992, we have sought to provide shareholders with a high level of current income consistent with reasonable safety of principal. U.S. Treasury, corporate, mortgage backed, taxable municipal and tax exempt municipal bonds are all analyzed for possible inclusion in the portfolio. Relative value assessments are based on relating credit worthiness and cash flow structure to price. Industry and sector weightings are subordinated to the evaluation of individual bonds.

     For the year ended October 31, 1995, the Morgan Grenfell Fixed Income Fund provided a total return of 14.53%. For comparison, the Lehman Brothers Aggregate Bond Index posted a

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


return of 15.66% over the same period. During this period, interest rates fell sharply as the U.S. economy slowed following a period of rapid growth. Yields of five-year U.S. Treasury Notes fell from 7.5% to 5.8% causing bond prices to rise.

     The credit quality of the portfolio was strong with 59% of the portfolio rated AAA and 69% AA or better. We exercised caution all year in the corporate and mortgage-backed sectors, having been concerned about a lack of supply causing the yield spreads over the U.S. Treasury bonds to be too narrow.

================================================================================
                               FIXED INCOME FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                1 Year           Since Inception
--------------------------------------------------------------------------------
Fixed Income Fund                               14.53%                8.94%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell Fixed Income Fund, versus the Lehman Brothers Aggregate Bond Index.

                             [GRAPH APPEARS HERE]

Fixed Income Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Fixed Income Fund from September 30, 1992 through October 31, 1995 as compared with the growth of a $250,000 investment in the Lehman Brothers Aggregate Bond Index. The plot points used to draw the line graph were as follows:


Period Ended            Growth of $250,000         Growth of $250,000
                        Invested in Morgan         Invested in Lehman
                        Grenfell Fixed             Brothers Aggregate
                        Income Fund                Bond Index
9/30/92                 $250,000                   $250,000
10/31/92                $247,600                   $246,675
10/31/93                $290,385                   $275,955
10/31/94                $282,922                   $265,828
10/31/95                $324,031                   $307,430


*Commenced operations on September 18, 1992. Performance begins on
 September 30, 1992 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.

Short-Term
Municipal Bond Fund

     The Morgan Grenfell Short-Term Municipal Bond Fund was opened on March 6, 1995. Since that time, we have acquired a diversified portfolio of short-term municipal bonds with a very short duration. Over the last three months, the Fund generated a total return of 1.99%. Since inception, the Fund has generated a total return of 4.39%. The returns have been achieved by investing in bonds providing a high level of tax-free income, with limited price volatility due to their short durations.

================================================================================
                             SHORT-TERM MUNICIPAL
                                   BOND FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                          Since Inception
--------------------------------------------------------------------------------
Short-Term Municipal Bond Fund                                 4.39%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell Short-Term Municipal Bond Fund, versus the IBC/Donoghue Total Tax-Free Average.

                             [GRAPH APPEARS HERE]

Short-Term Municipal Bond Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Short-Term Municipal Bond Fund from March 31, 1995 through October 31, 1995 as compared with the growth of a $250,000 investment in the IBC/Donoghue Total Tax-Free Average. The plot points used to draw the line graph were as follows:

Period Ended           Growth of $250,000       Growth of $250,000
                       Invested in Morgan       Invested in IBC/Donoghue
                       Grenfell Short-Term      Total Tax-Free Average
                       Municipal Bond Fund
3/31/95                $250,000                 $250,000
10/31/95               $259,083                 $254,967

*Commenced operations on March 6, 1995. Performance begins on March 31, 1995 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.

================================================================================


Short-Term
Fixed Income Fund

     The Morgan Grenfell Short-Term Fixed Income Fund was opened on March 13, 1995. In the brief period the Fund has been publicly offering its shares, we have been purchasing short-term investment grade securities. Over the last three months, the Fund generated a total return of 1.60%. Since inception, the Fund has generated a total return of 3.82%. The returns have been achieved by investing in short-term bonds providing a high level of income, with limited price volatility due to their short durations.

================================================================================
                               SHORT-TERM FIXED
                                  INCOME FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                          Since Inception
--------------------------------------------------------------------------------
Short-Term Fixed Income Fund                                   3.82%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell Short-Term Fixed Income Fund, versus the Merrill Lynch 182-Day Treasury Bill Index.


                             [GRAPH APPEARS HERE]

Short-Term Fixed Income Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Short-Term Fixed Income Fund from March 31, 1995 through October 31, 1995 as compared with the growth of a $250,000 investment in the Merrill Lynch 182-Day Treasury Bill Index. The plot points used to draw the line graph were as follows:

Period Ended            Growth of $250,000         Growth of $250,000
                        Invested in Morgan         Invested in Merrill Lynch
                        Grenfell Short-Term        182-Day Treasury
                        Fixed Income Fund          Bill Index
3/31/95                 $250,000                   $250,000
10/31/95                $258,882                   $259,062

*Commenced operations on March 13, 1995. Performance begins on March 31, 1995 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.

Smaller Companies Fund

     The Smaller Companies Fund had net assets of $2.6 million as of October 31, 1995. The investment objective of this Fund is to maximize capital appreciation by investing in equity securities of small capitalization growth oriented companies located primarily in the United States. Small companies are defined as those companies ranked according to market capitalization in the bottom 5% to 20% range of the U.S. equity market. This encompasses approximately 1,500 companies with market values ranging from $240 million to $1.5 billion.

     Since inception on June 30, 1995 to October 31, 1995, the Fund has appreciated 5.5%; this compares to the S&P 600 Small Cap Index which gained 7.2%. During this startup phase of the Fund we have implemented a "go slow" approach to selecting investments which should give us advantageous entry points. In the short term, this approach has caused the Fund to lag the benchmark due to a higher than normal cash position.

     The Smaller Companies Fund utilizes a team approach with four portfolio managers/analysts researching the universe for the best investment ideas. This process allows for expertise across all economic sectors thus optimizing the research function and enabling a system of control. Along with research and portfolio management, the team includes a specialized small company trading capability to maximize our execution strategy.

     The closing NAV as of October 31, 1995 was $10.55.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


================================================================================
                            SMALLER COMPANIES FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                          Since Inception
--------------------------------------------------------------------------------
Smaller Companies Fund                                         5.50%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell Smaller Companies Fund, versus the S&P 600 Small Cap Index.

                             [GRAPH APPEARS HERE]

Smaller Companies Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Smaller Companies Fund from June 30, 1995 through October 31, 1995 as compared with the growth of a $250,000 investment in the S&P 600 Small Cap Index. The plot points used to draw the line graph were as follows:

Period Ended          Growth of $250,000       Growth of $250,000
                      Invested in Morgan       Invested in S&P
                      Grenfell Smaller         600 Small Cap Index
                      Companies Fund
6/30/95               $250,000                 $250,000
10/31/95              $263,748                 $267,996

*Commenced operations on June 30, 1995. Performance begins on June 30, 1995 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.

International Equity Fund

     The International Equity Fund commenced operations on May 15, 1995 and had total net assets of $2.7 million as of October 31, 1995.

     The Fund's investment objective is to maximize capital appreciation by investing in equity securities of companies located in countries other than the United States. In general, the Fund will invest in medium to large capitalization companies; many of them will be household names.

     Since inception, the Fund has significantly outperformed its benchmark (Morgan Stanley EAFE Index) returning 9.50% compared to the benchmark's return of 2.45%. During this period, most major world stock markets have performed strongly with the notable exception of Japan. This market performed poorly in the second quarter against the background of a strong Yen and lack of government action to stimulate the economy. As evidence emerged that action was being taken in the third quarter, the market showed strong positive gains in local currency. However, much of this appreciation was not translated into dollar returns as the Yen weakened significantly. The Fund has benefited from the currency hedging strategy during the period.

     In Continental Europe, the emphasis has been on the peripheral markets of Finland, Norway and Sweden. These markets are benefiting from currency devaluation and, therefore, strong earnings results from their export companies.

     In the Pacific-basin ex Japan market, returns have been disappointing. However, the region looks attractive and is likely to benefit from the strong U.S. equity market and low U.S. interest rates, as well as an encouraging outlook for corporate earnings. The price/earnings multiple for the region is well below its 5 year average.

     International equity markets have performed well so far this year. In the short term, there are several uncertainties and risks for markets, the threat in the failure of the U.S. budget deficit reduction program, the UK Budget and increasing LRM tensions. However, world economies have slowed considerably during 1995, especially in the U.S., UK and core Continental European countries. Inflation remains at low levels and it is likely that there will be a further easing of monetary policy in these economies. This is likely to be supportive of equity markets as more sustainable growth is discounted further. The Fund will continue to focus on earnings growth and diversification across the major developing equity markets worldwide.

================================================================================


     The total return for the period from inception through October 31, 1995 was 9.50% with a closing NAV of $10.95.

================================================================================
                           INTERNATIONAL EQUITY FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                          Since Inception
--------------------------------------------------------------------------------
International Equity Fund                                      9.50%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell International Equity Fund, versus the Morgan Stanley EAFE Index.

                             [GRAPH APPEARS HERE]

International Equity Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell International Equity Fund from May 31, 1995 through October 31, 1995 as compared with the growth of a $250,000 investment in the Morgan Stanley EAFE Index. The plot points used to draw the line graph were as follows:

Period Ended         Growth of $250,000        Growth of $250,000
                     Invested in Morgan        Invested in Morgan
                     Grenfell International    Stanley EAFE Index
                     Equity Fund
5/31/95              $250,000                  $250,000
10/31/95             $271,599                  $248,902

*Commenced operations on May 15, 1995. Performance begins on May 31, 1995 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.


International Small
Cap Equity Fund

     The International Small Cap Equity Fund commenced operations on January 3, 1994 and had total net assets of $90.9 million as of October 31, 1995.

     The investment objective of this Fund is to maximize capital appreciation by investing primarily in equity securities of small capitalization companies located in countries other than the United States. Small capitalization companies are defined as those issuers ranked according to market capitalization in the bottom 20% of the companies listed on a stock exchange, and any stock listed on a secondary market.

     International small cap equities in general continued to underperform their larger counterparts during the period under review. This extends to nearly 18 months the period of small cap underperformance. This performance continues to reflect poor investment sentiment rather than investment fundamentals. Small cap stocks continue to provide superior earnings growth to their larger counterparts and yet price/earnings valuations are at a discount to large stocks in all major regions of the non-U.S. world. We do not believe that this situation, which is historically unusual, will persist and remain positive regarding the outlook. It is, however, at present difficult to predict what will change the currently prevailing negative sentiment. Lower interest rates and a more stable U.S. dollar have so far failed to provide the expected spur. Nonetheless, we remain positive regarding the outlook for the Fund into 1996.

     The Fund outperformed its benchmark (Natwest Markets Euro/Pacific Small Cap Index) -6.67% to -8.25% during the twelve month period ended October 31, 1995. All areas of investment decision making (country allocation, stock selection, currency management and cash/liquidity management) contributed positively. In particular, stock selection was positive in all major regions of the non-U.S. world, with Continental Europe and Japan in the forefront. Our currency hedging strategy out of Yen into U.S. dollars also contributed significantly as the Yen weakened substantially from its high in April. We have reduced the size of the currency hedge on two occasions as the U.S. dollar has strengthened, but still maintain a hedge on 30% of the Fund's Yen assets.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


     The total return for the twelve month period ended October 31, 1995 was -6.67%, with a closing NAV of $9.40.

================================================================================
                            INTERNATIONAL SMALL CAP
                                  EQUITY FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                  1 Year         Since Inception
--------------------------------------------------------------------------------
International Small Cap Equity Fund               -6.67%             -1.88%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell International Small Cap Equity Fund, versus the Natwest Markets Euro/Pacific Small Cap Index.

                             [GRAPH APPEARS HERE]

International Small Cap Equity Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell International Small Cap Equity Fund from January 31, 1994 through October 31, 1995 as compared with the growth of a $250,000 investment in the Natwest Markets Euro/Pacific Small Cap Index. The plot points used to draw the line graph were as follows:

Period Ended           Growth of $250,000         Growth of $250,000
                       Invested in Morgan         Invested in Natwest
                       Grenfell International     Markets Euro/Pacific
                       Small Cap Equity Fund      Small Cap Index
1/31/94                $250,000                   $250,000
10/31/94               $248,781                   $268,522
10/31/95               $232,188                   $246,368

*Commenced operations on January 3, 1994. Performance begins on January 31,
 1994 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.

European Small Cap Equity Fund

     The European Small Cap Equity Fund commenced operations on November 1, 1994 and had total net assets of $9.3 million as of October 31, 1995.

     The objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of small capitalization companies located on the continent of Europe. Small capitalization companies are defined as those issuers, ranked according to market capitalization in the bottom 20% of the companies listed on a stock exchange, or any stock listed on a secondary market.

     From its inception, the Fund has outperformed its benchmark (the Natwest Markets European Small Cap Index) 15.66% to 10.16%. The performance of the Continental European portfolio was driven largely by the strong share price performance of small cap growth stocks in the last quarter, which feature heavily in the Fund, as investors increasingly sought out companies that could grow due to trends unrelated to the economy in general.

     There are strong reasons to be optimistic about the sustainability and extent of the European economic upturn. Inflationary risks have reduced since the first half of the year with commodity prices falling back and with the corporate sector continuing to match pay rises with restructuring. The outlook for interest rates has thus improved suggesting an extended business cycle. It is however likely that the growth rates achieved by "fiscal looseners" (Germany, the Netherlands and the UK) will increasingly diverge from those achieved by the "fiscal tighteners" (France, Italy, Spain and Sweden) where budgetary problems remain persistent. In these countries the outlook for consumer expenditure remains bleak. Overall, however, we believe that growth will remain positive in all countries aggregating at just below 3% in both 1996 and 1997.

     Given this positive economic background, we believe that the risk of investing in the small company sector remains low. European small company valuations are still very attractive, particularly in Continental Europe where they are trading at a price/earnings discount of some 15-20%. The market remains highly inefficient with

================================================================================


plenty of opportunities to purchase high growth companies on low price/ earnings. It remains our strategy to invest almost wholly in growth companies where the growth rate, in our view, is not fully reflected in the share price.

     The total return for the period November 1, 1994 to October 31, 1995 was 15.66%, with a closing NAV of $11.55.

================================================================================
                              EUROPEAN SMALL CAP
                                  EQUITY FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                          Since Inception
--------------------------------------------------------------------------------
European Small Cap Equity Fund                                15.66%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell European Small Cap Equity Fund, versus the Natwest Markets European Small Cap Index.

                             [GRAPH APPEARS HERE]

European Small Cap Equity Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell European Small Cap Equity Fund from November 30, 1994 through October 31, 1995 as compared with the growth of a $250,000 investment in the Natwest Markets European Small Cap Index. The plot points used to draw the line graph were as follows:

Period Ended              Growth of $250,000          Growth of $250,000
                          Invested in Morgan          Invested in Natwest
                          Grenfell European           Markets European
                          Small Cap Equity Fund       Small Cap Index
11/30/94                  $250,000                    $250,000
10/31/95                  $296,258                    $275,368

*Commenced operations on November 1, 1994. Performance begins on November 30,
 1994 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.


Emerging Markets
Equity Fund

     The Emerging Markets Equity Fund commenced operations on February 2, 1994 and had net assets of $93.3 million as of October 31, 1995.

     The investment objective of this Fund is to maximize capital appreciation by investing primarily in equity securities of issuers located in countries which have yet to reach the level of maturity associated with developed markets.

     The twelve month period ended October 31, 1995 saw a volatile market period, but one in which the overall returns were minimal. The Fund's performance was -21.00% over the period, while the performance of the Fund's benchmark (the Barings Emerging Markets Index) was -21.97%.

     Low sentiment and volume were characteristics of the period, with movements in individual country indices tending to be sharp. In Latin America the Brazilian economy remained subject to very tight monetary restrictions, while in Mexico the delay in economic recovery led to renewed weakness in the Peso. South East Asia saw concerns of overheating in Thailand and Malaysia but continues to exhibit very strong economic growth.

     The case for diversification of pension fund assets into emerging markets remains based around the superior growth rates expected from those countries. The focus of the Mexican government has remained on ensuring low inflation in the medium term through economic deregulation and free trade. The continuity of economic policy in Mexico, and the recent election success of similar policies in Brazil, Peru and Argentina gives confidence that recovery from the current low levels of sentiment is soundly based.

     The closing NAV of the Emerging Markets Equity Fund on October 31, 1995 was $8.11.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


================================================================================
                               EMERGING MARKETS
                                  EQUITY FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                  1 Year         Since Inception
--------------------------------------------------------------------------------
Emerging Markets Equity Fund                      -21.00%            -7.73%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell Emerging Markets Equity Fund, versus the Barings Emerging Markets Index.


                             [GRAPH APPEARS HERE]

Emerging Markets Equity Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Emerging Markets Equity Fund from February 28, 1994 through October 31, 1995 as compared with the growth of a $250,000 investment in the Barings Emerging Markets Index. The plot points used to draw the line graph were as follows:

Period Ended            Growth of $250,000              Growth of $250,000
                        Invested in Morgan              Invested in Barings
                        Grenfell Emerging               Emerging Markets
                        Markets Equity Fund             Index
2/28/94                 $250,000                        $250,000
10/31/94                $275,274                        $273,855
10/31/95                $217,467                        $213,689

*Commenced operations on February 2, 1994. Performance begins on February 28,
 1994 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.

Global Fixed Income Fund

     The Global Fixed Income Fund commenced operations on January 3, 1994 and had total net assets of $139.3 million as of October 31, 1995. The investment objective of this Fund is to maximize total return, emphasizing current income while providing opportunities for capital growth consistent with reasonable risk. The Fund invests primarily in high grade debt obligations of the U.S. and foreign governments and their agencies, obligations of international and supranational entities, and high grade fixed income obligations of U.S. and foreign corporate issuers. The Fund uses currency hedging techniques as a means of protecting the U.S. dollar value of foreign assets. The Fund fell 0.60% in the third quarter, but has returned 13.88% for the year ended October 31, 1995.

     The most important development in the world financial markets during the last twelve months has been the stabilization and the reappreciation of the U.S. dollar. By the end of October, the dollar had retraced all of its first quarter decline against the Japanese Yen. Coordinated G3 intervention in support of the dollar proved effective and the bullish environment for the dollar proved supportive for the high yielding European currencies against the Deutschemark. European bond markets outperformed during the third quarter, particularly the high yielding markets of Italy, Sweden and Spain, which benefited from currency strength and a relaxation of political tensions during the summer months. Looking forward, we believe the core Europe markets stand to register the strongest returns, due to the modest growth and subdued inflation outlook that will continue into 1996. The Fund is therefore overweight in the German, French and Danish markets. The U.S. bond market rally slowed in the third quarter as increasing consumer confidence and industrial production made recession less likely and the market consequently scaled back its rate reduction expectations. We expect U.S. bond yields to remain at around current levels for the rest of the year and we retain a broadly neutral U.S. bond market position. The Japanese bond market, despite strong domestic and governmental support, remains vulnerable to a sell off from current low yields.

     The total return for the twelve month period ended October 31, 1995 is 13.88% compared with 15.20% for the Fund's benchmark (the Salomon World Government Bond Index, unhedged), with a closing NAV per share of $10.99.

================================================================================


================================================================================
                           GLOBAL FIXED INCOME FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                 1 Year          Since Inception
--------------------------------------------------------------------------------
Global Fixed Income Fund                         13.88%              6.51%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell Global Fixed Income Fund, versus the Salomon World Government Bond Index, Unhedged, in U.S. $ terms.

                             [GRAPH APPEARS HERE]

Global Fixed Income Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Global Fixed Income Fund from January 31, 1994 through October 31, 1995 as compared with the growth of a $250,000 investment in the Salomon World Government Bond Index, Unhedged, in U.S. Terms. The plot points used to draw the line graph were as follows:

Period Ended              Growth of $250,000        Growth of $250,000
                          Invested in Morgan        Invested in Salomon World
                          Grenfell Global           Government Bond Index,
                          Fixed Income Fund         Unhedged, in U.S. $ terms
1/31/94                   $250,000                  $250,000
10/31/94                  $244,334                  $256,622
10/31/95                  $278,247                  $295,629

*Commenced operations on January 3, 1994. Performance begins on January 31,
 1994 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.


International
Fixed Income Fund

     The International Fixed Income Fund commenced operations on March 15, 1994 and had total net assets of $27.6 million as of October 31, 1995.

     The Fund's objective is identical to that of the Global Fixed Income Fund with the exception being that the International Fixed Income Fund does not invest in U.S. dollar denominated bonds as a means of achieving its objective. The Fund uses currency hedging techniques as a means of protecting the U.S. dollar value of foreign assets.

     The Fund returned 14.66% for the year ended October 31, 1995 compared to 16.36% for the Fund's benchmark (the Salomon World Government Bond Index, non-U.S., Hedged). We do not believe the recent outperformance of the high yielding European markets will continue as political and budgetary uncertainties reassert themselves. Core European bond markets by contrast, should benefit from subdued inflation, deficit reduction and stable politics. We believe France will make the spending cuts necessary to meet the Maastricht criteria, and therefore the Fund will retain its overweight position in core markets relative to high yielding markets in Europe.

     The Fund's underweight position in Japan reflects our belief that Japanese bond yields will rise as the Yen's depreciation makes domestic equities and overseas asset classes more attractive to Japanese investors.

     The total return for the twelve month period ended October 31, 1995 is 14.66%, with a closing NAV per share of $11.34.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


================================================================================
                        INTERNATIONAL FIXED INCOME FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                  1 Year         Since Inception
--------------------------------------------------------------------------------
International Fixed Income Fund                   14.66%              8.35%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell International Fixed Income Fund, versus the Salomon World Government Bond Index, Non-U.S., Hedged, and the Salomon World Government Bond Index, Non-U.S., Unhedged.

                             [GRAPH APPEARS HERE]

International Fixed Income Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell International Fixed Income Fund from March 31, 1994 through October 31, 1995 as compared with the growth of a $250,000 investment in the Salomon World Government Bond Index, Non-U.S., Hedged and the Salomon World Government Bond Index, Non-U.S., Unhedged. The plot points used to draw the line graph were as follows:

Period Ended    Growth of $250,000                 Growth of $250,000    Growth of $250,000
                Invested in Morgan                 Invested in Salomon   Invested in Salomon
                Grenfell International Fixed       World Government      World Government
                Income Fund                        Bond Index,           Bond Index,
                                                   Non-U.S., Hedged      Non-U.S., Unhedged
3/31/94         $250,000                           $250,000              $250,000
10/31/94        $246,785                           $244,931              $265,103
10/31/95        $282,963                           $285,002              $306,645

*Commenced operations on March 15, 1994. Performance begins on March  31,
 1994 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.


Emerging Markets
Debt Fund

     The Emerging Markets Debt Fund commenced operations on August 4, 1994 and had total net assets of $84 million as of October 31, 1995.

     Emerging markets recovered their poise in the second quarter of 1995. The U.S. administration's backing for Mexico and the Mexican stabilization plan returned confidence to the market and positive sentiment was reinforced by improving fundamentals in most emerging market countries.

     The Brazilian economy continues to grow at a healthy rate despite a slowdown in the pace of growth as a result of the Mexican crisis. The reform process continues and should enable some improvement in the fiscal position in 1996. Brazil remains the Fund's largest weighting. Political turmoil in Argentina has damaged the fragile financial and economic environment. Argentinean Brady bonds have been extremely volatile over the past twelve months and have underperformed. Polish assets have performed extremely well as investors have bought Brady bonds in anticipation of an investment grade rating.

     Over the next six months we expect to see emerging markets sovereign spreads contract on the back of a continuation of the process of reform in Latin America and Eastern Europe and active debt management on the part of key sovereigns. However, we have recently reduced our weighting to Latin America as we believe that concerns over the prospect for growth in Mexico and Argentina in 1996 will cause spreads to widen, presenting us with better investment opportunities.

     The total return for the twelve month period ended October 31, 1995 was 4.85% against 8.01% for the Fund's benchmark (the J.P. Morgan Emerging Market Bond Index), with a closing NAV per share of $10.55.

================================================================================


================================================================================
                          EMERGING MARKETS DEBT FUND
================================================================================
                          AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

                                                 1 Year          Since Inception
--------------------------------------------------------------------------------
Emerging Markets Debt Fund                       4.85%                5.48%
--------------------------------------------------------------------------------

Comparison of change in the value of a $250,000 investment in the Morgan Grenfell Emerging Markets Debt Fund, versus the J.P. Morgan Emerging Markets Bond Index.


                             [GRAPH APPEARS HERE]

Emerging Markets Debt Fund

A line graph depicting the total growth (including reinvestment of dividends and capital gains) of a hypothetical investment of $250,000 in the Morgan Grenfell Emerging Markets Debt Fund from August 31, 1994 through October 31, 1995 as compared with the growth of a $250,000 investment in the J.P. Morgan Emerging Markets Bond Index. The plot points used to draw the line graph were as follows:

Period Ended            Growth of $250,000              Growth of $250,000
                        Invested in Morgan              Invested in J.P. Morgan
                        Grenfell Emerging               Markets Bond Index
                        Markets Debt Fund
8/31/94                 $250,000                        $250,000
10/31/94                $249,510                        $245,306
10/31/95                $261,611                        $264,955

*Commenced operations on August 4, 1994. Performance begins on August 31,
 1994 for comparative data.

Note: Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value will fluctuate, and shares when redeemed may be worth more or less than their original cost.

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.7%)
ALABAMA (2.6%)
   Mobile, Certificate of Participation,
      Affordable Housing
       6.000%, 02/01/98                                                   $   275         $   273
       6.200%, 02/01/99                                                       350             346
       6.300%, 02/01/00                                                       400             394
       6.750%, 02/01/04                                                     4,950           4,819
                                                                                          -------
                                                                                            5,832
                                                                                          -------
ALASKA (0.3%)
   Anchorage, Certificate of
      Participation, series B
      (Asset Guaranty)
       5.100%, 04/01/96                                                       710             713
                                                                                          -------
ARIZONA (0.3%)
   Maricopa County, Hospital RB,
      Samaritan Health Service (ETM)
       7.625%, 01/01/08                                                       550             641
                                                                                          -------
ARKANSAS (4.0%)
   Drew County, Public Facilities Board,
      Single Family Mortgage RB,
      series A-2 (FNMA)
       7.900%, 08/01/11                                                       488             528
   Fayetteville, Public Facilities Board,
      Single Family Mortgage RB
       7.250%, 04/01/11                                                     1,590           1,763
   Little Rock, Capital Improvement,
      series 1995A
       5.950%, 02/01/12                                                       700             712
   Lonoke County,
      Residential Housing RB,
      Single Family Mortgage,
      series 1993 B
       7.375%, 04/01/11                                                       392             407
   Mississippi County,
      Public Facilities Board,
      Mortgage RB, series 1
       7.200%, 07/15/10                                                     1,000           1,110
   North Little Rock,
      Residential Housing Facilities RB,
      series 1991-1
       12/01/10 (C)                                                         7,765           2,796
   Saline County, Residential
      Housing Facilities,
      Single Family Mortgage RB
       7.875%, 03/01/11                                                     1,035           1,114
   Stuttgart, Public Facilities Board,
      Single Family Mortgage RB,
      series B
       7.750%, 09/01/11                                                       353             372
                                                                                          -------
                                                                                            8,802
                                                                                          -------

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
CALIFORNIA (2.7%)
   Los Angeles,
      Multi-Family Housing RB,
      Earthquake Rehabilitation Projects,
      series B, Mandatory Put
      12/01/07 @ 100 (FNMA)
       5.850%, 12/01/26 (B)                                               $   480         $   477
   Napa, Housing Facility RB,
      Napa Park Apartments,
      series A (GNMA)
       7.500%, 06/20/00                                                       601             596
   Pleasant Hill, Multi-Family
      Housing RB,
      Ellinwood Apartments Project,
      series A, Mandatory
      Put 10/01/05 @ 100 (FNMA)
       5.300%, 10/01/20                                                     3,165           3,184
   Sacramento County,
      Multi-Family Housing RB,
      Fairway II Apartments, Mandatory
      Put 08/01/05 @ 100 (FNMA)
       5.350%, 08/01/25                                                     1,000           1,005
   Santa Clara, Housing Authority
      RB (GNMA)
       7.500%, 06/20/00                                                       749             749
                                                                                          -------
                                                                                            6,011
                                                                                          -------
COLORADO (1.7%)
   Boulder County, Refunding and
      Improvement RB,
      National Center Atmosphere
       6.900%, 12/01/07                                                     1,200           1,279
   Commerce City, Single Family
      Mortgage RB, series A
       6.875%, 03/01/12                                                       750             782
   Logan County, Single Family
      Mortgage RB, series A
       8.500%, 11/01/11                                                       385             412
   State Housing Finance Authority,
      Single Family Mortgage RB,
      series A
       5.000%, 06/01/04                                                       295             286
   Vail, Single Family Mortgage RB,
      series 1992 A
       8.125%, 06/01/10                                                       610             645
   Westminster,
      Multi-Family Housing RB,
      Semper Village Apartments,
      Mandatory Put 09/01/06 @ 100
      (AXA Reinsurance)
       5.950%, 09/01/15                                                       500             500
                                                                                          -------
                                                                                            3,904
                                                                                          -------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
DELAWARE (3.6%)
   New Castle County,
      Single Family Mortgage RB
       10.250%, 11/01/05                                                  $   360         $   388
   State Economic Development
      Authority RB,
      Wilmington Friends School Project
       6.300%, 07/01/96                                                        40              40
       6.300%, 07/01/97                                                        45              45
       6.300%, 07/01/98                                                        45              45
       6.300%, 07/01/99                                                        50              50
       6.300%, 07/01/00                                                        50              50
       6.300%, 07/01/01                                                        55              55
       6.300%, 07/01/02                                                        60              60
       6.300%, 07/01/03                                                        60              61
       6.300%, 07/01/04                                                        65              66
       6.300%, 07/01/05                                                        70              71
       6.300%, 07/01/06                                                        75              76
       6.300%, 07/01/07                                                        80              81
       6.300%, 07/01/08                                                        85              86
       6.300%, 07/01/09                                                        90              91
       6.300%, 07/01/10                                                        95              96
       6.300%, 07/01/11                                                       100             101
       6.300%, 07/01/12                                                       110             111
       6.300%, 07/01/13                                                       115             116
   State Health Facilities Authority RB,
      Medical Center of Delaware,
      series B, Mandatory Put
      10/01/06 @ 101 (MBIA)
       6.500%, 10/01/13                                                     3,750           4,261
   State Housing Authority
      Residential Mortgage RB, series A
       8.750%, 06/01/17                                                       830             848
   Sussex County, Economic
      Development RB,
      Gateway Partnership VI Project A,
       Mandatory Put 05/01/97 @ 100
       7.850%, 12/01/16 (A)                                                   500             500
   Wilmington, Special Obligation Bonds,
      Wilmington Trust Center
       8.500%, 04/01/04                                                       655             671
                                                                                          -------
                                                                                            7,969
                                                                                          -------
FLORIDA (3.8%)
   Dunedin, Health Facility Authority RB,
      Mease Hospital Incorporated (ETM)
       7.600%, 10/01/08                                                       165             190
   Fernando Apartments,
      Elderly Housing RB,
      Section 8 Assistance
       9.750%, 10/01/11                                                       790             844
   Miami Beach, Housing Authority,
      Elderly Housing RB,
      First Mortgage Section 8 1995
       6.625%, 01/15/09                                                     1,200           1,239

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Miramar, Water Improvement
      Assessment RB (FGIC)
       5.125%, 10/01/20                                                    $6,020          $6,073
   State Housing Finance Authority RB,
      Home Ownership Mortgage
      1987 G2 (GNMA)
       8.595%, 11/01/18 (B)                                                    90              92
                                                                                          -------
                                                                                            8,438
                                                                                          -------
GEORGIA (3.3%)
   Augusta, Housing Rehabilitation
      Agency RB,
      Bon Air Project, series C
       7.000%, 09/01/05                                                     1,000           1,083
   Dekalb County, Housing
      Authority RB, Macon Apartments
       6.400%, 05/01/05                                                       785             806
   Fulton County,
      Housing Authority Single
      Family Mortgage RB (GNMA)
       6.200%, 03/01/13 (B)                                                 2,180           2,212
   Marietta, Housing Authority
      Multi-Family RB, Ridge Pointe
      Apartments, series A, Mandatory
      Put 06/01/05 @ 100 (FNMA)
       5.700%, 06/01/25                                                     1,000           1,016
   Marietta, Housing Authority
      Multi-Family RB, series A,
      Mandatory Put 06/01/01 @ 100
      (New England Mutual Life
      Guaranty)
       6.000%, 06/01/07                                                     1,000           1,025
   Saint Mary's, Housing Authority
      Multi-Family RB, Cumberland
      Oaks Apartments, series A (FNMA)
       7.250%, 09/01/05                                                       695             738
   Saint Mary's, Housing Authority
      Multi-Family RB, Pines
      Apartments, series C (FNMA)
       7.250%, 10/01/05                                                       305             323
   State Residential Finance
      Housing RB, series A
       6.750%, 06/01/16 (B)                                                   250             258
                                                                                          -------
                                                                                            7,461
                                                                                          -------
HAWAII (0.2%)
   Honolulu, Housing Authority
      Multi-Family RB,
      Waipahu Towers Project,
      series A (GNMA)
       6.900%, 06/20/05 (B)                                                   410             429
                                                                                          -------

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

MUNICIPAL BOND FUND

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
IDAHO (0.4%)
   State Housing Agency, Single
      Family Mortgage RB, series F
       5.800%, 07/01/07 (B)                                               $ 1,000         $ 1,011
                                                                                          -------
ILLINOIS (9.5%)
   Alsip, Multi-Family Housing RB,
      Mandatory Put 11/01/03 @ 100
       5.125%, 11/01/15 (A)                                                   500             492
   Alton, Hospital Facilities RB,
      Alton Memorial Hospital
      Project (ETM)
       7.000%, 07/01/05                                                       255             281
   Bolingbrook, Hospital Authority RB,
      Hinsdale & Sanitarium Hospital
      Project (ETM)
       7.250%, 08/01/08                                                       950           1,077
   Bolingbrook, Mortgage RB,
      Capital Appreciation series 1
       01/01/11 (C)                                                        12,960           4,503
   Countryside,
      Multi-Family Housing RB,
      Countryside Partners Ltd, series A,
      Mandatory Put 07/01/03 @ 100
       5.250%, 07/01/23 (A)                                                   250             243
   Des Plains, Hospital Facilities RB,
      Holy Family Hospital (ETM)(FGIC)
       7.000%, 01/01/07                                                       235             262
   Development Finance Authority RB
       6.050%, 11/15/99                                                       325             336
       6.875%, 11/15/05                                                       875             933
   Development Finance Authority,
      Fund for Child Care Facilities
      Project, series A
       7.400%, 09/01/04                                                     2,800           3,094
   Health Facilities Authority,
      Lutheran Social Services RB
       6.125%, 08/15/10                                                     1,100             997
       6.125%, 08/15/20                                                     1,350           1,169
   Health Facilities Authority,
      Mercy Health Center RB (ETM)
       7.100%, 06/01/09                                                       535             601
       7.500%, 09/01/09                                                       135             154
   Health Facilities Authority,
      Mercy Hospital & Medical
      Center RB (ETM)
       10.000%, 01/01/15                                                    1,070           1,462
   Health Facilities Authority,
      Morris Hospital RB
       6.125%, 12/01/23                                                     1,000             926
   Quincy, Single Family Mortgage RB
      6.875%, 03/01/10                                                        850             886

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Village of Buffalo Grove,
      Economic Development Project RB,
      Country Line Partners
       5.450%, 08/15/02                                                    $1,940        $  1,959
   Village of Graylake, Multi-Family
      Housing RB, Country Squire
      Village Apartments, series A (FHA)
       6.000%, 06/01/05                                                     1,475           1,501
   Western Illinois University RB (ETM)
       7.400%, 04/01/09                                                       130             148
                                                                                          -------
                                                                                           21,024
                                                                                          -------
INDIANA (1.3%)
   Indianapolis, Economic
      Development RB, Knob in the
      Woods Project, Mandatory Put
      10/01/04 @ 100 (FNMA)
       6.375%, 12/01/24 (B)                                                 2,635           2,889
                                                                                          -------
IOWA (2.5%)
   Davenport, Hospital Facility RB (ETM)
       7.200%, 07/01/09                                                       100             111
   Finance Authority, Small Business
      Development RB, Terrance Center
      Association, L.P. Project (Guaranty
      Agreement with Central Life
      Assurance)
       7.500%, 03/01/22                                                     1,550           1,740
   Henry County, Health Center
      Project RB
       6.750%, 06/01/17                                                     3,795           3,619
                                                                                          -------
                                                                                            5,470
                                                                                          -------
KANSAS (0.7%)
   Johnson County, Single Family
      Mortgage RB
       5.625%, 05/01/02                                                       245             250
   Labette And Cowley Counties,
      Single Family Mortgage RB, series A
       9.500%, 04/01/13                                                       210             227
   Reno County, Single Family Mortgage
      Revenue Refunding Bonds, series B
       8.700%, 09/01/11                                                       480             519
   Wichita, Hospital RB (ETM)
       7.000%, 03/01/06                                                       160             177
   Wichita, Single Family Mortgage RB,
      series A
       7.100%, 09/01/09                                                       395             412
                                                                                          -------
                                                                                            1,585
                                                                                          -------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
KENTUCKY (0.9%)
   Nelson County, Industrial
      Building RB, Mabex Universal
      Corporation Project
       6.500%, 04/01/05 (A) (B)                                            $2,000         $ 2,143
                                                                                          -------
LOUISIANA (4.4%)
   Housing Finance Agency,
      Collateralized Single Family
      Housing RB (GNMA)
       8.050%, 11/01/14 (B)                                                   490             510
   Iberia, Single Family Mortgage RB
       7.375%, 01/01/11                                                     1,005           1,080
   Public Facilities Authority,
      Hospital RB, Southern Baptist
      Hospital (ETM)
       8.000%, 05/15/12                                                       175             210
   Public Facilities Authority,
      Multi-Family Housing RB,
      Beau Terre Project, Mandatory
      Put 06/01/05 @ 100 (FNMA)
       5.800%, 06/01/25                                                       400             407
   Public Facilities Authority,
      Multi-Family Housing RB,
      Carlyle Apartments, Mandatory
      Put 06/15/05 @ 100
      (AXA Reinsurance)
       5.950%, 06/15/19                                                     1,440           1,501
   Public Facilities Authority,
      Multi-Family Housing RB,
      Oakleigh Apartment Project
      (AXA Reinsurance)
       5.750%, 03/15/03                                                       295             306
       5.850%, 03/15/04                                                       315             326
       5.950%, 03/15/05                                                       330             342
   Public Facilities Authority,
      Single Family Mortgage RB,
      series A
       7.375%, 10/01/12                                                       755             768
   Public Facilities Authority,
      Single Family Mortgage RB,
      series C
       8.450%, 12/01/12                                                       968           1,038
   Public Facilities Authority,
      Single Family Mortgage RB,
      series C (GNMA)
       8.800%, 04/01/13                                                       995           1,045
   Public Facilities Authority,
      Student Loan RB,
      Senior series A-2 RB
       6.750%, 09/01/06 (B)                                                 2,000           2,121
                                                                                          -------
                                                                                            9,654
                                                                                          -------

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
MAINE (0.2%)
   State Housing Authority RB,
      series B
       8.400%, 11/15/07 (B)                                               $   300         $   311
                                                                                          -------
MARYLAND (4.0%)
   Baltimore, Industrial Development
      Authority RB,
      Gay Street Project (AMBAC)
       10.350%, 12/01/13                                                    4,605           4,717
   Cecil County, Economic
      Development RB, Northeast
      Plaza Association, series A
       6.875%, 08/23/08                                                     1,760           1,901
   Cecil County, Economic
      Development RB, Northeast
      Plaza Association, series B
       6.875%, 12/01/10                                                       525             566
   Frederick County, Economic
      Development RB, Mortgage
      Revenue Refunding, series A (FHA)
       5.900%, 02/01/05                                                       400             403
   Prince George's County,
      Emerson House Project RB, series A
       6.400%, 10/15/05                                                     1,200           1,248
                                                                                          -------
                                                                                            8,835
                                                                                          -------
MICHIGAN (0.9%)
   Petoskey, Hospital Finance
      Authority RB (ETM)
       6.700%, 03/01/07                                                       235             257
   State Hospital Finance Authority RB,
      St. Joseph Mercy Hospital
      Project (ETM)
       7.000%, 07/01/05                                                       175             193
   State Hospital Finance
      Authority RB, St. Lawrence
      Hospital Project (ETM)
       7.500%, 05/01/07                                                       515             589
   Wayne County, Building Authority,
      Capital Improvement Bonds,
      series 1992 A, Limited Tax GO,
      Pre-Refunded 03/01/02 @ 102
       8.000%, 03/01/17                                                       750             897
                                                                                          -------
                                                                                            1,936
                                                                                          -------
MISSISSIPPI (2.8%)
   Mississippi Home Corporation,
      Residual RB, Capital Appreciation,
      series 1992-I
       09/15/16 (C)                                                        21,100           4,906

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

MUNICIPAL BOND FUND
----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Mississippi Home Corporation,
      Single Family RB, Mortgage Access
      Program, series 1994 A (GNMA)
       4.500%, 06/01/99 (B)                                               $   530         $   521
       5.000%, 06/01/04 (B)                                                   850             850
                                                                                          -------
                                                                                            6,277
                                                                                          -------
MISSOURI (1.7%)
   Kansas City, Industrial Development
      Authority, Multi-Family Housing RB,
      Coves North Duplexes, Mandatory
      Put 09/01/05 @ 100 (FNMA)
       5.600%, 08/01/25                                                     2,780           2,804
   Saint Louis County, Convention
      And Sports Center RB, series B
       6.500%, 08/15/01                                                       775             838
                                                                                          -------
                                                                                            3,642
                                                                                          -------
MONTANA (0.8%)
   Missoula County,
      Missoula Community Hospital RB
      (ETM)(AMBAC)
       7.125%, 06/01/07                                                       435             488
   State Higher Education Student Loan
      Program RB, Senior series A
       5.750%, 12/01/12 (B)                                                 1,350           1,308
                                                                                          -------
                                                                                            1,796
                                                                                          -------
NEBRASKA (0.9%)
   Hall County,
      Hospital Authority RB (ETM)
       8.000%, 01/01/07                                                       205             240
   State Higher Education Student
      Loan Program RB, Senior series A
       5.250%, 06/01/02 (B)                                                 1,695           1,685
                                                                                          -------
                                                                                            1,925
                                                                                          -------
NEVADA (0.4%)
   Single Family Housing Authority RB,
      series B
       6.450%, 10/01/07 (B)                                                   910             918
                                                                                          -------
NEW JERSEY (4.3%)
   Economic Development Authority,
      Economic Growth RB, series H-2
       5.000%, 10/01/05 (A) (B)                                               860             851
   Education Facilities Authority RB,
      Caldwell College, series A
       7.250%, 07/01/25                                                     1,200           1,215

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Jersey City, Redevelopment
      Authority RB, Dixon Mill
      Apartments Project, Mandatory
      Put 05/01/00 @ 100 (FNMA)
       6.100%, 05/01/12                                                    $1,150          $1,192
   Mansfield Township, Board of
      Education Certificate of
      Participation (MBIA)
       5.500%, 03/01/07                                                     1,840           1,921
   State Housing Finance Authority RB,
      series A, Section 8 Assistance
       6.700%, 11/01/04                                                     3,000           3,145
   Woodbury, Bond Anticipation Notes
       5.700%, 03/01/96                                                     1,209           1,217
                                                                                          -------
                                                                                            9,541
                                                                                          -------
NEW MEXICO (1.1%)
   Albuquerque, Municipal
      Collateralized Mortgage
      Obligation, Class B-2 (FGIC)
       05/15/11 (C)                                                         1,562             506
   Sandoval County, Gross Receipts
      Tax RB (Intel Guaranty)
       6.100%, 11/01/99                                                       115             117
       6.200%, 11/01/00                                                       120             123
       6.250%, 11/01/01                                                       130             134
       6.350%, 11/01/02                                                       140             144
       6.400%, 11/01/03                                                       145             150
       6.450%, 11/01/04                                                       155             161
       7.150%, 11/01/10                                                       705             754
   Santa Fe, Single Family Mortgage
      Authority RB, series 1991
       8.450%, 12/01/11                                                       236             254
                                                                                          -------
                                                                                            2,343
                                                                                          -------
NEW YORK (3.8%)
   Mechanicville, Multi-Family Housing
      RB, Elderly Housing (FHA)
       6.900%, 08/01/22                                                     2,500           2,600
   Rochester, Housing Authority
      Mortgage RB, Section 8 Assistance,
      Crossroads Apartments
       7.300%, 07/01/05                                                     3,565           3,792
   UFA Development Corporation,
      Mortgage RB, Loretto Utica
      Project (FHA)
       5.150%, 07/01/03                                                     2,000           1,970
                                                                                          -------
                                                                                            8,362
                                                                                          -------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
NORTH CAROLINA (0.1%)
   Asheville, Housing Development
      Corporation RB, Section 8 Assistance,
      Asheville Gardens, Pre-Refunded
      11/01/09 @ 100
       10.500%, 05/01/11                                                  $   155         $   212
                                                                                          -------
OHIO (2.9%)
   Housing Finance Authority,
      Single Family Mortgage RB,
      series A (GNMA)
       8.400%, 02/01/20 (B)                                                   800             850
   Ohio Capital for Housing Mortgage
      RB, Section 8 Assistance,
      Project E (MBIA) (FHA)
       5.700%, 01/01/05                                                       510             515
   Student Loan Funding
      Corporation, series A (GTD)
       5.500%, 12/01/01 (B)                                                 4,960           5,041
                                                                                          -------
                                                                                            6,406
                                                                                          -------
OKLAHOMA (1.1%)
   Bryan County, Single Family
      Mortgage RB, series A
       8.600%, 07/01/10                                                       335             354
   Cleveland County, Home Loan
      Authority, Single Family
      Mortgage RB, series 1992
       8.375%, 08/01/12                                                     1,290           1,364
   Payne County, Housing
      Finance Authority, Single
      Family Mortgage RB, series A
       5.625%, 09/01/02                                                        70              71
       8.625%, 03/01/11                                                       500             528
                                                                                          -------
                                                                                            2,317
                                                                                          -------
PENNSYLVANIA (10.4%)
   Allegheny County,
      Hospital Development
      Authority RB, South Side Hospital
       8.500%, 06/01/01                                                       490             508
       8.750%, 06/01/10                                                     2,890           3,002
   Allegheny County,
      Industrial Development
      Authority RB
       6.000%, 10/01/04 (A) (B)                                             1,000           1,008
   Allegheny County, Residential
      Finance Authority Mortgage
      RB (GNMA)
       6.500%, 11/01/14                                                       645             660

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Allentown, Hospital Authority RB,
      Sacred Heart Hospital of
      Allentown, series A
       6.200%, 11/15/03                                                   $   700         $   726
       6.500%, 11/15/08                                                     3,400           3,464
   Borough of Tarentum,
      Guaranteed Electric RB, series A
       5.500%, 09/01/08                                                       645             605
   Bucks County, Industrial
      Development Authority RB,
      Women's Humane Society
       7.100%, 12/01/09                                                       600             604
   Dauphin County, General
      Authority RB, WW15 Term,
      Mandatory Tender 06/01/09 @ 100
       6.850%, 06/01/26                                                       700             750
   Falls Township, Hospital Authority
      RB, Delaware Valley Medical
      Center (FHA)
       6.900%, 08/01/11                                                     3,685           4,040
   Lehigh County, General Purpose
      Authority RB, Muhlenberg
      Continuing Care, Mandatory
      Put 03/15/02 @ 100
       7.800%, 03/15/20 (A)                                                 1,920           2,076
   Montgomery County,
      Higher Education & Health
      Authority RB, Northwestern
      Corporation
       6.250%, 06/01/99                                                       680             703
   Montgomery County, Industrial
      Development Authority RB,
      BMHR Associate Project
       6.750%, 11/15/04 (A)                                                   250             260
   Montgomery County,
      Industrial Development
      Authority RB, Emergency
      Care Research Institute Project
       6.400%, 06/01/03                                                       465             478
   Philadelphia, Hospital And Higher
      Education Authority RB,
      Northwestern Corporation
       6.250%, 06/01/99                                                       765             791
   Philadelphia, Hospital And Higher
      Education Facilities RB,
      Jeanes Health System Project
       6.200%, 07/01/00                                                     1,360           1,399
   Philadelphia, Industrial
      Development Authority RB,
      National Board of Medical
      Examiners Project
       6.750%, 05/01/12                                                     1,500           1,613

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

MUNICIPAL BOND FUND

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   State Housing Authority,
      Single Family Mortgage RB,
      series 1991-31A
       7.000%, 10/01/05 (B)                                               $   230         $   245
                                                                                          -------
                                                                                           22,932
                                                                                          -------
RHODE ISLAND (0.2%)
   State Industrial Facilities RB,
      Crystal Thermoplastics Project,
      series A (IRBA Guaranty)
       6.900%, 08/01/14 (B)                                                   380             394
                                                                                          -------
SOUTH CAROLINA (2.8%)
   Housing Finance & Development
      Authority, Multi-Family RB,
      Bryton Point Apartments Project,
      Mandatory Put
      06/01/05 @ 100 (FNMA)
       5.700%, 06/01/25                                                     6,050           6,126
                                                                                          -------
SOUTH DAKOTA (0.5%)
   Student Loan Assistance RB,
      series A (GTD)
   7.600%, 08/01/04 (B)                                                       510             545
   7.700%, 08/01/07 (B)                                                       500             534
                                                                                          -------
                                                                                            1,079
                                                                                          -------
TENNESSEE (0.1%)
   Greeneville, Health & Education
      Facility Board RB, Southern
      Advent Hospital (ETM)
       8.700%, 10/01/09                                                       240             300
                                                                                          -------
TEXAS (10.0%)
   Bexar County, Housing Finance
      Corporation Residual Bonds,
      Capital Appreciation
       03/01/15 (C)                                                         1,765             499
   Brazos, Higher Education
      Authority RB
       6.500%, 06/01/04 (B)                                                   500             527
   Collin County, Housing Finance
      Corporation, Multi-Family
      Mortgage RB, Preston Bend
      Apartments Project, Mandatory Put
      09/01/03 @ 100 (AXA Reinsurance)
       6.500%, 09/01/22                                                       500             523
   Denison, Hospital Authority RB,
      Texoma Medical Center (ETM)
       7.125%, 07/01/08                                                       100             112
   Duncanville, Hospital Development
      Authority RB, Methodist Hospital
      Dallas Project (ETM)
       9.000%, 01/01/10                                                       555             693

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Fort Worth, Housing Finance
      Corporation RB
       8.500%, 10/01/11                                                 $     495       $     535
   Grand Prairie, Multi-Family
      Mortgage RB, Windsor Housing
      Foundation, Project A,
      Sugar Creek Apartments
       6.000%, 02/01/05                                                       760             760
   Northeast Hospital Authority
      RB (ETM)
       8.000%, 07/01/08                                                       275             326
   Odessa, Housing Authority,
      Multi-Family Mortgage RB,
      Section 8 Assist Project, series A
       5.875%, 10/01/03                                                       900             882
   Odessa, Housing Authority,
      Multi-Family Mortgage RB,
      Section 8 Assist Project, series B
       5.875%, 10/01/03                                                     1,720           1,686
       6.375%, 10/01/11                                                     2,735           2,615
   Odessa, Single Family Mortgage RB,
      series A (FNMA)
       8.450%, 11/01/11                                                       382             403
   South Plains, Regional Housing
      Authority RB, Section 8 Assistance
      Project, series A (HUD Section 8)
       6.000%, 08/01/00                                                        75              76
       6.500%, 08/01/05                                                       325             330
       6.900%, 08/01/09                                                       500             509
   Southeast Hospital Financing
      Agency RB, Memorial Hospital
      System Project (ETM)
       8.500%, 12/01/08                                                       220             266
       7.500%, 12/01/09                                                       365             422
   State Department of Housing &
      Community RB,
      Capital Appreciation
       03/01/15 (C)                                                        40,530          10,739
   State Housing Authority RB,
      series A (GNMA)
       7.350%, 01/01/11                                                        70              73
   Thomason, Health Facilities
      Development Corporation,
      El Paso County Hospital
      District GO (MBIA)
       7.200%, 08/15/98                                                        65              66
                                                                                          -------
                                                                                           22,042
                                                                                          -------
UTAH (1.9%)
   Brigham City, Special Assessment
      Improvement District Number 22
       9.000%, 08/01/04                                                       270             287
   Hilldale, General Obligation
      Electric Bonds
       7.500%, 12/15/03 (B)                                                   545             576

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   State Finance Agency, Single Family
      Mortgage RB, Issue F-1 (AMBAC)
       5.850%, 07/01/07                                                    $1,000          $1,026
   State Housing Finance Agency,
      Single Family Mortgage RB,
      series B-2
       7.600%, 01/01/22 (B)                                                   255             267
   State Municipal Finance Corporation,
      Local Government RB
       7.300%, 12/01/03                                                       500             531
   Weber County, Municipal Building
      Authority RB, series 1994
      (Asset Guaranty)
       6.750%, 12/15/04                                                     1,275           1,396
                                                                                          -------
                                                                                            4,083
                                                                                          -------
WASHINGTON (3.6%)
   Clark County, GO, Pre-Refunded
      12/01/95 @ 100
       7.200%, 12/01/98                                                       100             100
   Seattle, Low Income Housing
      Assistance Authority RB,
      Kin On Project, series A (GNMA)
       7.400%, 11/20/36                                                     1,300           1,401
   State Housing Finance
      Commission RB, series A (FNMA)
       7.000%, 07/01/99                                                       220             226
   State Housing Finance
      Commission RB, series B
      (GNMA) (FNMA)
       6.900%, 07/16/16                                                     6,030           6,316
                                                                                          -------
                                                                                            8,043
                                                                                          -------
WEST VIRGINIA (1.1%)
   Harrison County, Municipal
      Collateralized Mortgage Obligation
      Bonds, series B (AMBAC)
       10/20/10 (C)                                                         2,822             953
   Marshall County, Capital
      Appreciation RB (MBIA)
       05/01/14 (C)                                                         3,000             761
   Raleigh Fayette & Nicholas
      Counties, Municipal
      Collateralized Mortgage
      Obligation Bonds, series B
      (AMBAC)
       06/20/10 (C)                                                         2,167             723
                                                                                          -------
                                                                                            2,437
                                                                                          -------
WISCONSIN (0.4%)
   State Housing And Economic
      Development Authority RB,
      series B
       6.625%, 09/01/20 (B)                                                   600             609

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Whitewater, Waterworks System RB
       7.500%, 07/01/16                                                   $   250        $    283
                                                                                         --------
                                                                                              892
                                                                                         --------
WYOMING (0.5%)
   City of Cheyenne, Federal Mineral
      Royalty RB, Second Lien
       6.200%, 06/01/09                                                     1,000           1,000
                                                                                         --------
Total Municipal Bonds
   (Cost $212,352,632)                                                                    218,125
                                                                                         --------
Total Investments (98.7% of Net Assets)
   (Cost $212,352,632)                                                                   $218,125
                                                                                         ========

(A) Securities are held in connection with a letter of credit issued by a major commercial bank.
(B)  Income on bond may be subject to Alternative Minimum Tax.
(C)  Zero Coupon Bond.
ETM  Escrowed to Maturity.
GO   General Obligation Bond.
RB   Revenue Bond.

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments:

AMBAC  American Municipal Bond Assurance Corporation.
AXA    Reinsurance
FGIC   Federal Guaranty Insurance Corporation.
FHA    Federal Housing Association.
FNMA   Federal National Mortgage Association.
GNMA   Government National Mortgage Association.
GTD    Guaranteed Student Loans.
HUD    Housing & Urban Development
MBIA   Municipal Bond Insurance Association.

The accompanying notes are an integral part of the financial statements.


FIXED INCOME FUND

CORPORATE OBLIGATIONS (16.9%)
   Aegon NV
       8.000%, 08/15/06                                                  $  4,000        $  4,360
   Associated Estates Realty
       8.375%, 04/15/00                                                    17,000          17,848
   Bear Stearns
       6.625%, 01/15/04                                                     1,430           1,407
   Fairfax Financial Holdings
       8.250%, 10/01/15                                                     7,615           7,701
   Kemper
       9.000%, 03/02/98 MTN                                                 2,000           2,103
       6.875%, 09/15/03                                                     6,275           6,204
   Lehman Brothers
       8.875%, 11/01/98                                                       900             955

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

FIXED INCOME FUND

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
       7.125%, 07/15/02                                                  $  4,160        $  4,212
      11.625%, 05/15/05                                                     2,485           3,237
   Navistar Financial Corporation
      Owner Trust series 1995-B,
      class A2
       5.940%, 10/15/98                                                     1,000             999
   Paine Webber
       9.250%, 12/15/01                                                     3,900           4,329
       8.390%, 07/24/02 MTN                                                 1,000           1,064
       7.875%, 02/15/03                                                     3,000           3,143
       6.900%, 08/15/03 MTN                                                 1,250           1,217
   Prudential Funding
       6.750%, 09/15/23                                                     2,000           1,808
   Prudential Insurance America
       6.875%, 04/15/03                                                    10,000           9,825
   Swiss Bank Corporation
       7.000%, 10/15/15                                                       500             494
   The Equitable
       7.300%, 12/01/03                                                     4,500           4,573
   Vesta Insurance Group
       8.750%, 07/15/25                                                     7,750           8,128
                                                                                         --------
Total Corporate Obligations
      (Cost $80,774,507)                                                                   83,607
                                                                                         --------
ASSET BACKED SECURITIES (3.4%)
   Autobond Receivables Corporate
      series 1993-k
       6.350%, 02/15/99                                                     1,809           1,791
   Carco Auto Loan Master Trust
      series 1995-3, class A (C)
       6.030%, 05/15/00                                                     3,150           3,149
   Caterpillar Financial Asset Trust
      series 1995-A, class A2
       6.100%, 08/25/01                                                     6,350           6,360
   National Collegiate Trust Gate
      Receivable 1995-S1
       8.830%, 09/20/11                                                     2,925           3,232
   Standard Credit Card Master Trust
      series 1995-5, class A (C)
       6.070%, 05/07/00                                                     2,000           2,002
                                                                                         --------
Total Asset Backed Securities
      (Cost $16,238,894)                                                                   16,534
                                                                                         --------
MORTGAGE BACKED SECURITIES (6.4%)
   Countrywide Mortgage Backed
      Securities 1994-C A8
       6.500%, 03/25/24                                                     1,265           1,092
   General Electric Capital Mortgage
      Services series 1993-14 A7
       6.500%, 11/25/23                                                     1,065             935
   General Electric Capital Mortgage
      Services series 1994-18 A2
       7.000%, 08/25/24                                                     1,157           1,154
   Housing Securities Incorporated
      series 1994-1, class A5
       5.500%, 08/25/03                                                     3,790           3,754
   Prudential Home Mortgage
      series 1988-5A (C)
      10.524%, 08/25/18                                                       854             788
   Prudential Home Mortgage
      series 1993-1 A1
       7.500%, 02/25/23                                                     7,845           7,856
   Prudential Home Mortgage
      series 1993-61 A1
       6.500%, 12/25/08                                                     3,400           3,390
   Prudential Home Mortgage
      series 1994-12 A7
       6.050%, 04/25/24                                                     3,999           3,261
   Prudential Home Mortgage
      series 1994-17 A5
       6.250%, 04/25/24                                                     5,700           4,929
   Sears Mortgage Securities
      series 1992-3, class T8
       7.000%, 07/25/20                                                     1,085           1,083
   Vanderbilt Mortgage Finance
      series 1994-A, class A1
       7.000%, 07/10/19                                                     3,315           3,357
                                                                                         --------
Total Mortgage Backed Securities
      (Cost $31,071,492)                                                                   31,599
                                                                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (17.7%)
   Federal Home Loan Mortgage
      Corporation REMIC series 1360,
      class PK
      10.000%, 12/15/20                                                     2,200           2,470
   Federal Home Loan Mortgage
      Corporation REMIC series 1577,
      class PG
       5.500%, 03/15/21                                                       400             382
   Federal Home Loan Mortgage
      Corporation REMIC series 1622,
      class G
       6.250%, 11/15/22                                                    10,000           8,970
   Federal Home Loan Mortgage
      Corporation REMIC series 1625,
      class BA
       5.000%, 11/15/00                                                     1,000             992
   Federal Home Loan Mortgage
      Corporation REMIC series 1712,
      class PC
       5.500%, 02/15/03                                                     2,500           2,470
   Federal Home Loan Mortgage
      Corporation REMIC series 1773,
      class E

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
       8.500%, 04/15/23                                                  $  2,910        $  3,035
   Federal Home Loan Mortgage
      Corporation REMIC
      series 33, class C
      8.000%, 09/15/18                                                      6,755           6,801
   Federal Home Loan Mortgage
      Corporation REMIC series 70,
      class C
       9.000%, 09/15/20                                                     1,004           1,055
   Federal National Mortgage
      Association REMIC
      series 1989-74J
       9.800%, 10/25/19                                                     2,500           2,745
   Federal National Mortgage
      Association REMIC
      series 1989-79D
       9.000%, 11/25/19                                                     1,350           1,463
   Federal National Mortgage
      Association REMIC
      series 1991-137, class E
       8.050%, 01/25/20                                                     5,248           5,300
   Federal National Mortgage
      Association REMIC
      series 1992-100, class M
       8.500%, 06/25/05                                                     8,000           8,351
   Federal National Mortgage
      Association REMIC
      series 1993-174EA
       6.150%, 10/25/07                                                     4,000           3,939
   Federal National Mortgage
      Association REMIC
      series 1994-33, class C
       5.000%, 10/25/03                                                     1,000             978
   Federal National Mortgage
      Association REMIC
      series 1995-2, class H
       8.500%, 06/25/10                                                    18,200          19,424
   Federal National Mortgage
      Association REMIC
      series G92-22, class Z
       7.500%, 06/25/18                                                     6,496           6,487
   Federal National Mortgage
      Association REMIC
      series G92-42, class C
       7.000%, 09/25/19                                                     4,814           4,821
   Federal National Mortgage
      Association REMIC
      series X-19C, class G
       7.500%, 08/25/21                                                       720             714
   Government National Mortgage
      Association Pool #413221
       8.250%, 05/15/10                                                     2,144           2,253
   Guaranteed Export Certificates
      series 1994-F
       8.187%, 12/15/04                                                     4,705           5,032
                                                                                         --------
Total U.S. Government Agency
      Obligations (Cost $85,752,590)                                                       87,682
                                                                                         --------
TAXABLE MUNICIPAL BONDS (29.3%)
ALABAMA (0.1%)
   Chattahoochee Valley Water Supply
      RB (Asset Guaranty)
       8.600%, 10/01/07                                                       200             227
                                                                                         --------
ARIZONA (0.2%)
   Pima And Maricopa Counties
      Industrial Development Authority,
      Multi-Family Housing RB,
      Bulk Sale Program (FNMA)
       6.500%, 01/01/06                                                      770             774
                                                                                         --------
CALIFORNIA (6.7%)
   Compton Community
      Redevelopment Agency RB,
      Series 1995B (CGIC)
       5.950%, 08/01/96                                                     1,785           1,785
   Compton Community
      Redevelopment Agency RB,
      Series 1995B (CGIC)
       6.150%, 08/01/97                                                     2,310           2,313
   Desert Hospital Corporation
      Gross RB, series A
       8.400%, 07/01/03                                                     2,655           2,509
   Desert Hospital Corporation
      Gross RB, series A
       9.000%, 07/01/13                                                     5,945           5,878
   Los Angeles County Pension
      Obligation Bonds, series A (FSA)
       8.570%, 06/30/05                                                     4,275           4,767
   Los Angeles County Pension
      Obligation Bond,
      series A (AMBAC)
       8.620%, 06/30/06                                                       200             225
   San Diego County Pension
      Obligation RB, Series A (FSA)
       6.240%, 08/15/02                                                     2,000           1,928
   San Francisco City and County
      Redevelopment Agency,
      Section 8 Housing RB,
      series B (MBIA) (FHA)
       7.500%, 07/01/24                                                    3,860           3,879
   State Housing Finance Agency,
      Single Family Mortgage RB,
      series 1995 (AMBAC)
       7.900%, 08/01/07                                                     9,000           9,777
                                                                                         --------
                                                                                           33,061
                                                                                         --------

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

FIXED INCOME FUND
----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
COLORADO (0.0%)
   Adams County Single Family
      Mortgage RB, series A-1 (FSA)
       8.700%, 12/01/08                                                  $     95        $     99
                                                                                         --------
CONNECTICUT (0.9%)
   State Health And Educational RB,
      Nursing Home Program,
      AHF/Hartford Project
       8.450%, 11/01/99                                                     1,000           1,051
   State Health And Educational RB,
      Sheridan Woods Center Project
       7.950%, 11/01/05                                                     1,755           1,878
   State Health and Educational RB,
      Sheridan Woods Center Project
       8.730%, 11/01/17                                                     1,150           1,366
                                                                                         --------
                                                                                            4,295
                                                                                         --------
FLORIDA (0.3%)
   Sarasota Water and Sewer
      Utility RB, series A (FGIC)
       4.450%, 10/01/96                                                     1,665           1,643
                                                                                         --------
GEORGIA (0.8%)
   Atlanta Urban Residential
      Finance Authority RB,
      Series 1994 (FNMA) (A)
       0.000%, 10/01/16                                                    21,000           4,016
                                                                                         --------
HAWAII (0.6%)
   Honolulu City and County
      Mortgage RB, Hale
      Pauahi Project,
      series A (MBIA) (FHA)
       7.250%, 07/01/28                                                     3,000           3,128
                                                                                         --------
IDAHO (0.7%)
   Sand Creek Partnership
      Multi-Family Housing RB
       8.250%, 12/01/18                                                     3,675           3,275
                                                                                         --------
KANSAS (0.2%)
   Olathe Labette County Single
      Family Mortgage RB,
      series 1993A (A)
       0.000%, 02/01/16                                                     2,985             745
                                                                                         --------
MARYLAND (0.8%)
   Baltimore GO, series B (FGIC)
       8.100%, 10/15/10                                                     1,775           2,004
   Baltimore GO, series B (FGIC)
       8.700%, 10/15/15                                                     1,875           2,149
                                                                                         --------
                                                                                            4,153
                                                                                         --------

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
MASSACHUSETTS (1.8%)
   Plymouth County Correctional
      Facility
      10.400%, 04/01/22                                                    $5,100        $  5,877
   State Housing Finance
      Agency RB, series C (FHA)
      10.900%, 08/01/20                                                     2,630           2,821
                                                                                         --------
                                                                                            8,698
                                                                                         --------
MICHIGAN (1.2%)
   Beaumont Properties RB,
      Prerefunded 01/01/99 @ 101
      (Escrow State and Local
      Government Securities)
      10.500%, 01/01/19                                                     3,000           3,408
   Muskegon County Unlimited Tax
      General Obligation Notes
       6.750%, 12/01/95                                                     1,050           1,051
       7.000%, 06/01/96                                                     1,000           1,005
       7.250%, 12/01/96                                                       650             657
                                                                                         --------
                                                                                            6,121
                                                                                         --------
MISSOURI (0.8%)
   St Louis Housing Finance
      Corporation, Section 8
      Housing RB, Kendelwood
      Project, series A
       8.000%, 08/15/15                                                     1,845           1,845
       8.100%, 08/15/22                                                     2,210           2,209
                                                                                         --------
                                                                                            4,054
                                                                                         --------
NEW JERSEY (0.8%)
   State Economic Development
      Authority RB, series R2 (B)
       6.800%, 12/01/02                                                     1,525           1,536
   State Economic Development
      Authority RB, State Contract
       7.100%, 09/15/02                                                     2,500           2,522
                                                                                         --------
                                                                                            4,058
                                                                                         --------
NEW YORK (2.7%)
   Erie County Industrial
      Development Agency RB,
      Journeys End Project, series A,
      Mandatory Tender
       01/01/00 @ 100
       9 .750%, 01/01/15                                                    1,875           1,961
   Haverstraw Stony Point
      Central School District Bond
      Anticipation Notes
       7.280%, 02/14/96                                                     2,520           2,526

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Monroe County Industrial
      Development Agency RB,
      Nationwide Precision
      Products (B) (C)
       6.300%, 12/01/04                                                    $2,275          $2,275
   Montgomery County Industrial
      Development Authority,
      Central National Bank
      Project RB (B) (C)
       5.900%, 05/01/25                                                     3,750           3,750
   New York City Industrial
      Development Agency RB,
      series B (MBIA)
       8.100%, 09/01/06                                                     1,975           2,197
   Port Authority RB,
      Ninetieth series
       5.950%, 10/01/02                                                       700             667
                                                                                         --------
                                                                                           13,376
                                                                                         --------
OKLAHOMA (0.9%)
   Oklahoma City Airport Trust RB,
      Federal Bureau Prisons Project
       9.800%, 11/01/14                                                     2,250           2,568
   Oklahoma City Airport Trust RB,
      Senior 16
       9.875%, 07/01/12                                                     1,005           1,107
   Oklahoma County Home Finance
      Capital Appreciation RB (A)
       0.000%, 07/01/12                                                     3,450             901
                                                                                         --------
                                                                                            4,576
                                                                                         --------
PENNSYLVANIA (2.6%)
   Allegheny County Sanitary
      Authority Sewer RB,
      series A (MBIA)
       6.600%, 06/01/97                                                       975             987
   Allegheny County Sanitary
      Authority Sewer RB,
      series A (MBIA)
       6.800%, 12/01/97                                                     3,795           3,871
   Dauphin County General
      Authority Health Center,
      Tressler Project, series B,
      Optional Put 09/01/96 @ 100
       7.000%, 09/01/10                                                     1,375           1,376
   Harrisburg Authority Resource
      Recovery RB, series B (Municipal
      Government Guaranteed)
       6.000%, 09/01/98                                                       315             309
       6.875%, 09/01/03                                                       515             495
       7.750%, 09/01/13                                                     3,145           3,173

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Harrisburg Higher Education
      Assistance Authority
      10.500%, 12/01/17                                                  $  2,100        $  2,384
                                                                                         --------
                                                                                           12,595
                                                                                         --------
RHODE ISLAND (0.3%)
   Port Authority Economic
      Development Corporation RB,
      Central Falls Detention Center,
      series A
       8.200%, 01/15/08                                                     1,269           1,401
                                                                                         --------
TENNESSEE (1.8%)
   LaFollette Properties,
      Multi-Family Housing
      Physical Bonds, LaFollette
      Garden Apartments Project
       9.600%, 12/01/08                                                     1,000           1,100
   Memphis-Shelby County
      Industrial Development
      Board RB, Cleo Project B (B)
       9.100%, 02/01/04                                                     2,200           2,273
   Shelby County Collateralized
      Mortgage Obligation,
      series 1991A, class A-1 (FGIC)
       8.140%, 10/15/04                                                     1,818           1,870
   Shelby County Collateralized
      Mortgage Obligation,
      series 1991A, class A-2 (FGIC)
       8.900%, 04/15/05                                                     3,600           3,731
                                                                                         --------
                                                                                            8,974
                                                                                         --------
TEXAS (4.3%)
   Cameron County Housing
      Finance Corporation, Single
      Family Mortgage RB,
      series 1990 A (CMO) (FGIC)
      10.210%, 09/01/10                                                     2,385           2,564
   Cameron County Housing
      Finance Corporation, Single
      Family Mortgage RB, series A
      (CMO) (FGIC)
      10.450%, 09/01/11                                                       945           1,094
   Dallas County Housing Finance
      Corporation RB
       6.750%, 12/01/03                                                       285             281
   State Department of Housing &
      Community Affairs RB,
      series B
       9.500%, 03/01/16                                                    15,270          16,378

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

FIXED INCOME FUND
----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Tarrant County Housing Finance
      Corporation, Single Family
      Mortgage RB (MBIA)
       6.650%, 07/15/16                                                   $   750        $    761
                                                                                         --------
                                                                                           21,078
                                                                                         --------
UTAH (0.0%)
   State Housing Finance Agency,
      Single Family Mortgage RB,
      series D-1
       9.850%, 07/01/10                                                       300             330
                                                                                         --------
WEST VIRGINIA (0.8%)
   Huntingdon RB (CMO)
       9.050%, 01/15/12                                                     1,541           1,703
   Kanawha and Putnam Counties
      Charleston and Huntington
      West Virginia (AMBAC) (A)
       0.000%, 12/01/16                                                     9,835           2,348
                                                                                         --------
                                                                                            4,051
                                                                                         --------
Total Taxable Municipal Bonds
      (Cost $139,913,811)                                                                 144,728
                                                                                         --------
TAX-EXEMPT MUNICIPAL BONDS (11.0%)
ALABAMA (0.1%)
   Mobile GO (ETM)
      10.875%, 11/01/07                                                       205             291
                                                                                         --------
CALIFORNIA (2.9%)
   Los Angeles Multi-Family RB,
      Earthquake Rehabilitation Project,
      series A, Mandatory Put
      12/01/05 @ 100 (FNMA)
       5 .650%, 12/01/25                                                    5,000           4,994
   Los Angeles Multi-Family RB,
      Earthquake Rehabilitation Project,
      series B, Mandatory Put
      12/01/07 @ 100 (FNMA)
       5 .850%, 12/01/26                                                    3,770           3,746
   Sacramento County Multi-Family
      Housing Fairway RB, Fairway II
      Apartments, Series 1995A,
      Mandatory Put 08/01/05 @ 100
      (FNMA)
       5.350%, 08/01/25                                                       920             925
   San Diego Multi-Family
      Housing RB, Orange Glen
      Apartments, issue A (FHLMC)
       5.500%, 08/01/05                                                       760             756

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Santa Clara Multi-Family Housing
      Authority RB, Elena Gardens
      Apartment Project,
      series A (GNMA)
       5.600%, 06/20/05                                                   $   240        $    240
   Vista Multi-Family Housing
      Authority RB, Pepperwood
      Apartment Project, series 1995A,
      Mandatory Put 06/01/05 @ 100
      (FNMA)
       5.700%, 06/01/25                                                     3,500           3,570
                                                                                         --------
                                                                                           14,231
                                                                                         --------
COLORADO (0.5%)
   Boulder County National Center
      Atmosphere RB
       6.900%, 12/01/07                                                       380             405
   Westminster Multi-Family
      Housing RB, Semper Village
      Apartments, Mandatory Put
      09/01/06 @ 100 (AXA
      Reinsurance)
       5.950%, 09/01/15                                                     1,925           1,925
                                                                                         --------
                                                                                            2,330
                                                                                         --------
DELAWARE (0.7%)
   State Health Facility Authority RB,
      Beebe Medical Center Project
       6.800%, 06/01/24                                                     3,545           3,607
                                                                                         --------
DISTRICT OF COLUMBIA (0.9%)
   GO, series A (AMBAC)
       5.875%, 06/01/05                                                     3,885           4,045
   National Rehabilitation Hospital
      RB, Medlantic Project,
      series A (MBIA)
       7.125%, 11/01/04                                                       500             552
                                                                                         --------
                                                                                            4,597
                                                                                         --------
FLORIDA (0.0%)
   Dade County Governmental
      Leasing Company, Certificate
      of Participation
       8.500%, 04/01/07                                                        45              49
                                                                                         --------
GEORGIA (0.3%)
   State Residential Finance
      Authority,  Home Ownership
      Mortgage RB, series A (D)
       6.750%, 06/01/16                                                     1,275           1,318
                                                                                         --------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
ILLINOIS (0.4%)
   State Health Facilities
      Authority RB, Lutheran
      Social Services
       6.125%, 08/15/20                                                    $2,150          $1,862
   State Health Facilities Authority
      RB, Sydney R Forkosh
      Memorial Hospital Project,
      Pre-Refunded 07/01/02 @ 100
       7.000%, 07/01/07                                                       145             160
                                                                                         --------
                                                                                            2,022
                                                                                         --------
KENTUCKY (0.3%)
   Greater Kentucky Housing
      Assistance Corporation,
      Section 8 Housing RB, series A
      (MBIA) (FHA)
       6.250%, 01/01/05                                                     1,505           1,569
                                                                                         --------
LOUISIANA (1.6%)
   Iberia Home Mortgage Authority,
      Single Family Mortgage RB
       7.375%, 01/01/11                                                       170             183
   State Public Facilities Authority,
      Multi-Family Housing RB,
      Beau Terre Project, Mandatory
      Put 06/01/05 @ 100 (FNMA)
       5.800%, 06/01/25                                                       350             356
   State Public Facilities Authority,
      Multi-Family Housing RB,
      Edgewood Apartments,
      Mandatory Put 06/01/05 @ 100
      (FNMA)
       5.800%, 06/01/25                                                     6,530           6,627
   State Public Facilities Authority,
      Multi-Family Housing RB,
      Oakleigh Apartments, series A,
      Mandatory Put 03/15/05 @ 100
      (AXA Reinsurance)
       5.950%, 03/15/19                                                       915             953
                                                                                         --------
                                                                                            8,119
                                                                                         --------
NEW YORK (0.7%)
   State Dormitory Authority,
      Long Island University RB
      (Asset Guaranty)
       6.000%, 09/01/08                                                     3,500           3,754
                                                                                         --------
PENNSYLVANIA (0.5%)
   Borough of Tarentum Electric RB,
      series 1993 A
       5.875%, 09/01/18                                                       745             702
   Borough of Tarentum Water RB,
      series 1993 B
       5.875%, 09/01/18                                                       450             424
   Philadelphia Water and Sewer
      Authority RB, series 10 (ETM)
       7.350%, 09/01/04                                                     1,000           1,165
                                                                                         --------
                                                                                            2,291
                                                                                         --------
UTAH (1.9%)
   Salt Lake City Housing Authority
      Multi-Family RB, Housing
      Development Project, series A
       6.000%, 04/01/25                                                     2,500           2,428
       6.125%, 04/01/30                                                     3,750           3,679
   Salt Lake County Multi-Family
      Housing Authority RB, James
      Pointe Apartment Project,
      series B2, Mandatory Put
      10/01/05 @ 100
      (Asset Guaranty)
       5.500%, 10/01/25                                                     1,100           1,110
   Salt Lake County Multi-Family
      Housing Authority RB,
      Stillwater Apartment Project,
      series A2, Mandatory Put
      10/01/05 @ 100
      (Asset Guaranty)
       5.500%, 10/01/25                                                     2,160           2,179
                                                                                         --------
                                                                                            9,396
                                                                                         --------
WASHINGTON (0.2%)
   King County Housing Authority,
      Multi-Family Mortgage RB,
      Section 8 Elderly Housing,
      series A
       7.000%, 08/01/03                                                       750             817
                                                                                         --------
Total Tax-Exempt Municipal Bonds
      (Cost $53,390,307)                                                                   54,391
                                                                                         --------
U. S. TREASURY OBLIGATIONS (13.5%)
   United States Treasury Note
       6.875%, 02/28/97                                                     3,300           3,352
       7.875%, 01/15/98                                                    10,025          10,478
       4.750%, 08/31/98                                                    49,000          47,794
       7.875%, 11/15/04                                                     4,375           4,928
                                                                                         --------
Total U. S. Treasury Obligations
      (Cost $66,010,713)                                                                   66,552
                                                                                         --------

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

FIXED INCOME FUND

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
CASH EQUIVALENTS (0.1%)
   SEI Daily Income Trust
      Government II Portfolio
       5.500%, 11/07/95                                                   $   597        $    597
                                                                                         --------
Total Cash Equivalents
      (Cost $597,345)                                                                         597
                                                                                         --------
REPURCHASE AGREEMENT (2.0%)
   J.P. Morgan Securities 5.81%, dated
      10/31/95, matures 11/01/95,
      repurchase price $9,993,096
      (collateralized by U.S. Treasury
      Note, par value $10,000,000, 6.125%,
      due 07/31/96, market value
      $10,192,289)                                                          9,991           9,991
                                                                                         --------
Total Repurchase Agreement
      (Cost $9,991,483)                                                                     9,991
                                                                                         --------
Total Investments (100.3% of Net Assets)
      (Cost $483,741,142)                                                                $495,681
                                                                                         ========

(A)   Zero Coupon Bond
(B) Securities are held in connection with a letter of credit issued by a major commercial bank.
(C) Variable Rate Security - The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1995.
(D)   Income on bond may be subject to Alternative Minimum Tax.
CMO   Collateralized Mortgage Obligation
ETM   Escrowed to Maturity
GO    General Obligation
MTN   Medium Term Note
REMIC Real Estate Mortgage Investment Conduit
RB    Revenue Bond

The following organizations have provided underlying credit support for certain securities as defined in the Schedule of Investments:

AMBAC  American Municipal Bond Assurance Company
AXA    Reinsurance
CGIC   Capital Guaranty Insurance Company
FGIC   Financial Guaranty Insurance Corporation
FHA    Federal Housing Authority
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance
GNMA   Government National Mortgage Association
MBIA   Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

SHORT-TERM
MUNICIPAL BOND FUND

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
ALABAMA (5.0%)
   Pell City, Industrial Development
      Board RB, Shelby Steel Fabricators,
      series A
       7.700%, 09/01/01 (A) (B)                                           $   180        $    185
                                                                                         --------
ALASKA (1.1%)
   Anchorage, Certificate of
      Participation, series B
      (Asset Guaranty)
       5.100%, 04/01/96                                                        40              40
                                                                                         --------
CALIFORNIA (2.7%)
   Port Hueneme, Redevelopment
      Agency RB, Century Community
      Redevelopment Project, series A,
      Pre-Refunded 05/01/96 @ 102
      (AMBAC)
       7.000%, 05/01/10                                                        15              16
   Sacramento, Municipal Utility District
      Electric RB, series S, Pre-Refunded
      02/01/97 @ 102 (FGIC)
       6.625%, 02/01/17                                                        10              11
   San Diego Housing Authority,
      Multi-Family Mortgage RB,
      Hillside Gardens Apartments,
      series A (FNMA)
       4.900%, 05/01/96                                                        75              74
                                                                                         --------
                                                                                              101
                                                                                         --------
COLORADO (10.9%)
   El Paso County, Residual RB,
      Capital Appreciation, series C
      07/10/14 (B) (C)                                                      1,000             242
   State Housing Finance Authority,
      Single Family Mortgage RB,
      series E
       6.250%, 12/01/09 (B)                                                    90              91
   Student Obligation Board Authority,
      Student Loan RB, series B (GTD)
       5.400%, 12/01/95 (B)                                                    75              75
                                                                                         --------
                                                                                              408
                                                                                         --------
CONNECTICUT (2.0%)
   Stratford, GO (ETM)
       6.250%, 03/01/96                                                        75              76
                                                                                         --------
FLORIDA (1.3%)
   Miami, Parking Facility RB, series A
       5.500%, 10/01/96                                                        50              51
                                                                                         --------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
KANSAS (0.4%)
   Johnson County, Single Family
      Mortgage RB
       5.625%, 05/01/02                                                     $  15        $     15
                                                                                         --------
KENTUCKY (1.7%)
   University of Kentucky, Hospital RB,
      series A, Pre-Refunded
      08/01/96 @ 103
       7.500%, 08/01/97                                                        60              63
                                                                                         --------
MASSACHUSETTS (11.8%)
   Boston, series A, GO (MBIA)
       5.900%, 07/01/96                                                        50              51
   State Health & Educational Facilities
      Authority RB, Williams College,
      series C (ETM)
       6.250%, 07/01/96                                                        25              25
   State Housing Finance Authority,
      Single Family Mortgage RB, series 8
       7.000%, 06/01/99                                                       205             216
   State Industrial Finance RB, Brandeis
      University, series C (MBIA)
       6.400%, 10/01/96                                                        55              56
   State Water Resource Authority RB,
      series A
       5.600%, 07/15/96                                                        50              51
   State Water Resource Authority RB,
      Series A (ETM)
       5.750%, 12/01/96                                                        40              41
                                                                                         --------
                                                                                              440
                                                                                         --------
MISSISSIPPI (4.9%)
   Business Finance Corporation,
      Industrial Development RB,
      The Taylor Group Incorporated Project
       5.000%, 05/01/96 (A) (B)                                                90              90
       5.200%, 05/01/97 (A) (B)                                                95              95
                                                                                         --------
                                                                                              185
                                                                                         --------
NEBRASKA (3.8%)
   Investment Financial Authority,
      Multi-Family Mortgage RB,
      Park Drive Apartments Project,
      Mandatory Put 06/01/97 @ 100
       4.750%, 06/01/05 (A)                                                   140             140
                                                                                         --------
NEW HAMPSHIRE (2.0%)
   State Housing Finance Authority,
      Single Family Mortgage RB,
      Exchangeable yearly on 07/01
       6.125%, 01/01/18 (A) (B)                                                75              75
                                                                                         --------

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
NEW MEXICO (9.4%)
   Albuquerque, Municipal
      Collateralized Mortgage Obligation,
      Class B-2 (FGIC)
      05/15/11 (C)                                                           $539            $174
   Albuquerque, Municipal
      Collateralized Mortgage Obligation,
      Single Family Mortgage,
      Class B-1 (FSA)
       7.650%, 08/15/07                                                        64              68
   Sandoval County,
      Gross Receipts Tax RB
       6.000%, 11/01/98                                                       105             107
                                                                                         --------
                                                                                              349
                                                                                         --------
NEW YORK (1.2%)
   State Medical Care Facilities,
      Hospital & Nursing Home Insured
      Mortgage, series A (FHA)
       6.700%, 08/15/01                                                        40              44
                                                                                         --------
OKLAHOMA (3.1%)
   Housing Finance Agency,
      Single Family Mortgage RB,
      Class A (GNMA)
       7.997%, 08/01/18 (B)                                                   110             114
                                                                                         --------
PENNSYLVANIA (13.4%)
   Butler County, Hospital Authority RB,
      Butler Memorial Hospital
       7.500%, 07/01/96                                                        50              51
   Dauphin County, General
      Authority RB, RR1 Term,
      Mandatory Put 12/01/95 @ 100
       6.000%, 06/01/26                                                        80              80
   Philadelphia, Industrial Development
      Authority RB, Huff Paper
      Company Project
       6.100%, 12/15/97 (B)                                                    40              40
   State Certificate of Participation
       6.200%, 06/01/96                                                       100             100
   State Housing Finance Agency,
      Single Family Mortgage RB, series K
       6.000%, 10/01/96                                                       200             202
   Western Westmoreland,
      Municipal Authority RB (MGG)
       6.150%, 10/15/97                                                        25              25
                                                                                         --------
                                                                                              498
                                                                                         --------

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

SHORT-TERM MUNICIPAL
BOND FUND

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
PUERTO RICO (2.7%)
   Commonwealth Public
      Improvement, GO
       6.000%, 07/01/96 (A)                                              $     50        $     50
   Electric Power Authority RB,
      series M (BIG)
       6.700%, 07/01/96                                                        50              51
                                                                                         --------
                                                                                              101
                                                                                         --------
SOUTH DAKOTA (3.0%)
   State Housing Development
      Authority RB
       6.125%, 05/01/08                                                       110             111
                                                                                         --------
TEXAS (14.7%)
   South Plains, Regional Housing
      Authority Mortgage RB, Section 8
      Assisted Project, series 8 (HUD)
       6.000%, 08/01/00                                                       170             171
   Southeast Housing Finance Corp
      Residual RB, Capital Appreciation,
      series B
       12/01/16 (C)                                                         1,100             229
   Tarrant County, Housing Finance
      Corporation, Multi-Family Housing
      RB, Summit Lake Project (FNMA),
      Mandatory Put 10/01/97 @ 100
       7.375%, 10/01/07                                                       140             145
                                                                                         --------
                                                                                              545
                                                                                         --------
UTAH (1.1%)
   Salt Lake City, Industrial
      Development RB, Hermes
      Association Project
       5.900%, 09/01/96 (A)                                                    40              41
                                                                                         --------
WASHINGTON (1.4%)
   State Public Power Supply RB,
      System Nuclear Project-No. 3,
      series B
       6.900%, 07/01/96                                                        50              51
                                                                                         --------
WISCONSIN (1.3%)
   Wisconsin State GO, series 4
       3.000%, 11/01/95                                                        50              50
                                                                                         --------
Total Municipal Bonds
   (Cost $3,658,324)                                                                        3,683
                                                                                         --------
CASH EQUIVALENTS (0.5%)
   SEI Institutional Tax Free Portfolio                                        19              19
                                                                                         --------

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
Total Cash Equivalents
   (Cost $18,566)                                                                        $     19
                                                                                         --------
Total Investments (99.4% of Net Assets)
   (Cost $3,676,890)                                                                     $  3,702
                                                                                         ========

(A) Securities are held in connection with a letter of credit issued by a major commercial bank.
(B)  Income on bond may be subject to Alternative Minimum Tax.
(C)  Zero Coupon Bond
ETM  Escrowed to Maturity
GO   General Obligation Bond
RB   Revenue Bond

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments:

AMBAC  American Municipal Bond Assurance Corporation
BIG    Bond Investors Guaranty Insurance Company
FGIC   Federal Guaranty Insurance Company
FHA    Federal Housing Association
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance
GNMA   Government National Mortgage Association
GTD    Guaranteed Student Loans
HUD    Housing & Urban Development Section B
MBIA   Municipal Bond Insurance Association
MGG    Municipal Government Guaranteed

The accompanying notes are an integral part of the financial statements.

SHORT-TERM
FIXED INCOME FUND

ASSET BACKED SECURITIES (18.8%)
   Carco Auto Loan Master Trust
      series 1995-3, class A (A)
       6.030%, 05/15/00                                                     $  50           $  50
   Caterpillar Financial Asset Trust
      series 1995-A, class A2
       6.100%, 08/25/01                                                       150             150
   Ford Credit Auto Lease Trust
      series 1995-1, class A2
       6.350%, 10/15/98                                                       150             152
   Navistar Financial Corporation
      Owner Trust series 1995-B, class A2
       5.940%, 10/15/98                                                       150             150
   Premier Auto Trust series 1993-5,
      class A2
       4.220%, 03/02/99                                                        72              71
   Sears Credit Account Trust
      series 1991-C, class A
       8.650%, 07/15/98                                                       100             102

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount     Market Value
Description                                                                (000)           (000)
----------------------------------------------------------------------------------------------------
   Standard Credit Card Master Trust
      series 1991-1, class A
       8.500%, 08/07/97                                                      $100         $   102
                                                                                          -------
Total Asset Backed Securities
      (Cost $774,979)                                                                         777
                                                                                          -------
MORTGAGE BACKED SECURITIES (11.9%)
   Green Tree Financial Corporation
      series 1993-1A1
       4.900%, 04/15/18                                                        52              51
   Green Tree Financial Corporation
      series 1994-1A1
       5.600%, 04/15/19                                                        91              91
   Green Tree Financial Corporation
      series 1995-1A1
       7.250%, 06/15/25                                                        51              52
   Green Tree Financial Corporation
      series 1995-4A1
       6.050%, 07/15/25                                                        60              60
   Housing Securities Incorporated
      series 1994-1, class A5
       5.500%, 08/25/03                                                       100              99
   Vanderbilt Mortgage Finance
      series 1994-A, class A1
       7.000%, 07/10/19                                                       138             140
                                                                                          -------
Total Mortgage Backed Securities
      (Cost $491,134)                                                                         493
                                                                                          -------
CORPORATE OBLIGATIONS (2.5%)
   Lehman Brothers
       7.000%, 05/15/97                                                       100             101
                                                                                          -------
Total Corporate Obligations
   (Cost $100,428)                                                                            101
                                                                                          -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (22.0%)
   Federal Home Loan Mortgage
      Corporation REMIC series 1101KA
       7.250%, 09/15/18                                                        76              76
   Federal Home Loan Mortgage
      Corporation REMIC series 1190F
       7.500%, 09/15/18                                                        59              59
   Federal Home Loan Mortgage
      Corporation REMIC series 1215E
       6.750%, 02/15/04                                                       123             122
   Federal Home Loan Mortgage
      Corporation REMIC series 1306G
       7.800%, 05/15/12                                                        91              92
   Federal Home Loan Mortgage
      Corporation REMIC series 1332D
       6.000%, 02/15/13                                                        52              52
   Federal National Mortgage
      Association REMIC series 1989-85D
       7.600%, 05/25/18                                                        66              66
   Federal National Mortgage
      Association REMIC series 1990-87G
       7.500%, 05/25/12                                                       103             103
   Federal National Mortgage
      Association REMIC series 1991-137E
       8.050%, 01/25/20                                                        66              67
   Federal National Mortgage
      Association REMIC series 1992-161A
       6.500%, 12/25/13                                                        59              58
   Federal National Mortgage
      Association REMIC series G92-35A
       7.000%, 10/25/15                                                        98              98
   Federal National Mortgage
      Association REMIC series G92-42C
       7.000%, 09/25/19                                                        52              52
   Federal National Mortgage Association
      REMIC series 1991-165H
       7.500%, 04/25/20                                                        65              66
                                                                                          -------
   Total U.S. Government Agency
      Obligations (Cost $910,413)                                                             911
                                                                                          -------
TAXABLE MUNICIPAL BONDS (39.3%)
   Dallas County, Texas Housing Finance
      Corporation
       6.625%, 12/01/13                                                       200             193
   Dauphin County, Pennsylvania
      General Authority Health Center,
      Tressler Lutheran, series B, Optional
      Put 09/01/96 @ 100
       7.000%, 09/01/10                                                       270             269
   Gainesville, Florida Utility
      Systems Revenue Bonds
       4.875%, 04/01/96                                                       170             169
   Hillard, Ohio Housing
      Development Corporation,
      Sturbridge Green, series B (FHA)
       7.750%, 01/01/97                                                        75              75
   North Washington, Colorado Fire
      Protection District General
      Obligation, Series A
       6.300%, 11/01/95                                                       115             115
   Ohio Capital Corporation Housing
      Revenue Bonds, series 1995N
      (FHA) (MBIA)
       6.875%, 07/01/97                                                        90              90
   Plainfield, Indiana Quaker School
      Building Corporation
       6.100%, 07/01/96                                                       135             135

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

SHORT-TERM
FIXED INCOME FUND

----------------------------------------------------------------------------------------------------
                                                                    Face Amount (000)/  Market Value
Description                                                              Shares            (000)
----------------------------------------------------------------------------------------------------
   Rome, New York Housing
      Development Revenue Bonds,
      Section 8 Housing, series B
      (MBIA) (FHA)
       7.750%, 07/01/01                                                     $  70         $    71
   San Francisco, California
      Redevelopment Agency, Section 8
      Housing, series C (MBIA) (FHA)
       6.375%, 01/01/00                                                       180             181
   Snake River, Colorado Water District
      General Obligation (Asset Guaranty)
       6.250%, 12/15/96                                                       180             180
   Utah School District Finance
      Cooperative, series A, Mandatory
      Put 02/15/96 @ 100
       5.400%, 02/15/10                                                       150             150
                                                                                          -------
Total Taxable Municipal Bonds
      (Cost $1,626,422)                                                                     1,628
                                                                                          -------
CASH EQUIVALENTS (4.9%)
   SEI Daily Income Trust
      Government II Portfolio                                                 204             204
                                                                                          -------
Total Cash Equivalents
      (Cost $203,902)                                                                         204
                                                                                          -------
REPURCHASE AGREEMENT (5.3%)
   Lehman Brothers Securities 5.53%,
      dated 10/31/95, matures 11/01/95,
      repurchase price $218,629
      (collateralized by U.S. Treasury
      Note, par value $214,224, 7.875%,
      due 04/15/98, market value
      $225,438)                                                               219             219
                                                                                          -------
Total Repurchase Agreement
      (Cost $218,596)                                                                         219
                                                                                          -------
   Total Investments
      (104.7% of Net Assets) (Cost $4,325,874)                                            $ 4,333
                                                                                          =======

(A) Variable rate security - The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1995.

REMIC  Real Estate Mortgage Investment Conduit

The following organizations have provided underlying credit support for the securities as defined in the Schedule of Investments:

FHA   Federal Housing Authority Insured
MBIA  Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

SMALLER COMPANIES
FUND

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
COMMON STOCKS (84.9%)
AGRICULTURE (3.6%)
   Barefoot                                                                 1,500         $    18
   Delta & Pine Land                                                        2,000              78
                                                                                          -------
                                                                                               96
                                                                                          -------
AIR TRANSPORTATION (1.0%)
   Atlantic Southeast Airlines                                              1,000              25
                                                                                          -------
APPAREL/TEXTILES (0.9%)
   Mohawk Industries*                                                       1,500              23
                                                                                          -------
BANKS (7.7%)
   Baybanks                                                                 1,000              81
   Dime Bancorp*                                                            5,000              53
   First Bell Bancorp*                                                      1,000              13
   Glendale Federal Savings Bank*                                           2,000              32
   Long Island Bancorp                                                      1,000              23
                                                                                          -------
                                                                                              202
                                                                                          -------
BUILDING & CONSTRUCTION (2.6%)
   Lennar                                                                   3,000              69
                                                                                          -------
COMMUNICATIONS EQUIPMENT (4.1%)
   American Radio Systems*                                                  1,000              23
   Dionex*                                                                  1,000              53
   Mercury Interactive*                                                     1,500              31
                                                                                          -------
                                                                                              107
                                                                                          -------
COMPUTERS & SERVICES (1.7%)
   Ceridian*                                                                  600              26
   Micros Systems*                                                            500              19
                                                                                          -------
                                                                                               45
                                                                                          -------
CONSUMER PRODUCTS (1.5%)
   Nine West Group*                                                           900              40
                                                                                          -------
ELECTRICAL TECHNOLOGY (0.5%)
   Komag*                                                                     250              14
                                                                                          -------
FINANCIAL SERVICES (1.3%)
   Credit Acceptance*                                                       1,400              33
                                                                                          -------
FOOD, BEVERAGE & TOBACCO (0.5%)
   Robert Mondavi, Class A*                                                   500              14
                                                                                          -------
HEALTHCARE (1.7%)
   Gensia Pharmaceutical*                                                   3,000              13
   Gilead Sciences*                                                           500              10

================================================================================

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
   Immulogic Pharmaceutical*                                                  700         $     8
   Uromed*                                                                  1,300              14
                                                                                          -------
                                                                                               45
                                                                                          -------
HOUSEHOLD FURNITURE & FIXTURES (0.9%)
   Leggett and Platt                                                        1,000              24
                                                                                          -------
LUMBER & WOOD PRODUCTS (0.6%)
   Triangle Pacific*                                                        1,000              16
                                                                                          -------
MACHINERY (3.0%)
   Camco International                                                      1,000              23
   PRI Automation*                                                          1,500              55
                                                                                          -------
                                                                                               78
                                                                                          -------
MANUFACTURING (1.0%)
   West Marine*                                                               900              27
                                                                                          -------
MEASURING DEVICES (2.0%)
   CEM*                                                                     4,000              53
                                                                                          -------
MEDICAL PRODUCTS & SERVICES (1.7%)
   American Oncology Resources*                                             1,300              46
                                                                                          -------
MISCELLANEOUS BUSINESS SERVICES (2.6%)
   Adobe Systems                                                              400              23
   Platinum Technology*                                                     1,100              20
   Rational Software*                                                         700              11
   The Bisys Group*                                                           500              14
                                                                                          -------
                                                                                               68
                                                                                          -------
MISCELLANEOUS MANUFACTURING (3.0%)
   Blyth Industries*                                                          500              25
   Department 56*                                                           1,200              55
                                                                                          -------
                                                                                               80
                                                                                          -------
PAPER & PAPER PRODUCTS (3.3%)
   Bowater                                                                  1,000              44
   Potlatch                                                                 1,000              42
                                                                                          -------
                                                                                               86
                                                                                          -------
PETROLEUM & FUEL PRODUCTS (6.7%)
   Benton Oil & Gas*                                                          750               9
   BJ Services*                                                             1,500              35
   Coda Energy*                                                             2,500              19
   Devon Energy                                                             2,000              43
   Diamond Shamrock R&M                                                     1,000              26
   Parker & Parsley Petroleum                                               1,000              19
   United Meridian*                                                         1,500              25
                                                                                          -------
                                                                                              176
                                                                                          -------

----------------------------------------------------------------------------------------------------
                                                                        Shares          Market Value
Description                                                    Face Amount (000)/Shares     (000)
----------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING (2.5%)
   New England Business Service                                             3,500        $     67
                                                                                          -------
RETAIL (9.5%)
   Big B                                                                      400               6
   Boston Chicken*                                                          1,000              33
   Creative Computers*                                                      1,100              32
   Daka International*                                                        600              18
   Damark International*                                                    2,200              13
   DF&R Restaurants*                                                          900              27
   Family Dollar Stores                                                     1,750              27
   Garden Ridge*                                                              900              32
   Global Directmail*                                                         300               8
   Petsmart*                                                                  700              23
   Sonic*                                                                   1,500              33
                                                                                          -------
                                                                                              252
                                                                                          -------
SEMI-CONDUCTORS/INSTRUMENTS (5.8%)
   Integrated Process Equipment*                                            1,100              41
   MEMC Electronic Materials*                                               2,500              80
   Oak Technology*                                                            600              33
                                                                                          -------
                                                                                              154
                                                                                          -------
TELEPHONES & TELECOMMUNICATION (7.2%)
   Cascade Communications*                                                    800              57
   Highwaymaster Communications*                                            1,000               8
   Paging Network*                                                          3,000              69
   Pairgain Technologies*                                                     600              26
   Vanguard Cellular System, Class A*                                       1,300              29
                                                                                          -------
                                                                                              189
                                                                                          -------
TOWING & TUGBOAT SERVICE (2.5%)
   Tidewater                                                                2,500              66

TRUCKING (2.2%)
   American Freightways*                                                    1,000              13
   TNT Freightways                                                          2,500              45
                                                                                          -------
                                                                                               58
                                                                                          -------
WHOLESALE (3.3%)
   Computervision*                                                          2,700              32
   Daisytek International*                                                  1,000              28
   FTP Software*                                                            1,000              27
                                                                                          -------
                                                                                               87
                                                                                          -------
Total Common Stocks
      (Cost $2,103,640)                                                                     2,240
                                                                                          -------
COMMERCIAL PAPER (16.2%)
   Associates
       5.801%, 11/01/95                                                     $ 428             428
                                                                                          -------

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

SMALLER COMPANIES
FUND

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
Total Commercial Paper
      (Cost $428,000)                                                                     $   428
                                                                                          -------
Total Investments (101.1% of Net Assets)
   (Cost $2,531,640)                                                                      $ 2,668
                                                                                          =======

*    Non-income producing security.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL EQUITY FUND

FOREIGN COMMON STOCKS (95.0%)
AUSTRALIA (2.4%)
   Mim Holdings                                                            31,000         $    41
   Western Mining                                                           4,000              26
                                                                                          -------
                                                                                               67
                                                                                          -------
FINLAND (1.3%)
   Valmet `A'                                                               1,300              36
                                                                                          -------
FRANCE (6.9%)
   Castorama                                                                  467              76
   Christian Dior                                                             850              84
   Cie de Saint Gobain                                                         12               1
   Sanofi                                                                     450              29
                                                                                          -------
                                                                                              190
                                                                                          -------
GERMANY (2.7%)
   Veba                                                                     1,800              74
                                                                                          -------
HONG KONG (5.4%)
   Cheung Kong                                                              5,000              28
   Hutchison Whampoa                                                       22,000             121
                                                                                          -------
                                                                                              149
                                                                                          -------
ITALY (1.4%)
   Telecom Italia Mobile SPA*                                              22,000              37
                                                                                          -------
JAPAN (33.3%)
   Autobac Seven                                                              100               9
   Canon                                                                    4,000              68
   DDI                                                                          8              65
   Hitachi                                                                  7,000              72
   Ito Yokado                                                               1,000              55
   Mitsubishi                                                               5,000              55
   Mitsubishi Estate                                                        6,000              64
   Mitsubishi Heavy Industries                                             10,000              77
   Nishimatsu Construction                                                  6,000              67
   NKK*                                                                    23,000              56
   Nomura Securities                                                        4,000              73

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
   Sankyo                                                                   3,000         $    66
   Shin Etsu Chemical                                                       3,000              61
   Teijin                                                                  13,000              60
   Tokio Marine & Fire Insurance                                            6,000              62
                                                                                          -------
                                                                                              910
                                                                                          -------
MALAYSIA (2.4%)
   Genting Berhad                                                           4,000              35
   United Engineers                                                         5,000              31
                                                                                          -------
                                                                                               66
                                                                                          -------
NETHERLANDS (5.7%)
   Aegon                                                                      879              33
   Elsevier                                                                 6,200              81
   Polygram                                                                   660              41
                                                                                          -------
                                                                                              155
                                                                                          -------
SINGAPORE (4.1%)
   Jardine Matheson Holdings                                                6,800              41
   Overseas Chinese Banking Foreign                                         6,000              71
                                                                                          -------
                                                                                              112
                                                                                          -------
SPAIN (1.8%)
   Centros Comerciales Pryca                                                1,100              23
   Empresa Nacional de Electricidad                                           520              26
                                                                                          -------
                                                                                               49
                                                                                          -------
SWEDEN (6.6%)
   Astra AB, series A                                                       2,400              88
   Ericsson                                                                 4,400              94
                                                                                          -------
                                                                                              182
                                                                                          -------
SWITZERLAND (3.1%)
   BBC Brown Boveri Bearer                                                     35              41
   Roche Holding                                                                6              43
                                                                                          -------
                                                                                               84
                                                                                          -------
UNITED KINGDOM (17.9%)
   British Telecommunications                                               9,400              56
   Dixons Group                                                            24,300             147
   General Electric                                                        18,100              90
   Glaxo Wellcome                                                           8,200             111
   Williams Holdings                                                       17,400              86
                                                                                          -------
                                                                                              490
                                                                                          -------
Total Foreign Common Stocks
      (Cost $2,462,698)                                                                     2,601
                                                                                          -------
FOREIGN PREFERRED STOCK (1.5%)
GERMANY (1.5%)
   SAP                                                                        275              42
                                                                                          -------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
Total Foreign Preferred Stock
      (Cost $44,914)                                                                      $    42
                                                                                          -------
Total Investments (96.5% of Net Assets)
      (Cost $2,507,612)                                                                   $ 2,643
                                                                                          =======

*  Non-Income producing security.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL SMALL
CAP EQUITY FUND

FOREIGN COMMON STOCKS (85.6%)
AUSTRALIA (1.9%)
   Adelaide Bank                                                          195,000         $   525
   Biota Holdings                                                         180,000             233
   Burswood Property Trust                                                400,000             515
   Gasgoyne Gold Mine                                                       1,659               2
   Savage Resources                                                       231,000             167
   Shomega                                                                200,000             244
                                                                                          -------
                                                                                            1,686
                                                                                          -------
AUSTRIA (0.8%)
   Austria Mikro Systeme International                                      1,100             204
   Wolford                                                                  3,690             496
                                                                                          -------
                                                                                              700
                                                                                          -------
BELGIUM (0.3%)
   Quick Restaurants                                                        2,500             229
                                                                                          -------
DENMARK (1.2%)
   Martin Gruppen                                                           6,650             359
   Martin Gruppen New*                                                      2,260             122
   Oticon Holding AS, series A                                              6,040             613
                                                                                          -------
                                                                                            1,094
                                                                                          -------
FINLAND (0.1%)
   Benefon Oy                                                               2,500              70
                                                                                          -------
FRANCE (3.5%)
   Airfeu SA                                                                2,824             109
   Assystem*                                                                3,370             224
   Bertrand Faure                                                           2,500              79
   Brioche Pasquier                                                         1,628             214
   But SA                                                                   1,338             341
   CIPE France SA                                                           3,600             211
   Deveaux SA                                                               2,483             184
   Filipacchi Medias                                                           16               2
   Grand Optical-Photoservice                                               3,408             365

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
   Guilbert SA                                                              3,447         $   414
   Hermes International                                                     1,482             261
   MGI Coutier                                                              2,084             124
   NRJ SA                                                                      10               1
   Sidel                                                                      689             239
   Sylea                                                                    3,300             248
   Union Financiere de France
      Banque SA                                                             1,742             133
                                                                                          -------
                                                                                            3,149
                                                                                          -------
GERMANY (2.8%)
   Ahlers (Adolf)                                                             620             132
   Boss (Hugo)                                                                379             317
   CeWe Color Holding                                                       1,393             406
   Jil Sander                                                                 662             555
   Kiekert*                                                                11,600             730
   Marschollek Lauten                                                         308             207
   Stohr & Company                                                          1,500             199
                                                                                          -------
                                                                                            2,546
                                                                                          -------
HONG KONG (1.7%)
   ASM Pacific Technology                                                  95,000              90
   Chen Hsong                                                             230,000             134
   China Resources Development                                            200,000              89
   East Asiatic Company                                                   320,000              43
   Four Seas Mercantile                                                   250,000              73
   Gold Peak                                                              310,000             150
   Grand Hotel Holdings A                                                 200,000              73
   Harbour Centre                                                         161,000             179
   Hon Kwok Land Investment                                               402,000             122
   Hong Kong Aircraft Engineering                                          44,800             115
   Liu Chong Hing Bank                                                    140,000             172
   Regal Hotels International                                             800,000             150
   TVE Holdings                                                           250,000              76
   Wing Hang Bank                                                          16,000              52
   Winsor Industrial                                                       73,000              66
                                                                                          -------
                                                                                            1,584
                                                                                          -------
INDONESIA (1.0%)
   Bukaka Teknik Utama*                                                    50,000              74
   Clipan Finance                                                          67,500             157
   Fastfood Indonesia                                                      31,000              27
   PT Aneka Kimia Ray*                                                     45,000             127
   PT Bank Niaga                                                           25,000              89
   Sari Husada                                                             30,000             149
   Tigaraksa Satria                                                        40,000             141
   Trias Sentosa                                                           60,000             132
                                                                                          -------
                                                                                              896
                                                                                          -------
ITALY (4.0%)
   De Rigo Spa ADR*                                                        13,500             278
   Gewiss                                                                  69,750             875

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

INTERNATIONAL SMALL
CAP EQUITY FUND

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
   Industria Machine*                                                      62,300         $   435
   Industrie Natuzzi Spa ADR                                               36,012           1,441
   Saes Getters                                                            18,120             346
   Saes Getters Di Risp                                                    27,580             234
                                                                                          -------
                                                                                            3,609
                                                                                          -------
JAPAN (38.4%)
   Aichi                                                                   47,000             372
   Aiwa                                                                    18,000             391
   Alpine Electronics                                                      37,000             514
   Arcland Sakamoto                                                        20,000             258
   Belluna                                                                 12,000             224
   Beltecno                                                                10,000             139
   Bridgestone                                                             55,000             597
   Cesar                                                                   50,000             356
   Chubu Sekiwa Real Estate                                                30,000             396
   Chudenko                                                                 8,000             292
   Chuo Warehouse                                                          20,000             215
   Circle K*                                                               15,000             572
   Daishowa Paper                                                          60,000             441
   Daiwabo Information Systems                                             16,000             458
   Enix                                                                    11,000             398
   Fast Retailing                                                           9,200             449
   Fuji Machine Manufacturing                                              14,000             527
   Fujitsu Business Systems                                                20,000             504
   Fuso Lexel                                                              23,000             169
   H.I.S.                                                                  12,100             467
   Higashi Nihon House                                                     15,000             201
   Hitachi Medical                                                         30,000             381
   Honma Golf*                                                             16,000             396
   Hosoda                                                                  10,000              67
   Ichiken                                                                 40,000             358
   IO Data Device                                                           6,000             428
   Itoki Crebio                                                            52,000             388
   Izumi                                                                   21,000             398
   Japan Digital Lab                                                       20,000             401
   Japan Industry Land                                                     14,000             523
   Juken Sangyo                                                            33,000             381
   Kaneshita Construction                                                  31,000             391
   Kansai Sekiwa                                                           31,000             515
   Kanto Seino Transportation                                               8,000             227
   Kawasumi Labs                                                           20,000             272
   Maezawa Kaisei                                                          10,000             391
   Mars Engineering                                                         5,000             364
   Maruco                                                                  12,400             710
   Ministop                                                                23,000             558
   Misumi                                                                  20,000             700
   Mitsuba Electric                                                        37,000             376
   Mitsui High Tech                                                        25,000             677
   Mitsui Home                                                             25,000             354
   Mitsumi Electric                                                        37,000             897
   Nichiha                                                                 25,000             416
   Nichii Gakkan*                                                          11,000             480
   Nihon Dempa Kogyo                                                       12,000             307
   Nippon Kanzai                                                           12,000             340
   Nippon Thompson                                                         68,000             555
   Nissin                                                                  11,000             538
   Nitto Electric Works                                                    31,000             424
   OSG                                                                     57,000             401
   Paramount Bed                                                            6,000             432
   Paris Miki                                                              18,000             570
   Plenus                                                                   6,000             283
   PS                                                                      25,000             420
   Ricoh Elemex                                                            25,000             320
   Ryohin Keikaku                                                           7,000             460
   Ryoyo Electro                                                           16,000             374
   Sansei Yusoki                                                           22,000             217
   Santen Pharmaceutical                                                   20,500             485
   Sanyo Shinpan                                                            8,000             571
   Satori Electric                                                         10,000             464
   Seijo                                                                   16,500             516
   Seikagaku Engineering                                                   10,000             257
   Sekiwa Real Estate                                                      40,000             293
   Senshukai                                                                  200               4
   Shimachu                                                                19,000             502
   Shinki*                                                                 13,000             447
   Shinko Electric                                                         11,000             479
   Sintokogio                                                              56,000             416
   SK Kaken                                                                 9,000             202
   Stamina Foods                                                           27,000             343
   Takada Kiko Steel                                                       43,000             414
   Tanseisha                                                               25,000             236
   TKC                                                                     20,100             440
   Tohoku Misawa Home                                                      31,000             355
   Tokin                                                                   30,000             463
   Towa Pharmaceutical                                                      7,000             329
   Trusco Nakayama                                                         22,800             430
   Wakita & Company                                                        31,000             403
   Xebio                                                                   16,000             594
   Yagi                                                                     8,000              94
   Yamae Hisano                                                            25,000             284
   Yonkyu                                                                  10,000             259
   Yoshinoya D&C                                                               40             634
   Yukiguni Maitake                                                        18,000             345
                                                                                          -------
                                                                                           34,889
                                                                                          -------
MALAYSIA (1.5%)
   Cycle And Carr Bin                                                      60,000             248
   George Kent                                                             59,500             112
   Hock Hua Bank                                                           40,000             118
   IOI Properties                                                          60,000             126
   Muhibbah Engineering                                                    40,000             145
   Nylex Berhad                                                            80,000             235
   Public Finance                                                          95,000             179
   RJ Reynolds Berhad                                                      50,000             102
   Shah Alam Properties                                                    50,000             123
                                                                                          -------
                                                                                            1,388
                                                                                          -------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
NETHERLANDS (2.4%)
   Aalberts Industries                                                      3,800         $   223
   Gucci*                                                                  24,500             696
   IHC Caland                                                              10,548             300
   OPG Apoth Coop                                                           9,400             228
   Otra                                                                     1,057             218
   Randstad Holdings                                                        6,590             297
   Sphinx Kon Gustavsberg                                                   9,188             255
                                                                                          -------
                                                                                            2,217
                                                                                          -------
NORWAY (4.0%)
   Awilco AS, series B                                                     27,200             269
   Industri Investor                                                       78,000             198
   Multisoft AS                                                             6,750             163
   Nera AS                                                                 14,830             531
   Sensonor AS*                                                            54,000             460
   Storli AS, series A                                                     10,000             162
   Sysdeco Group AS*                                                       21,700             484
   System Etiketterin                                                      26,349             508
   Tandberg AS*                                                             7,500              78
   Tandberg New*                                                            7,700              80
   Tomra Systems                                                           75,740             478
   Transocean                                                              15,386             235
                                                                                          -------
                                                                                            3,646
                                                                                          -------
PHILIPPINES (0.2%)
   Bacnotan Cement                                                         50,000              48
   Belle Resources*                                                       200,000              30
   First Philippine Holdings                                               32,111              68
   Union Bank of Philippines*                                              12,000              14
                                                                                          -------
                                                                                              160
                                                                                          -------
PORTUGAL (0.3%)
   TVI - Televisao Industries*                                             54,000             253
                                                                                          -------
SINGAPORE (1.6%)
   Amtek Engineering                                                       80,000             164
   Comfort Group                                                           37,000              31
   Courts Singapore                                                       135,000             212
   Flextech Holdings                                                      100,000              55
   Jurong Engineering                                                      50,000             294
   Seksun Precision Engineering                                           100,000              71
   Sembawang Maritime                                                      25,000              85
   Singap Ship & Engine                                                    75,000             192
   ST Capital                                                             100,000             120
   Tiger Medicals                                                          35,000              54
   Venture Manufacturing                                                   70,000             214
                                                                                          -------
                                                                                            1,492
                                                                                          -------
SOUTH KOREA (0.3%)
   Daesung Industrial                                                       1,000              83
   Halla Engineering &
      Construction Rights*                                                    768              --
   Halla Engineering & Construction*                                        3,200             160
   Korean Express EDR                                                       2,600              56
                                                                                          -------
                                                                                              299
                                                                                          -------
SPAIN (0.7%)
   Cortefiel                                                               12,000             354
   Empresas Nacional de Cellulosa*                                          7,600             139
   Energia E Ind Aragonesas*                                               30,500             156
                                                                                          -------
                                                                                              649
                                                                                          -------
SWEDEN (2.8%)
   Allgon AB, series B                                                      5,000              76
   Assa Abloy, series B*                                                   23,747             157
   Elekta Instrument AB, series B                                           5,400             224
   Hoganas AB, series B*                                                   21,160             570
   Kalmar                                                                  31,500             513
   Kanthal, series B                                                       11,900             197
   Sintercast*                                                             15,860             826
                                                                                          -------
                                                                                            2,563
                                                                                          -------
SWITZERLAND (1.9%)
   Bossard Holding                                                            108             193
   Edipresse SA                                                             1,348             376
   Fust                                                                     1,170             294
   Kardex PC                                                                1,155             327
   Sarna Kunst Holdings                                                        95             108
   Swiss Log Holdings                                                       1,160             347
   Zehnder Holdings                                                           208             112
                                                                                          -------
                                                                                            1,757
                                                                                          -------
THAILAND (0.4%)
   KCE Electronics                                                         50,000             143
   Muramoto Electronics                                                    16,800              55
   Serm Suk*                                                                6,040              77
   Srithai Superware                                                       12,000              82
                                                                                          -------
                                                                                              357
                                                                                          -------
UNITED KINGDOM (13.8%)
   Albright & Wilson                                                       60,000             151
   Allders                                                                 15,500              43
   Allied Colloids                                                         40,000              84
   Alumasc Group                                                           50,909             356
   Amersham International                                                  13,000             198
   Argos                                                                   50,000             405
   Avon Rubber                                                             15,000             124
   Baynes (Charles)                                                       140,000             228
   BBA Group                                                               85,000             361
   Blick                                                                   17,000             133
   BM Group                                                               225,000             133

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

INTERNATIONAL SMALL
CAP EQUITY FUND

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
   BMG Charles Sydney                                                      96,459         $   137
   Bunzl                                                                  100,000             318
   Business Post Group                                                     75,000             420
   Charter                                                                 17,500             230
   Compass Group                                                           40,000             272
   Courtaulds Textile                                                      32,500             211
   Cowie Group                                                             20,000              94
   Crabtree Group                                                          25,000             146
   CRT Group                                                               73,333             139
   Daily Mail & General Trust A                                            15,000             257
   Dalgety                                                                 50,000             336
   Devro International                                                     35,000             135
   Diploma                                                                 15,000             103
   Domino Printing                                                         12,500              94
   Fairey Group                                                            24,150             194
   Firstbus                                                                81,550             178
   Forth Ports                                                             37,500             365
   Glynwed International                                                   55,000             292
   Great Portland Estates                                                  38,000              97
   Halma                                                                   40,000             108
   Henlys                                                                  35,000             283
   Hepworth                                                                60,000             274
   Ibstock                                                                210,000             212
   Ideal Hardware                                                          44,000             322
   Isa International                                                      100,000             232
   Laird Group                                                             25,000             165
   London Clubs International                                              44,500             288
   MAI                                                                     40,000             208
   Marston Thompson                                                        50,000             240
   Menvier-Swain                                                           49,500             220
   MFI Furniture                                                          105,000             236
   Misys                                                                   23,076             218
   Moorfield Estates                                                      253,705             106
   Morrison(W) Supermarket                                                 25,000              59
   My Holdings                                                            264,032             292
   Perkins Food                                                            55,000              63
   Pizza Express                                                          100,000             305
   Protean                                                                 46,945             185
   Rugby Group                                                            120,000             203
   Sanderson Holding                                                       25,000              77
   Security Services                                                       12,500             186
   Sheffield Insulation                                                    38,500             125
   Smith (David S.) Holding                                                27,500             251
   Spirax-Sarco Engineering                                                40,000             382
   Stakis                                                                 150,000             184
   Stat-Plus Group                                                         40,000             131
   Staveley Industries                                                     60,000             202
   Sunleigh                                                             1,700,000              60
   Tibbett & Britten Group                                                  8,000              56
   Trafford Park Estates                                                  120,000             178
   Ulster Television                                                       20,000             302
                                                                                          -------
                                                                                           12,587
                                                                                          -------

Total Foreign Common Stocks
      (Cost $76,409,819)                                                                   77,820
                                                                                          -------
FOREIGN PREFERRED STOCKS (3.2%)
GERMANY (3.2%)
   Berentzen - Gruppe                                                       9,370             263
   Fielmann                                                                 9,200             504
   Hach                                                                       575             296
   Mobel Walther                                                              918             405
   Puma                                                                     1,686             467
   Rhoen Klinikum                                                           3,900             324
   Rhoen Klinikum Rights                                                    3,900              75
   Sto Vorzug                                                                 494             265
   Villeroy & Boch                                                          1,704             322
                                                                                          -------
                                                                                            2,921
                                                                                          -------
Total Foreign Preferred Stocks
      (Cost $2,661,161)                                                                     2,921
                                                                                          -------
COMMON STOCK (0.0%)
UNITED STATES (0.0%)
   Pixtech                                                                  1,860              19
                                                                                          -------
Total Common Stock
      (Cost $18,693)                                                                           19
                                                                                          -------
Total Investments (88.8% of Net Assets)
      (Cost $79,089,673)                                                                  $80,760
                                                                                          =======

*    Non-income producing security.
ADR  American Depository Receipts.
EDR  European Depository Receipts.
PC   Participating Certificates.

The accompanying notes are an integral part of the financial statements.

EUROPEAN SMALL
CAP EQUITY FUND

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (85.1%)
AUSTRIA (3.0%)
   Austria Mikro Systeme International                                        724         $   134
   Wolford                                                                  1,099             148
                                                                                          -------
                                                                                              282
                                                                                          -------
BELGIUM (0.7%)
   Quick Restaurants                                                          722              66
                                                                                          -------
DENMARK (2.8%)
   Martin Gruppen*                                                          1,200              65
   Oticon Holding AS, series A                                              1,952             198
                                                                                          -------
                                                                                              263
                                                                                          -------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
FINLAND (0.4%)
   Benefon Oy                                                               1,300         $    36
                                                                                          -------
FRANCE (7.9%)
   Airfeu SA                                                                  967              37
   Assystem*                                                                  910              60
   Bertrand Faure                                                             730              23
   Brioche Pasquier                                                           481              63
   But SA                                                                     250              64
   CIPE France SA                                                           1,069              63
   Deveaux SA                                                                 500              37
   Filipacchi Medias                                                            3              --
   Grand Optical-Photoservice                                                 625              67
   Guilbert SA                                                                819              99
   Hermes International                                                       415              73
   MGI Coutier                                                                580              34
   Sidel                                                                      186              65
   Sylea                                                                      300              23
   Union Financiere de France Banque SA                                       423              32
                                                                                          -------
                                                                                              740
                                                                                          -------
GERMANY (6.3%)
   Boss (Hugo)                                                                 60              50
   CeWe Color Holding                                                         398             116
   Jil Sander                                                                 156             131
   Kiekert*                                                                 2,700             170
   Marschollek Lauten                                                          72              48
   Stohr & Company                                                            528              70
                                                                                          -------
                                                                                              585
                                                                                          -------
ITALY (6.9%)
   De Rigo ADR                                                              3,000              62
   Gewiss                                                                  11,836             147
   Industria Machine*                                                      17,000             119
   Industrie Natuzzi Spa ADR                                                3,564             143
   Saes Getters                                                             6,350             121
   Saes Getters Di Risp                                                     4,000              34
   Saes Getters Priv                                                        1,500              16
                                                                                          -------
                                                                                              642
                                                                                          -------
NETHERLANDS (6.2%)
   Aalberts Industries                                                      1,896             111
   Gucci*                                                                   5,350             152
   OPG Apoth Coop                                                           2,826              69
   Otra                                                                       375              77
   Randstad Holdings                                                        2,028              92
   Sphinx Kon Gustavsberg                                                   2,790              77
                                                                                          -------
                                                                                              578
                                                                                          -------
NORWAY (9.8%)
   Awilco AS, series B                                                      7,210              71
   Multisoft AS                                                             2,000              48

----------------------------------------------------------------------------------------------------
                                                                                        Market Value
Description                                                               Shares           (000)
----------------------------------------------------------------------------------------------------
   Nera AS                                                                  4,260            $154
   Sensonor AS*                                                            15,181             129
   Storli AS, series A                                                      2,800              45
   Sysdeco Group AS*                                                        5,750             128
   System Etiketterin                                                       6,551             126
   Tandberg AS*                                                             2,000              21
   Tandberg New*                                                            2,100              22
   Tomra Systems                                                           15,966             101
   Transocean                                                               4,768              73
                                                                                          -------
                                                                                              918
                                                                                          -------
SPAIN (2.0%)
   Cortefiel                                                                1,885              56
   Empresas Nacional de Cellulosa*                                          1,949              36
   Energia E Ind Aragonesas*                                                7,454              38
   Uralita*                                                                 5,387              54
                                                                                          -------
                                                                                              184
                                                                                          -------
SWEDEN (7.6%)
   Allgon AB, series B                                                      2,500              38
   Assa Abloy, series B*                                                    6,638              44
   Elekta Instrument AB, series B                                             800              33
   Hoganas AB, series B                                                     6,187             167
   Kalmar                                                                   7,590             123
   Kanthal, series B                                                        5,200              86
   Sintercast*                                                              4,090             217
                                                                                          -------
                                                                                              708
                                                                                          -------
SWITZERLAND (2.2%)
   Edipresse SA                                                               164              46
   Fust                                                                       142              36
   Kardex PC                                                                  274              77
   Sarna Kunst Holdings                                                         1               1
   Zehnder Holdings                                                            90              48
                                                                                          -------
                                                                                              208
                                                                                          -------
UNITED KINGDOM (29.3%)
   Albright & Wilson                                                       15,000              38
   Allied Colloids                                                         25,000              53
   Amersham International                                                   3,000              46
   Argos                                                                   22,000             177
   BBA Group                                                               32,000             136
   Bradford Property Trust                                                  8,000              23
   Capital Shopping Centers                                                12,500              40
   Charter                                                                  5,000              66
   Compass Group                                                           11,000              75
   Courtaulds Textile                                                       7,500              49
   Daily Mail & General Trust A                                             4,800              82
   Dalgety                                                                 20,000             134
   Devro International                                                     22,000              85
   Diploma                                                                 16,000             110
   Fairey Group                                                             7,500              60
   Glynwed International                                                   22,000             117

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

EUROPEAN SMALL
CAP EQUITY FUND

----------------------------------------------------------------------------------------------------
                                                                                           Market
Description                                                               Shares         Value (000)
----------------------------------------------------------------------------------------------------
   Great Portland Estates                                                  18,000         $    46
   Halma                                                                   33,333              90
   Hepworth                                                                25,000             114
   Ibstock                                                                 65,000              66
   Laird Group                                                             19,200             127
   London Clubs International*                                              9,750              63
   MAI                                                                     15,000              78
   MFI Furniture                                                           55,000             123
   Monument Oil & Gas                                                      55,000              51
   Morrison(W) Supermarket                                                 12,000              28
   Rugby Group                                                             40,000              68
   Scapa Group                                                             10,000              37
   Security Services                                                        7,500             111
   Smith (David S.) Holding                                                 9,700              89
   Spirax-Sarco Engineering                                                15,000             143
   Stakis                                                                  35,000              43
   Staveley Industries                                                     14,000              47
   Tibbett & Britten Group                                                  8,000              56
   Wilson Holdings                                                         25,000              57
                                                                                          -------
                                                                                            2,728
                                                                                          -------
Total Foreign Common Stocks
      (Cost $6,988,891)                                                                     7,938
                                                                                          -------
FOREIGN PREFERRED STOCKS (10.7%)
GERMANY (10.7%)
   Berentzen - Gruppe                                                       4,380             123
   Fielmann                                                                 2,100             115
   Hach                                                                       135              69
   Mobel Walther                                                              323             142
   Puma                                                                       600             166
   Rhoen Klinikum                                                           1,810             151
   Rhoen Klinikum Rights*                                                   1,810              35
   Sto Vorzug                                                                 196             105
   Villeroy & Boch                                                            512              97
                                                                                          -------
                                                                                            1,003
                                                                                          -------
Total Foreign Preferred Stocks
      (Cost $873,035)                                                                       1,003
                                                                                          -------
COMMON STOCK (0.0%)
UNITED STATES (0.0%)
   Pixtech                                                                    400               4
                                                                                          -------
Total Common Stock
      (Cost $4,020)                                                                             4
                                                                                          -------
Total Investments (95.8% of Net Assets)
      (Cost $7,865,946)                                                                   $ 8,945
                                                                                          =======

*    Non-income producing security.
ADR  American Depository Receipts
PC   Participating Certificates

The accompanying notes are an integral part of the financial statements.

EMERGING MARKETS
EQUITY FUND
----------------------------------------------------------------------------------------------------
                                                                                           Market
Description                                                               Shares         Value (000)
----------------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (84.8%)
ARGENTINA (3.3%)
   Astra Cia Argentina, series B                                          600,000         $   887
   Nobleza Piccardo, series B                                             220,000             847
   Quilmes Industrial SA ADR                                               33,000             578
   YPF SA ADR                                                              45,000             771
                                                                                          -------
                                                                                            3,083
                                                                                          -------
BRAZIL (4.6%)
   Casa Anglo Bras SA                                                   2,260,000             141
   Cemig Rights*                                                        1,185,147              25
   Centrais Eletrica*                                                     712,000             482
   Cia Energetica de Minas                                             24,820,000             532
   Eletrobras                                                           1,500,000             426
   Makro Atacadista GDR*                                                   65,000             585
   Moihno Santista*                                                       100,000              74
   Souza Cruz                                                             110,000             787
   Telebras ADR*                                                           20,000             805
   Telepar Tel Parana                                                   1,500,000             468
                                                                                          -------
                                                                                            4,325
                                                                                          -------
CHILE (1.0%)
   Cia Telecomunicacion Chile ADR                                           4,000             288
   Laboratorio Chile ADR                                                   25,000             300
   Maderas Y Sintecticos ADR                                               20,000             358
                                                                                          -------
                                                                                              946
                                                                                          -------
COLOMBIA (1.6%)
   Banco de Bogota                                                        109,776             509
   Cadenalco ADR                                                           25,000             325
   Suramericana                                                            38,386             677
                                                                                          -------
                                                                                            1,511
                                                                                          -------
GREECE (1.5%)
   Aluminum of Greece                                                       4,000             198
   Ergo Bank                                                               12,450             537
   Hellenic Bottling                                                        9,825             314
   Hellenic Sugar                                                             900              11
   Lavipharm*                                                               9,920              86
   Papastratos Cig                                                          7,500             233
                                                                                          -------
                                                                                            1,379
                                                                                          -------
HUNGARY (0.2%)
   Gedeon Richter GIC                                                      12,000             180
                                                                                          -------
INDIA (3.9%)
   Asok Leyland GDR                                                        31,000             310
   Bajaj Auto*                                                             28,750             679
   East India Hotels*                                                      50,000             759
   Grasim Industries                                                       18,000             319
   India Rayon GDR                                                         26,000             311

================================================================================

----------------------------------------------------------------------------------------------------
                                                                                           Market
Description                                                               Shares         Value (000)
----------------------------------------------------------------------------------------------------
   Indian Aluminum GDR                                                     24,000         $   143
   Indian Hotels ADR*                                                      16,200             300
   Larsen & Toubro                                                         50,000             399
   Mahangar Telephone*                                                     70,000             324
   Usha Beltron GDR                                                        23,000              69
                                                                                          -------
                                                                                            3,613
                                                                                          -------
INDONESIA (5.8%)
   Astra International                                                    284,000             569
   Bimantara Citra*                                                       410,000             316
   Bk Danamon                                                             280,000             407
   Bunas Finance                                                           50,000              26
   Duta Pertiwi Nusan                                                     100,000             119
   Gudang Garam                                                            50,000             435
   Indofood                                                               133,000             615
   Indosat                                                                 25,000              85
   Panin Bank                                                             197,000             217
   Pt Aneka Kimia Ray                                                      57,000             161
   Pt Darya Vaia Laboratoria                                              320,000             539
   Pt Enseval Putera                                                       76,000              57
   Pt Indah Kiat Pulp & Paper                                             489,984             480
   Pt Tempo Scan Pacific                                                   90,000             484
   Semen Gresik                                                            56,000             146
   Tigaraksa Satria                                                       104,000             367
   Tjiwi Kimia                                                            114,000             211
   Trias Sentosa                                                           85,000             187
                                                                                          -------
                                                                                            5,421
                                                                                          -------
MALAYSIA (15.8%)
   Arab Malaysian Finance                                                  56,666             199
   Berjaya Sports                                                         500,000           1,043
   Commerce Asset Holdings                                                 80,000             394
   DCB Holdings                                                           250,000             709
   Edaran Otomobil                                                         90,000             709
   Genting Berhad                                                         100,000             862
   Land and General                                                       255,000             592
   Leader Universal                                                       250,000             674
   Malayan Banking                                                        150,000           1,210
   Malaysian Indl Development                                             200,000             390
   Nylex Berhad                                                           200,000             586
   Petronas Gas*                                                          200,000             677
   Renong Berhad                                                          300,000             458
   Resorts World Berhad                                                   240,000           1,171
   RJ Reynolds Berhad*                                                    380,000             778
   Sime Darby Malaysia                                                    250,000             625
   Telekom Malaysia                                                       190,000           1,363
   Tenaga Nasional Berhad                                                 200,000             756
   UMW Holdings Berhad                                                    200,000             476
   United Engineers                                                       180,000           1,119
                                                                                          -------
                                                                                           14,791
                                                                                          -------

----------------------------------------------------------------------------------------------------
                                                                                           Market
Description                                                               Shares         Value (000)
----------------------------------------------------------------------------------------------------
MEXICO (9.0%)
   Apasco                                                                 100,000         $   370
   Bufete Industrial ADR*                                                  24,000             336
   Cifra SA ADR                                                           790,000             845
   Corporacion Geo SA ADR*                                                  8,750              94
   Corporacion Geo SA GDS*                                                 11,250             118
   Empaques Ponderosa ADS*                                                 47,000             399
   Empresas Ica Sociedad
      Controladora ADR                                                    145,000           1,450
   Grupo Financiero Banamex,
      series B*                                                           150,000             259
   Grupo Financiero Banamex,
      series L*                                                             7,500              12
   Grupo Financiero Bancomer,
      series B*                                                         1,365,000             356
   Grupo Financiero Bancomer,
      series L*                                                            50,555              12
   Grupo Herdez, series A*                                                800,000             201
   Grupo Industria Bimbo, series A                                        105,000             404
   Grupo Industria Saltillo, series A                                      40,000             533
   Grupo Televisa ADR                                                      16,000             276
   Interceramica*                                                         130,000             151
   Kimberly Clark, series A                                                40,000             527
   Nacional de Drogas, series B                                            10,000              34
   Nacional de Drogas, series L                                           255,000             813
   Sigma Alimentos, series B                                               60,000             416
   Telefonos de Mexico ADR,
      series L                                                             16,000             440
   Transport Marititime de Mexico,
      series L*                                                            51,000             375
                                                                                          -------
                                                                                            8,421
                                                                                          -------
PAKISTAN (0.4%)
   Engro Chemicals*                                                        75,000             298
   Pakistan Telecom*                                                          699              65
                                                                                          -------
                                                                                              363
                                                                                          -------
PERU (1.7%)
   Cervecer Back&John T*                                                  127,000             228
   Cia Embotelladora Pacfico*                                             380,000             196
   Cpt Telefonica Del Peru, series B                                      347,685             622
   Explosivos, series C*                                                   54,351             146
   Explosivos, series T*                                                   54,351              81
   Seguros Fenix                                                           25,408             287
                                                                                          -------
                                                                                            1,560
                                                                                          -------
PHILIPPINES (1.8%)
   Aboitiz Equity Ventures*                                             1,628,600             310
   Bacnotan Consolidated                                                   46,000             301
   Belle Resources*                                                     2,100,000             319
   C & P Homes*                                                           282,000             182
   Filinvest Land*                                                         62,500              17

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

EMERGING MARKETS
EQUITY FUND

----------------------------------------------------------------------------------------------------
                                                                                           Market
Description                                                               Shares         Value (000)
----------------------------------------------------------------------------------------------------
   First Philippene Holdings                                               83,200         $   176
   Manila Electric                                                          8,000              60
   Philippine Long Distance                                                 2,000             112
   Philippine Long Distance ADR                                             3,300             185
                                                                                          -------
                                                                                            1,662
                                                                                          -------
POLAND (0.2%)
   Bank Przemsl*                                                            3,100              96
   Debica*                                                                  8,000             111
                                                                                          -------
                                                                                              207
                                                                                          -------
PORTUGAL (1.6%)
   Banco Portugal de Invest                                                   340               5
   Barbosa E Almeida                                                        4,444             135
   Cimentos de Portugal                                                    25,890             422
   Jeronimo Martins                                                         6,000             319
   Portugal Telecom*                                                       18,000             341
   Semapa*                                                                 12,000             115
   TVI - Televisao Industries*                                             31,680             148
                                                                                          -------
                                                                                            1,485
                                                                                          -------
SOUTH AFRICA (11.9%)
   Anglo American Gold Investment                                          11,900             961
   Anglovaal, series N                                                     24,700             940
   Cadbury Schweps SA                                                      34,500             530
   C.G. Smith Foods                                                        38,250             750
   Debeers Centenary Linked Units                                          34,500             953
   JCI                                                                    118,000             947
   Malbak                                                                 152,500           1,014
   Metro Cash & Carry                                                     135,000             481
   Metropolitan Life                                                       40,500             489
   Rembrandt Group                                                        109,000             994
   Reunert                                                                195,000           1,149
   South African Brewery                                                   27,500             903
   Southern Life                                                          104,000             984
                                                                                          -------
                                                                                           11,095
                                                                                          -------
SOUTH KOREA (4.9%)
   Daewoo*                                                                    168               2
   Dong-Ah Construction                                                     4,836             194
   Dong-Ah Construction ADR*                                               12,000             291
   Hanil Bank*                                                              9,700             117
   Hyundai Engineering                                                     12,446             657
   Hyundai Motor GDR*                                                      19,000             333
   Hyundai Motor GDS*                                                       2,000              35
   Korea Electric Power                                                     7,500             309
   Korean Air*                                                              5,000             176
   Lg Chemical                                                             21,000             318
   Pohang Iron & Steel                                                        850              74
   Pohang Iron & Steel ADR                                                 11,000             281
   Samsung Electronics GDR*                                                   323              37
   Samsung Electronics GDS*                                                17,902           1,145
   Samsung Electronics GDS New*                                               254              27
   Samsung New 1/2 Non-Voting*                                              2,354             121
   Samsung New 1/2 Voting*                                                     63               7
   Shinhan Bank                                                            18,000             372
   Shinhan Bank New*                                                        1,836              37
                                                                                          -------
                                                                                            4,533
                                                                                          -------
TAIWAN (1.5%)
   Advanced Semiconductor
      Engineering GDR*                                                     30,000             382
   GVC GDR*                                                                13,730             119
   Hocheng GDR                                                             33,129             273
   President Enterprise GDS*                                               32,069             361
   Siliconware Precision GDR*                                              14,804             234
                                                                                          -------
                                                                                            1,369
                                                                                          -------
THAILAND (8.1%)
   Advanced Info Service                                                   66,000           1,049
   Electricity Generating*                                                288,000             984
   Finance One                                                            105,000             647
   Italian-Thai Development                                                30,000             339
   Krung Thai Bank                                                        350,000           1,392
   PTT Exploration                                                         89,500             811
   Siam Cement                                                              8,000             436
   Srithai Superware                                                       50,000             342
   Thai Carbon Black                                                        4,875              22
   Thai Farmers Bank                                                       40,000             331
   Thai Military Bank                                                     300,000           1,180
                                                                                          -------
                                                                                            7,533
                                                                                          -------
TURKEY (1.6%)
   Arcelik                                                              1,050,000             174
   Borusan Borv                                                           705,000             223
   Bossa*                                                                 871,000              82
   Kartonsan Karton                                                       340,000             131
   Mardin Cimento                                                       1,000,000             234
   Netas                                                                  410,380             142
   T Sise Cam*                                                          1,100,000             195
   Tire Kutsan*                                                           750,000             136
   Trakya Cam                                                           1,338,748             193
                                                                                          -------
                                                                                            1,510
                                                                                          -------
UNITED KINGDOM (0.6%)
   Antofagasta Holdings                                                   125,000             593
                                                                                          -------
UNITED STATES (1.6%)
   Five Arrow Chile Fund                                                   75,000             221
   Genisis Chile Fund                                                       6,600             252
   Mauritius Fund*                                                         64,000             703
   Oryx Fund*                                                              35,000             298
                                                                                          -------
                                                                                            1,474
                                                                                          -------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                          Shares/          Market
Description                                                        Face Amount (000)(1)  Value (000)
----------------------------------------------------------------------------------------------------
VENEZUELA (2.2%)
   Mavesa SA ADR                                                          259,166         $ 1,069
   Sider ADR*                                                             500,000             977
                                                                                          -------
                                                                                            2,046
                                                                                          -------
Total Foreign Common Stocks
      (Cost $82,584,469)                                                                   79,100
                                                                                          -------
FOREIGN PREFERRED STOCKS (7.3%)
BRAZIL (7.1%)
   Banco Bradesco                                                      63,522,315             581
   Bardella SA                                                              2,000             291
   Brahma                                                               1,971,951             756
   Brasmotor                                                            1,000,000             234
   Cesp Cia Energetica ADR*                                                40,000             380
   Confab Industries                                                      404,200             214
   Eletrobras*                                                          1,500,000             427
   Ind Bebidas Antartica                                                    4,920             476
   Ind Villares                                                         1,000,000             229
   Inepar Ind Construction                                            250,000,000             234
   Iochpe-Maxion                                                        1,000,000             312
   Marcopolo SA*                                                        1,600,000             280
   Metalurgica Schulz                                                   9,600,000             344
   Petrobras                                                            3,466,666             299
   Refripar                                                           314,714,330             743
   Sade Videsa*                                                        16,200,000             219
   Sadia Concordia                                                        262,500             207
   Weg                                                                    860,000             429
                                                                                          -------
                                                                                            6,655
                                                                                          -------
PORTUGAL (0.1%)
   Barbosa E Almeida*                                                       2,222              67
                                                                                          -------
SOUTH KOREA (0.1%)
   Jinro*                                                                   7,270             108
                                                                                          -------
Total Foreign Preferred Stocks
      (Cost $6,322,919)                                                                     6,830
                                                                                          -------
FOREIGN CONVERTIBLE BONDS (2.5%)
INDONESIA (0.0%)
   Modernland Realty
       6.000%, 01/06/03                                                        20              21
                                                                                          -------
SOUTH KOREA (0.4%)
   Large Electronics
       3.250%, 12/31/06                                                     $ 300             374
                                                                                          -------
TAIWAN (2.1%)
   Acer
       4.000%, 06/10/01                                                     $ 380           1,188

----------------------------------------------------------------------------------------------------
                                                                        Face Amount        Market
Description                                                               (000)(1)       Value (000)
----------------------------------------------------------------------------------------------------
   Formosa Chemical & Fibre
       1.750%, 07/19/01                                                      $280         $   267
   Tung Ho Steel
       4.000%, 07/26/01                                                      $300             355
   U-Ming Marine
       1.500%, 02/07/01                                                      $140             139
                                                                                          -------
                                                                                            1,949
                                                                                          -------
Total Foreign Convertible Bonds
      (Cost $2,196,117)                                                                     2,344
                                                                                          -------
   Total Investments
      (94.6% of Net Assets)
      (Cost $91,103,505)                                                                  $88,274
                                                                                          =======

*    Non-income producing security.
ADR  American Depository Receipt.
ADS  American Depository Shares.
GDR  Global Depository Receipt.
GDS  Global Depository Shares.
GIC  Global Investment Certificate.
(1)  In local currency unless otherwise indicated.

The accompanying notes are an integral part of the financial statements.

GLOBAL FIXED
INCOME FUND

FOREIGN BONDS (57.3%)
CANADA (5.2%)
   Government of Canada
       6.500%, 06/01/04                                                     4,600         $ 3,205
       9.000%, 12/01/04                                                     4,950           4,034
                                                                                          -------
                                                                                            7,239
                                                                                          -------
DENMARK (7.1%)
   Kingdom of Denmark
       9.000%, 11/15/00                                                    28,000           5,552
       7.000%, 12/15/04                                                    24,800           4,301
                                                                                          -------
                                                                                            9,853
                                                                                          -------
FRANCE (7.1%)
   Government of France
       6.000%, 10/25/25                                                    14,000           2,233
   Government of France OAT
       8.500%, 11/25/02                                                    15,000           3,331
       6.750%, 10/25/03                                                    21,600           4,331
                                                                                          -------
                                                                                            9,895
                                                                                          -------

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

GLOBAL FIXED
INCOME FUND

----------------------------------------------------------------------------------------------------
                                                                        Face Amount        Market
Description                                                               (000)(1)       Value (000)
----------------------------------------------------------------------------------------------------
GERMANY (21.9%)
   Bundesobligation
       6.375%, 05/20/98                                                     5,700         $ 4,214
   Deutschland Republic
       5.250%, 10/20/98                                                     6,800           4,904
       8.750%, 07/20/00                                                     3,200           2,569
       8.875%, 12/20/00                                                     3,600           2,916
       8.250%, 09/20/01                                                     2,600           2,060
   LKB Baden Wurttenberg
       6.000%, 05/10/99                                                     3,000           2,200
   Republic of Austria
       8.000%, 06/17/02                                                     4,900           3,793
   Westdeutsche Landesbank
       6.375%, 07/15/03                                                     3,000           2,108
       6.250%, 09/15/03                                                     3,000           2,085
   World Bank
       7.125%, 04/12/05                                                     5,000           3,665
                                                                                          -------
                                                                                           30,514
                                                                                          -------
JAPAN (11.3%)
   Government of Japan
       6.700%, 06/20/00                                                   259,000           3,079
       6.000%, 12/20/01                                                    89,000           5,756
       4.500%, 06/20/03                                                   278,000           3,033
       4.700%, 12/20/04                                                   355,000           3,935
                                                                                          -------
                                                                                           15,803
                                                                                          -------
UNITED KINGDOM (4.7%)
   Republic of Finland
       8.000%, 04/07/03                                                     1,380           2,139
   United Kingdom Treasury
       9.750%, 08/27/02                                                       850           1,484
       9.500%, 10/25/04                                                     1,670           2,901
                                                                                          -------
                                                                                            6,524
                                                                                          -------
Total Foreign Bonds
      (Cost $77,098,194)                                                                   79,828
                                                                                          -------
FOREIGN CURRENCY OPTION (0.5%)
UNITED STATES (0.5%)
   Japanese Yen Put*
       01/10/96                                                             5,500             749
                                                                                          -------
Total Foreign Currency Option
      (Cost $131,450)                                                                         749
                                                                                          -------
CORPORATE OBLIGATIONS (3.2%)
UNITED STATES (3.2%)
   General Electric Capital
       8.125%, 02/23/07                                                     4,000           4,440
                                                                                          -------

Total Corporate Obligations
   (Cost $4,278,549)                                                                        4,440
                                                                                         --------
U. S. TREASURY OBLIGATIONS (27.0%)
UNITED STATES (27.0%)
   U.S. Treasury Bond
       5.750%, 10/31/00                                                     3,200           3,175
      11.625%, 11/15/04                                                     1,420           1,965
       9.875%, 11/15/15                                                     1,236           1,697
   U.S. Treasury Note
       6.875%, 04/30/97                                                     3,250           3,290
       5.125%, 03/31/98                                                     4,000           3,930
       5.125%, 12/31/98 (2)                                                 3,200           3,146
       7.875%, 08/15/01 (2)                                                 5,300           5,790
       7.500%, 11/15/01                                                     5,000           5,406
       6.375%, 08/15/02 (2)                                                 3,700           3,777
       6.250%, 02/15/03                                                     1,100           1,112
       7.250%, 08/15/04 (2)                                                 4,000           4,329
                                                                                         --------
                                                                                           37,617
                                                                                         --------
Total U. S. Treasury Obligations
      (Cost $36,513,888)                                                                   37,617
                                                                                         --------
Total Investments (88.0% of Net Assets)
      (Cost $118,022,081)                                                                $122,634
                                                                                         ========

*   Non-income producing security.
(1) In local currency unless otherwise indicated.
(2) Securities segregated to collateralize forward exchange contracts with an aggregate market value of approximately $17,040,705.

The accompanying notes are an integral part of the financial statements.

INTERNATIONAL
FIXED INCOME FUND

----------------------------------------------------------------------------------------------------
                                                                        Face Amount        Market
Description                                                               (000)(1)       Value (000)
----------------------------------------------------------------------------------------------------
FOREIGN BONDS (92.5%)
AUSTRIA (3.2%)
   Government of Austria
       5.000%, 01/22/01                                                 JY 80,000         $   892
                                                                                          -------
CANADA (10.1%)
   Government of British Columbia
       9.000%, 06/21/04                                                       905             718
   Government of Canada
       8.500%, 04/01/02                                                     1,500           1,183
   Government of Ontario
       7.750%, 12/08/03                                                     1,200             876
                                                                                          -------
                                                                                            2,777
                                                                                          -------

================================================================================

----------------------------------------------------------------------------------------------------
                                                                        Face Amount        Market
Description                                                               (000)(1)       Value (000)
----------------------------------------------------------------------------------------------------
DENMARK (9.4%)
   Kingdom of Denmark
       9.000%, 11/15/00                                                     6,300         $ 1,249
       7.000%, 12/15/04 (2)                                                 7,800           1,353
                                                                                          -------
                                                                                            2,602
                                                                                          -------
FINLAND (4.1%)
   Republic of Finland
       7.500%, 01/27/00                                                     1,500           1,138
                                                                                          -------
FRANCE (13.6%)
   France Telecom
       9.000%, 07/27/01                                                     5,400           1,210
   Government of France
       8.500%, 04/25/03                                                     3,500             776
       5.500%, 04/25/04                                                     2,900             532
       6.000%, 10/25/25                                                     3,200             510
   Government of France OAT
       6.750%, 10/25/03                                                     3,600             722
                                                                                          -------
                                                                                            3,750
                                                                                          -------
GERMANY (26.6%)
   African Development Bank
       7.250%, 10/21/99                                                       500             378
   Bayer Landesbank
       6.000%, 02/16/04                                                     1,500           1,021
   Bundesobligation
       6.375%, 05/20/98                                                       590             436
   Deutschland Republic
       6.375%, 08/14/98                                                     1,250             925
       8.750%, 07/20/00                                                     1,800           1,446
   KFW International Finance
       7.250%, 12/03/97                                                     1,050             784
   LKB Baden Wurttenberg
       6.625%, 08/20/03                                                     1,100             792
   Norddeutsche Landesbank
       6.000%, 01/05/04                                                     1,500           1,017
   Treuhandanstalt
       7.750%, 10/01/02                                                       700             541
                                                                                          -------
                                                                                            7,340
                                                                                          -------
JAPAN (14.6%)
   Government of Japan
       6.700%, 06/20/00                                                    77,000             916
       6.000%, 12/20/01                                                    40,000             471
       4.500%, 06/20/03                                                    85,000             927
       4.700%, 12/20/04                                                   110,000           1,219
   Japanese Development Bank
       5.000%, 10/01/99                                                    45,000             499
                                                                                          -------
                                                                                            4,032
                                                                                          -------

----------------------------------------------------------------------------------------------------
                                                                        Face Amount        Market
Description                                                               (000)(1)       Value (000)
----------------------------------------------------------------------------------------------------
UNITED KINGDOM (7.8%)
   Abbey National
       8.000%, 04/02/03                                                       340             525
   Halifax
       7.750%, 12/03/98                                                       300             477
   United Kingdom Treasury
       8.500%, 07/16/07                                                       710           1,154
                                                                                          -------
                                                                                            2,156
                                                                                          -------
UNITED STATES (3.1%)
   Federal National Mortgage Association
       6.000%, 08/23/00                                                  DM 1,200             867
                                                                                          -------
Total Foreign Bonds (Cost $24,479,159)                                                     25,554
                                                                                          -------
FOREIGN CURRENCY OPTION (0.7%)
JAPAN (0.7%)
   Japanese Yen Put*
       01/10/96                                                           $ 1,350             184
                                                                                          -------
Total Foreign Currency Option
      (Cost $32,265)                                                                          184
                                                                                          -------
Total Investments (93.2% of Net Assets)
      (Cost $24,511,424)                                                                  $25,738
                                                                                          =======

*   Non-income producing security.
DM  German Mark.
JY  Japanese Yen.
(1) In local currency unless otherwise indicated.
(2) Securities segregated to collateralize forward exchange contracts with an aggregate market value of approximately $1,352,885.

The accompanying notes are an integral part of the financial statements.

EMERGING MARKETS
DEBT FUND

FOREIGN BONDS (78.0%)
ARGENTINA (10.9%)
   Argentina BOCON
       5.906%, 04/01/01                                                  $  5,260         $ 3,487
   Government of Argentina FRN
       6.813%, 03/31/05                                                     4,050           2,395
       5.000%, 03/31/23                                                     3,500           1,667
       6.875%, 03/31/23                                                     3,000           1,688
                                                                                          -------
                                                                                            9,237
                                                                                          -------

SCHEDULE OF INVESTMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

EMERGING MARKETS
DEBT FUND

----------------------------------------------------------------------------------------------------
                                                                        Face Amount        Market
Description                                                               (000)(1)       Value (000)
----------------------------------------------------------------------------------------------------
BRAZIL (26.3%)
   Government of Brazil
       8.000%, 04/15/14                                                   $11,037         $ 5,586
       4.250%, 04/15/24                                                     3,010           1,452
   Government of Brazil FRN
       6.688%, 01/01/01                                                     5,178           4,414
       6.812%, 04/15/06                                                     7,600           5,026
       6.875%, 04/15/12                                                     5,000           2,738
   Petroleo Brazil FRN
      10.213%, 06/08/98                                                     3,000           3,053
                                                                                          -------
                                                                                           22,269
                                                                                          -------
BULGARIA (3.8%)
   Government of Bulgaria FRN
       6.750%, 07/28/11                                                     6,000           2,640
       6.750%, 07/28/24                                                     1,050             529
                                                                                          -------
                                                                                            3,169
                                                                                          -------
ECUADOR (3.1%)
   Government of Ecuador PDI
       6.812%, 02/27/15                                                     7,915           2,611
                                                                                          -------
MEXICO (17.0%)
   Cemex SA
       8.875%, 06/10/98                                                     4,000           3,693
   Government of Mexico FRN
       6.250%, 12/31/19                                                     2,800           1,645
   Government of Mexico FRN, series A
       6.766%, 12/31/19                                                     4,500           3,009
   Government of Mexico FRN, series B
       6.250%, 12/31/19                                                     5,500           3,231
   Government of Mexico FRN, series C
       6.969%, 12/31/19                                                     1,250             836
   Government of Mexico FRN, series D
       6.875%, 12/31/19                                                     2,850           1,906
                                                                                          -------
                                                                                           14,320
                                                                                          -------
PANAMA (4.3%)
   Government of Panama FRN
       7.250%, 05/10/02                                                     4,500           3,668
                                                                                          -------
PHILIPPINES (3.7%)
   Government of Philippines FRN,
      series B
       5.000%, 06/01/08                                                     4,050           3,088
                                                                                          -------
POLAND (4.4%)
Government of Poland
       2.750%, 10/27/24                                                       750             348
Government of Poland FRN
       3.750%, 10/27/14                                                     5,250           3,367
                                                                                          -------
                                                                                            3,715
                                                                                          -------
VENEZUELA (4.5%)
   Government of Venezuela
       6.750%, 03/31/20                                                       500             258
   Government of Venezuela FRN
       6.813%, 12/18/07                                                     7,250           3,570
                                                                                          -------
                                                                                            3,828
                                                                                          -------
Total Foreign Bonds
      (Cost $66,067,744)                                                                   65,905
                                                                                          -------
LOAN PARTICIPATIONS (7.1%)
GERMANY (2.9%)
   Russian Loan Agreement (2)
   (Participation: J.P. Morgan) (3)                                     DM 10,000           2,452
                                                                                          -------
MOROCCO (4.2%)
   Morocco R&C Loan (2)
   (Participation: J.P. Morgan) (3)
       01/01/09                                                            $6,000           3,570
                                                                                          -------
Total Loan Participations
      (Cost $6,111,672)                                                                     6,022
                                                                                          -------
U. S. TREASURY OBLIGATIONS (2.1%)
UNITED STATES (2.1%)
   U.S. Treasury Strip Principal Only
       02/15/20                                                             8,600           1,735
                                                                                          -------
Total U. S. Treasury Obligations
      (Cost $1,605,653)                                                                     1,735
                                                                                          -------
Total Investments (87.2% of Net Assets)
      (Cost $73,785,069)                                                                  $73,662
                                                                                          =======

FRN  Floating Rate Note
DM   Deutsche Marks
(1)  In U.S. Dollars unless otherwise indicated.
(2)  Non-income producing security. Security is in default.
(3) Participations were acquired through the financial institutions indicated parenthetically. See Note 6.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

                                                           ------------- --------------- ---------------- ------------
                                                                                             SHORT-TERM    SHORT-TERM
                                                             MUNICIPAL         FIXED          MUNICIPAL      FIXED
                                                               BOND           INCOME            BOND         INCOME
                                                               FUND            FUND             FUND          FUND
                                                           ------------- --------------- ---------------- ------------
ASSETS:
   Investment securities (Cost $212,353,
      $483,741, $3,677 and $4,326,
      respectively)                                         $218,125         $495,681         $3,702         $4,333
   Cash                                                           81               72             --             --
   Dividend and interest receivable                            3,685            6,772             56             43
   Investment securities sold                                     --            4,876             --            100
   Capital shares sold                                         1,019               88             --             --
   Other assets                                                    2                2             --             --
                                                            --------         --------       --------       --------
   Total assets                                              222,912          507,491          3,758          4,476
                                                            --------         --------       --------       --------
LIABILITIES:
   Income distribution payable                                 1,024            2,609             16             19
   Investment securities purchased                               385           10,218             --            300
   Investment advisory fees payable                               66              126              1              1
   Administration fees payable                                    21               47              2              2
   Accrued expenses and other liabilities                        358              270             15             14
                                                            --------         --------       --------       --------
   Total liabilities                                           1,854           13,270             34            336
                                                            --------         --------       --------       --------
NET ASSETS:
   Capital shares (unlimited
      authorization -- $0.001 par value)                     216,849          479,195          3,684          4,133
   Accumulated net realized gain (loss)
      on investments                                          (1,564)           3,085             15             --
   Net unrealized appreciation
      (depreciation) on investments                            5,772           11,940             25              7
   Undistributed net investment
      income (loss)                                                1                1             --             --
                                                            --------         --------       --------       --------

   Net assets                                               $221,058         $494,221         $3,724         $4,140
                                                            ========         ========       ========       ========
   Outstanding shares of beneficial
      interest                                                20,346           46,521            367            413

NET ASSET VALUE, OFFERING PRICE AND
      REDEMPTION PRICE PER SHARE                              $10.86           $10.62         $10.13         $10.01
                                                            ========         ========       ========       ========

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995

                                                           ------------- --------------- ---------------- ------------
                                                                                          INTERNATIONAL    EUROPEAN
                                                              SMALLER     INTERNATIONAL     SMALL CAP      SMALL CAP
                                                             COMPANIES       EQUITY          EQUITY         EQUITY
                                                               FUND           FUND            FUND           FUND
                                                           ------------- --------------- ---------------- ------------
ASSETS:
   Investment securities (Cost $2,532,
      $2,508, $79,090, $7,866, $91,104, $118,022
      $24,511, and $73,785, respectively)                     $2,668         $2,643          $80,760         $8,945
   Cash                                                           --             57            8,622            434
   Foreign currency (Cost $87, $1,798,
      $44, $577, $1,403, and $175, respectively)                  --             87            1,791             44
   Dividend and interest receivable                                1              3              117             17
   Investment securities sold                                     35             --              883            135
   Capital shares sold                                            --             --               --             --
   Other assets                                                   --             12              245             11
                                                             -------        -------          -------        -------
   Total assets                                                2,704          2,802           92,418          9,586
                                                             -------        -------          -------        -------
LIABILITIES:
   Investment securities purchased                                61             53            1,372            208
   Investment advisory fees payable                               --             --               63              3
   Administration fees payable                                     1              3                9              6
   Accrued expenses and other liabilities                          4              8               57             33
                                                             -------        -------          -------        -------
   Total liabilities                                              66             64            1,501            250
                                                             -------        -------          -------        -------
NET ASSETS:
   Capital shares (unlimited
      authorization -- $0.001 par value)                       2,500          2,502           91,504          8,131
   Accumulated net realized gain (loss)
      on investments                                              (6)            (6)          (2,681)            30
   Net unrealized appreciation
      (depreciation) on forward foreign
      currency contracts, foreign currency,
      and translation of other assets and
      liabilities in foreign currency                             --              9              170            (21)
   Net unrealized appreciation
      (depreciation) on investments                              136            135            1,670          1,079
   Undistributed net investment
      income (loss)                                                8             98              254            117
                                                             -------        -------          -------        -------
   Net assets                                                 $2,638         $2,738          $90,917         $9,336
                                                             =======        =======          =======        =======
   Outstanding shares of beneficial
      interest                                                   250            250            9,672            809

   NET ASSET VALUE, OFFERING PRICE AND
      REDEMPTION PRICE PER SHARE                              $10.55         $10.95            $9.40         $11.55
                                                             =======        =======          =======        =======

The accompanying notes are an integral part of the financial statements.

================================================================================


                                                           ------------- --------------- ---------------- ------------
                                                              EMERGING        GLOBAL      INTERNATIONAL     EMERGING
                                                              MARKETS         FIXED           FIXED         MARKETS
                                                               EQUITY         INCOME          INCOME          DEBT
                                                                FUND           FUND            FUND           FUND
                                                           ------------- --------------- ---------------- ------------
ASSETS:
   Investment securities (Cost $2,532,
      $2,508, $79,090, $7,866, $91,104, $118,022
      $24,511, and $73,785, respectively)                      $88,274        $122,634         $25,738      $73,662
   Cash                                                          7,615           4,036             867        7,621
   Foreign currency (Cost $87, $1,798,
      $44, $577, $1,403, and $175, respectively)                   574           1,385             175           --
   Dividend and interest receivable                                 80           3,245             791        1,529
   Investment securities sold                                      308              --              --        5,132
   Capital shares sold                                              --           9,922              12            1
   Other assets                                                      2              --              51           --
                                                               -------         -------         -------      -------
   Total assets                                                 96,853         141,222          27,634       87,945
                                                               -------         -------         -------      -------
LIABILITIES:
   Investment securities purchased                               3,136           1,276              --        3,363
   Investment advisory fees payable                                 71              46               6           74
   Administration fees payable                                       8              12               6            8
   Accrued expenses and other liabilities                          350             551              19           62
                                                               -------         -------         -------      -------
   Total liabilities                                             3,565           1,885              31        3,507
                                                               -------         -------         -------      -------
NET ASSETS:
   Capital shares (unlimited
      authorization -- $0.001 par value)                       95,072          130,056          24,778       81,013
   Accumulated net realized gain (loss)
      on investments                                              947              808             255       (1,686)
   Net unrealized appreciation
      (depreciation) on forward foreign
      currency contracts, foreign currency,
      and translation of other assets and
      liabilities in foreign currency                             (15)            (462)             52          (62)
   Net unrealized appreciation
      (depreciation) on investments                            (2,830)           4,612           1,227         (123)
   Undistributed net investment
      income (loss)                                               114            4,323           1,291        5,296
                                                              -------         --------         -------      -------
   Net assets                                                 $93,288         $139,337         $27,603      $84,438
                                                              =======         ========         =======      =======
   Outstanding shares of beneficial
      interest                                                 11,499           12,675           2,434        8,006

   NET ASSET VALUE, OFFERING PRICE AND
      REDEMPTION PRICE PER SHARE                                $8.11           $10.99          $11.34       $10.55
                                                              =======         ========         =======      =======

STATEMENT OF OPERATIONS (000)
================================================================================
Morgan Grenfell Investment Trust--For the period ended October 31, 1995

                                                  ------------- --------------- ---------------- ------------ -------------
                                                                                   SHORT-TERM     SHORT-TERM
                                                     MUNICIPAL        FIXED         MUNICIPAL       FIXED        SMALLER
                                                       BOND           INCOME          BOND          INCOME      COMPANIES
                                                       FUND            FUND         FUND (1)       FUND (2)      FUND (3)
                                                  ------------- --------------- ---------------- ------------ -------------
INVESTMENT INCOME:
   Interest                                          $11,762         $27,656          $101             $86       $    15
   Dividends                                              --              --            --              --             4
   Less: Foreign taxes withheld                           --              --            --              --            --
                                                     -------         -------       -------         -------       -------

   Total Investment Income                            11,762          27,656           101              86            19
                                                     -------         -------       -------         -------       -------
EXPENSES:
   Investment advisory fees                              748           1,506             8               5             9
   Investment advisory fee reduction                    (152)           (355)           (8)             (5)           (9)
   Administration fees                                   228             456            13              13             4
   Custodian fees                                         17              40             5               5             2
   Transfer agent fees                                    11              12             8               8             3
   Professional fees                                      63             148             2               1             1
   Registration & filing fees                             38             109             4               4             1
   Printing fees                                           6              20             1               1            --
   Trustee fees                                           15              30             1               1            --
   Pricing fees                                            9              14            --              --            --
   Other fees                                             31              41             1              --            --
                                                     -------         -------       -------         -------       -------
   Total expenses                                      1,014           2,021            35              33            11

   Less: Reimbursement from Advisor                       --              --           (24)            (26)           --
                                                     -------         -------       -------         -------       -------
   Total Net expenses                                  1,014           2,021            11               7            11
                                                     -------         -------       -------         -------       -------
NET INVESTMENT INCOME/(LOSS)                          10,748          25,635            90              79             8
                                                     -------         -------       -------         -------       -------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
      Security transactions                           (1,331)          8,122            15              --            (6)
      Option transactions                                 --              --            --              --            --
   Net realized gain (loss) on forward
      foreign currency contracts and
      foreign currency transactions                       --              --            --              --            --
   Net change in unrealized appreciation
      (depreciation) on forward foreign
      currency contracts, foreign currency,
      and translation of other assets and
      liabilities in foreign currency                     --              --            --              --            --
   Net change in unrealized appreciation
      (depreciation) on investments                    9,806          18,803            25               7           136
                                                     -------         -------       -------         -------       -------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                   $19,223         $52,560          $130             $86          $138
                                                     =======         =======       =======         =======       =======

(1) Short-Term Municipal Bond Fund commenced operations on 3/6/95.
(2) Short-Term Fixed Income Fund commenced operations on 3/13/95.
(3) Smaller Companies Fund commenced operations on 6/30/95.
(4) International Equity Fund commenced operations on 5/15/95.
(5) European Small Cap Equity Fund commenced operations on 11/1/94.

The accompanying notes are an integral part of the financial statements.

================================================================================

                                        ------------- --------------- ------------ ------------ --------- -------------- -----------
                                                       INTERNATIONAL   EUROPEAN       EMERGING    GLOBAL   INTERNATIONAL  EMERGING
                                        INTERNATIONAL     SMALL CAP    SMALL CAP      MARKETS     FIXED        FIXED       MARKETS
                                           EQUITY          EQUITY       EQUITY        EQUITY      INCOME       INCOME       DEBT
                                          FUND (4)          FUND       FUND (5)        FUND        FUND         FUND        FUND
                                        ------------- --------------- ------------ ------------- --------- ------------- -----------
INVESTMENT INCOME:
   Interest                                 $  4         $   149      $     37       $     57   $  5,590      $1,407       $6,518
   Dividends                                  28           1,109           187          1,191         --          --           --
   Less: Foreign taxes withheld               (2)           (169)          (26)          (134)       (21)        (11)          --
                                        --------        --------      --------       --------   --------    --------     --------
   Total Investment Income                    30           1,089           198          1,114      5,569       1,396        6,518
                                        --------        --------      --------       --------   --------    --------     --------
EXPENSES:
   Investment advisory fees                    8             657            79            658        463         118          811
   Investment advisory fee reduction          (8)           (151)          (78)          (200)       (78)        (81)        (129)
   Administration fees                        11              98            50             94        105          69           69
   Custodian fees                              5             125            20            172         79          32           80
   Transfer agent fees                         5              12            10             12         12          11           11
   Professional fees                           1              15             3             19         38           9           28
   Registration & filing fees                  1              26             4             33         40           8           30
   Printing fees                              --               2            --              3          5           1            3
   Trustee fees                               --               6             1              6          8           2            5
   Pricing fees                                2              26             9             20          3           3            3
   Other fees                                 --               5             1              5          6           2            5
                                        --------        --------      --------       --------   --------    --------     --------
   Total expenses                             25             821            99            822        681         174          916

   Less: Reimbursement from Advisor          (14)             --            --             --         --          --           --
                                        --------        --------      --------       --------   --------    --------     --------
   Total Net expenses                         11             821            99            822        681         174          916
                                        --------        --------      --------       --------   --------    --------     --------
NET INVESTMENT INCOME/(LOSS)                  19             268            99            292      4,888       1,222        5,602
                                        --------        --------      --------       --------   --------    --------     --------

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
  Net realized gain (loss) on
   investments:
     Security transactions                    (6)         (2,508)           30            974      1,456         455       (1,684)
     Option transactions                      --            (158)           --             --        (76)        (21)          --
  Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions            79               1            28            (86)      (112)         48          (75)
  Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign
     currency, and translation of other
     assets and liabilities in foreign
     currency                                  9             160           (21)           (17)      (207)        312          (42)
  Net change in unrealized appreciation
     (depreciation) on investments           135          (1,776)        1,079        (14,288)     4,323         861          (35)
                                        --------        --------      --------       --------   --------    --------     --------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                          $236         ($4,013)       $1,215       ($13,125)   $10,272      $2,877       $3,766
                                        ========        ========      ========        =======    =======    ========     ========

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
Morgan Grenfell Investment Trust--For the periods ended October 31,

                                               ----------------------- ----------------------- ---------- ----------- -----------
                                                                                                 SHORT-      SHORT-
                                                                                                  TERM       TERM
                                                      MUNICIPAL                FIXED            MUNICIPAL    FIXED      SMALLER
                                                        BOND                   INCOME             BOND       INCOME    COMPANIES
                                                        FUND                    FUND            FUND (1)    FUND (2)    FUND (3)
                                               ---------------------- ------------------------ ---------- ----------- -----------
                                                  1995         1994        1995        1994      1995        1995        1995
                                               ---------- ----------- ----------- ------------ ---------- ----------- -----------
OPERATIONS:
   Net investment income (loss)                $  10,748   $   8,832   $  25,635  $   11,691   $     90   $     79     $     8
   Net realized gain (loss) from
      security transactions                       (1,331)       (225)      8,122      (5,035)        15         --          (6)
   Net realized gain (loss) on forward
      foreign currency contracts
      and foreign currency transactions               --          --          --          --         --         --         --
   Net change in unrealized appreciation
      (depreciation) on forward foreign
      currency contracts, foreign currency,
      and translation of other assets and
      liabilities in foreign currency                 --          --          --          --         --         --         --
   Net change in unrealized appreciation
      (depreciation) on investments                9,806      (9,060)     18,803     (11,071)        25          7        136
                                               ---------   ---------   ---------   ---------  ---------  ---------  ---------
   Net increase (decrease) in net assets
      from operations                             19,223        (453)     52,560      (4,415)       130         86        138
                                               ---------   ---------   ---------   ---------  ---------  ---------  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                         (10,750)     (8,833)    (25,636)    (11,687)       (90)       (79)        --
   Net realized gains                                 --      (4,818)        (31)     (1,476)        --         --         --
                                               ---------   ---------   ---------   ---------  ---------  ---------  ---------
      Total Distributions                        (10,750)    (13,651)    (25,667)    (13,163)       (90)       (79)        --
                                               ---------   ---------   ---------   ---------  ---------  ---------  ---------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued                    92,766      55,419     301,939     121,986      5,282      4,206      2,500
   Shares issued in lieu of cash
      distributions                                7,570      11,224      20,565      11,406         74         54         --
   Cost of shares repurchased                    (53,428)    (34,884)    (94,732)    (24,175)    (1,672)      (127)        --
                                               ---------   ---------   ---------   ---------  ---------  ---------  ---------
INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS                  46,908      31,759     227,772     109,217      3,684      4,133      2,500
                                               ---------   ---------   ---------   ---------  ---------  ---------  ---------
   Net increase in net assets                     55,381      17,655     254,665      91,639      3,724      4,140      2,638
                                               ---------   ---------   ---------   ---------  ---------  ---------  ---------
NET ASSETS:
      Beginning of period                        165,677     148,022     239,556     147,917         --         --         --
                                               ---------   ---------   ---------   ---------  ---------  ---------  ---------
      End of period                             $221,058    $165,677    $494,221    $239,556     $3,724     $4,140     $2,638
                                               =========   =========   =========   =========  =========  =========  =========
(1) CAPITAL SHARE TRANSACTIONS:
      Shares issued                                8,743       5,160      29,571      11,895        526        421        250
      Shares issued in lieu of cash
         distributions                               714       1,042       2,007       1,113          7          5         --
      Shares repurchased                          (5,094)     (3,248)     (9,177)     (2,397)      (166)       (13)        --
                                               ---------   ---------   ---------   ---------  ---------  ---------  ---------
      Net increase in capital shares               4,363       2,954      22,401      10,611        367        413        250
                                               =========   =========   =========   =========  =========  =========  =========

(1) Short-Term Municipal Bond Fund commenced operations on 3/6/95.
(2) Short-Term Fixed Income Fund commenced operations on 3/13/95.
(3) Smaller Companies Fund commenced operations on 6/30/95.
(4) International Equity Fund commenced operations on 5/15/95.

The accompanying notes are an integral part of the financial statements.

===============================================================================

                                                  ------------- --------------- ------------ ---------------- --------------------
                                                                 INTERNATIONAL    EUROPEAN       EMERGING            GLOBAL
                                                  INTERNATIONAL     SMALL CAP    SMALL CAP       MARKETS              FIXED
                                                     EQUITY          EQUITY       EQUITY          EQUITY              INCOME
                                                    FUND (4)        FUND (5)      FUND (6)        FUND (7)           FUND (8)
                                                  ------------- --------------- ------------ ---------------- --------------------
                                                      1995       1995     1994      1995      1995     1994     1995       1994
                                                  ------------- ------- ------- ------------ ------- -------- ---------  ---------
OPERATIONS:
   Net investment income (loss)                      $    19    $   268  $  156     $  99    $  292  $   (38) $    4,888  $  1,345
   Net realized gain (loss) from
      security transactions                               (6)    (2,666)  1,405        30       974    3,140       1,380      (572)
   Net realized gain (loss) on forward
      foreign currency contracts
      and foreign currency transactions                   79          1      99        28       (86)      65        (112)     (576)
   Net change in unrealized appreciation
      (depreciation) on forward foreign
      currency contracts, foreign currency,
      and translation of other assets and
      liabilities in foreign currency                      9        160      10       (21)      (17)       2        (207)     (255)
   Net change in unrealized appreciation
      (depreciation) on investments                      135     (1,776) (2,588)    1,079   (14,288)   2,848*      4,323       289
                                                     -------    ------- -------   -------   -------  -------     -------   -------
   Net increase (decrease) in net assets
      from operations                                    236     (4,013)   (918)    1,215   (13,125)   6,017      10,272       231
                                                     -------    ------- -------   -------   -------  -------     -------   -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                  --       (270)     --       (10)     (119)      --      (1,222)       --
   Net realized gains                                     --     (1,420)     --        --    (3,167)      --          --        --
                                                     -------    ------- -------   -------   -------  -------     -------   -------
      Total Distributions                                 --     (1,690)     --       (10)   (3,286)      --      (1,222)       --
                                                     -------    ------- -------   -------   -------  -------     -------   -------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued                         2,502     33,284  78,979     8,121    61,891   59,099      82,695    65,332
   Shares issued in lieu of cash
      distributions                                       --      1,671      --        10     3,286       --         902        --
   Cost of shares repurchased                             (1)    (7,133) (9,264)       (1)  (12,370)  (8,225)     (7,225)  (11,649)

INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS                       2,501     27,822  69,715     8,130    52,807   50,874      76,372    53,683
                                                     -------    ------- -------   -------   -------  -------     -------   -------
   Net increase in net assets                          2,737     22,119  68,797     9,335    36,396   56,891      85,422    53,914
                                                     -------    ------- -------   -------   -------  -------     -------   -------
NET ASSETS:
      Beginning of period                                  1     68,798       1         1    56,892        1      53,915         1
                                                     -------    ------- -------   -------   -------  -------     -------   -------
      End of period                                   $2,738    $90,917 $68,798    $9,336   $93,288  $56,892    $139,337   $53,915
                                                     =======    ======= =======   =======   =======  =======    ========   =======
(1) CAPITAL SHARE TRANSACTIONS:
      Shares issued                                      250      3,585   7,527       808     7,411    5,966       7,804     6,657
      Shares issued in lieu of cash
         distributions                                    --        178      --         1       365       --          94        --
      Shares repurchased                                  --       (738)   (880)       --    (1,451)    (792)       (694)   (1,186)
                                                     -------    ------- -------   -------   -------  -------     -------   -------
      Net increase in capital shares                     250      3,025   6,647       809     6,325    5,174       7,204     5,471
                                                     =======    ======= =======   =======   =======  =======     =======   =======

(5) International Small Cap Equity Fund commenced operations on 1/3/94.
(6) European Small Cap Equity Fund commenced operations on 11/1/94.
(7) Emerging Markets Equity Fund commenced operations on 2/2/94.
(8) Global Fixed Income Fund commenced operations on 1/3/94.

* Net of $112,000 change in accrued foreign withholding taxes.

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
Morgan Grenfell Investment Trust--For the periods ended October 31,

                                                          ----------------------   ----------------------
                                                                INTERNATIONAL              EMERGING
                                                                    FIXED                  MARKETS
                                                                   INCOME                   DEBT
                                                                  FUND (9)                FUND (10)
                                                          ----------------------   ----------------------
                                                             1995        1994         1995        1994
                                                          ----------  ----------   ----------  ----------
OPERATIONS:
  Net investment income (loss)                              $1,222     $     440    $  5,602    $     209
  Net realized gain (loss) from
     security transactions                                     434          (179)     (1,684)          39
  Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions                          48          (343)        (75)           7
  Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                           312          (260)        (42)         (20)
  Net change in unrealized appreciation
     (depreciation) on investments                             861           366         (35)         (88)
                                                         ---------     ---------   ---------    ---------
  Net increase (decrease) in net assets
     from operations                                         2,877            24       3,766          147
                                                         ---------     ---------   ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                       (76)           --        (447)          --
   Net realized gains                                           --            --         (41)          --
                                                         ---------     ---------   ---------    ---------
      Total Distributions                                      (76)           --        (488)          --
                                                         ---------     ---------   ---------    ---------
CAPITAL SHARE TRANSACTIONS (1):
   Proceeds from shares issued                              10,597        15,124      64,746       16,100
   Shares issued in lieu of cash
      distributions                                             60            --         488           --
   Cost of shares repurchased                               (1,093)           --        (322)          --
                                                         ---------     ---------   ---------    ---------
INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS                             9,564        15,124      64,912       16,100
                                                         ---------     ---------   ---------    ---------
   Net increase in net assets                               12,365        15,148      68,190       16,247
                                                         ---------     ---------   ---------    ---------
NET ASSETS:
      Beginning of period                                   15,238            90      16,248            1
                                                         ---------     ---------   ---------    ---------
      End of period                                        $27,603       $15,238     $84,438      $16,248
                                                         =========     =========   =========    =========
(1) CAPITAL SHARE TRANSACTIONS:
      Shares issued                                            996         1,523       6,391        1,595
      Shares issued in lieu of cash
         distributions                                           6            --          51           --
      Shares repurchased                                      (100)           --         (31)          --
                                                         ---------     ---------   ---------    ---------
      Net increase in capital shares                           902         1,523       6,411        1,595
                                                         =========     =========   =========    =========

 (9)  International Fixed Income Fund commenced operations on 3/15/94.
(10)  Emerging Markets Debt Fund commenced operations on 8/4/94.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
================================================================================
Morgan Grenfell Investment Trust--For the periods ended October 31,

For a Share Outstanding Throughout each Period


                                            Net                       Distributions
              Net Asset        Net       Realized      Distributions      from
                Value       Investment      and          from Net       Realized      Net Asset                 Net Assets
              Beginning      Income/     Unrealized     Investment       Capital      Value End     Total         End of
              of Period      (Loss)    Gains (Losses)     Income          Gains       of Period     Return      Period (000)
------------------------------------------------------------------------------------------------------------------------------------

--------------------
MUNICIPAL BOND FUND:
--------------------
   1995        $10.37       $  0.61        $ 0.49)        $(0.61)        $   --        $10.86        10.90%        $221,058
   1994         11.36          0.60         (0.61)         (0.60)         (0.38)        10.37        (0.15)         165,677
   1993         10.56          0.67          0.84          (0.67)         (0.04)        11.36        14.68          148,022
   1992 (1)     10.00          0.60          0.56          (0.60)            --         10.56        13.42+          94,700
------------------
FIXED INCOME FUND:
------------------
   1995        $ 9.93       $  0.70        $ 0.69         $(0.70)        $   --        $10.62       14.53%         $494,221
   1994         10.95          0.64         (0.91)         (0.64)         (0.11)         9.93       (2.58)          239,556
   1993          9.92          0.64          1.03          (0.64)            --         10.95       17.28           147,917
   1992(2)      10.00          0.06          0.08          (0.06)            --          9.92       (1.61)+          25,528
-------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-------------------------------
   1995(3)     $10.00       $  0.30        $ 0.13         $(0.30)            --        $10.13        4.39%+        $  3,724
-----------------------------
SHORT-TERM FIXED INCOME FUND:
-----------------------------
   1995(4)     $10.00       $  0.37        $ 0.01         $(0.37)        $   --        $10.01        3.82%+        $  4,140
-----------------------
SMALLER COMPANIES FUND:
-----------------------
   1995(5)     $10.00       $  0.03        $ 0.52         $   --         $   --        $10.55        5.50%+        $  2,638
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------
   1995(6)     $10.00       $  0.08        $ 0.87         $   --         $   --        $10.95        9.50%+         $ 2,738
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------
   1995        $10.35       $  0.03        $(0.72)        $(0.04)        $(0.22)       $ 9.40       (6.67%)         $90,917
   1994(7)      10.00          0.02        $ 0.33             --             --         10.35        3.50+           68,798
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------
   1995(8)     $10.00       $  0.12        $ 1.44         $(0.01)        $   --        $11.55       15.66%+          $9,336

                                                       Ratio of
                           Ratio of      Ratio of   Net Investment
                             Net         Expenses    Income/(Loss)
            Ratio of      Investment    to Average    to Average
            Expenses    Income/(Loss)   Net Assets    Net Assets   Portfolio
           to Average    to Average     (Excluding    (Excluding    Turnover
           Net Assets     Net Assets     Waivers)      Waivers)       Rate
-----------------------------------------------------------------------------
--------------------
MUNICIPAL BOND FUND:
--------------------
1995         0.54%         5.75%          0.62%         5.67%         63%
1994         0.54          5.60           0.67          5.47          94
1993         0.55          5.94           0.75          5.74         160
1992 (1)     0.55          6.31           0.79          6.07         143
------------------
FIXED INCOME FUND:
------------------
1995         0.54%*        6.81%          0.63%         6.72%        182%
1994         0.54          6.22           0.66          6.10         251
1993         0.55          6.01           0.72          5.84         196
1992(2)      0.55          5.24           1.66          4.13         148
-------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-------------------------------
1995(3)      0.52%         4.60%          2.16%         2.96%         62%
-----------------------------
SHORT-TERM FIXED INCOME FUND:
-----------------------------
1995(4)      0.52%         5.86%          2.84%         3.54%         90%
-----------------------
SMALLER COMPANIES FUND:
-----------------------
1995(5)      1.25%         0.94%          2.28%        (0.09%)        23%
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------
1995(6)      0.90%         1.55%          2.73%        (0.28%)        19%
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------
1995         1.25%         0.41%          1.48%         0.18%         62%
1994 (7)     1.25%         0.34%          1.67%        (0.08)%        41%
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------
1995(8)      1.25%         1.25%          2.24%         0.26%         34%

  +  Returns are for the period indicated and have not been annualized.
(1) Municipal Bond Fund commenced operations on 12/13/91. All ratios for the period have been annualized.
(2) Fixed Income Fund commenced operations on 9/18/92. All ratios for the period have been annualized.
(3) Short-Term Municipal Bond Fund commenced operations on 3/6/95. All ratios for the period have been annualized.
(4) Short-Term Fixed Income Fund commenced operations on 3/13/95. All ratios for the period have been annualized.
(5) Smaller Companies Fund commenced operations on 6/30/95. All ratios for the period have been annualized.
(6) International Equity Fund commenced operations on 5/15/95. All ratios for the period have been annualized.
(7) International Small Cap Equity Fund commenced operations on 1/3/94. All ratios for the period have been annualized.
(8) European Small Cap Equity Fund commenced operations on 11/1/94. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
================================================================================
Morgan Grenfell Investment Trust--For the periods ended October 31,

For a Share Outstanding Throughout each Period

                                            Net                       Distributions
              Net Asset        Net       Realized      Distributions      from
                Value       Investment      and          from Net       Realized      Net Asset                 Net Assets
              Beginning      Income/     Unrealized     Investment       Capital      Value End     Total         End of
              of Period      (Loss)    Gains (Losses)     Income          Gains       of Period     Return      Period (000)
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------
EMERGING MARKETS EQUITY FUND:
-----------------------------
      1995      $11.00       $  0.04      $(2.29)         $(0.02)        $(0.62)       $  8.11     (21.00%)       $  93,288
      1994(9)    10.00         (0.01)       1.01              --             --          11.00      10.00+           56,892
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------
      1995      $ 9.85       $  0.35      $ 0.99          $(0.20)            --        $10.99       13.88%        $139,337
      1994(10)   10.00          0.25      $(0.40)             --             --          9.85       (1.50)+         53,915
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------
      1995      $ 9.94       $  0.42      $ 1.03          $(0.05)            --        $11.34       14.66%      $  27,603
      1994(11)   10.00          0.29      $(0.35)            --              --          9.94       (0.60)+        15,238
---------------------------
EMERGING MARKETS DEBT FUND:
---------------------------
      1995      $10.19       $  0.65      $(0.17)         $(0.11)        $(0.01)       $10.55        4.85%      $  84,438
      1994(12)   10.00          0.13      $ 0.06              --             --         10.19        1.90+         16,248
                                                              Ratio of
                                  Ratio of      Ratio of   Net Investment
                                    Net         Expenses    Income/(Loss)
                   Ratio of      Investment    to Average    to Average
                   Expenses    Income/(Loss)   Net Assets    Net Assets   Portfolio
                  to Average    to Average     (Excluding    (Excluding    Turnover
                  Net Assets     Net Assets     Waivers)      Waivers)       Rate
------------------------------------------------------------------------------------
-----------------------------
EMERGING MARKETS EQUITY FUND:
-----------------------------
      1995           1.25%         0.44%         1.55%         0.14%          49%
      1994(9)        1.36         (0.12)         1.79         (0.55)          45
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------
      1995           0.78%         5.61%         0.87%         5.52%         147%
      1994(10)       0.85%         5.71          1.28          5.28          173
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------
      1995           0.78%         5.51%         1.15%         5.14%         187%
      1994(11)       0.85          5.66          1.42          5.09          130%
---------------------------
EMERGING MARKETS DEBT FUND:
---------------------------
      1995           1.79%        10.97%         2.05%        10.71%         266%
      1994(12)       1.90          7.04          2.60          6.34           52

  +   Returns are for the period indicated and have not been annualized.
 (9) Emerging Markets Equity Fund commenced operations on 2/2/94. All ratios for the period have been annualized.
(10) Global Fixed Income Fund commenced operations on 1/3/94. All ratios for the period have been annualized.
(11) International Fixed Income Fund commenced operations on 3/15/94. All ratios for the period have been annualized.
(12) Emerging Markets Debt Fund commenced operations on 8/4/94. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


1. ORGANIZATION

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of seventeen investment portfolios (Municipal Bond Fund, Fixed Income Fund, Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund, Large Cap Growth Fund, and Smaller Companies Fund (collectively the "Domestic Funds"); International Equity Fund, Global Equity Fund, European Equity Fund, Pacific Basin Equity Fund, International Small Cap Equity Fund, European Small Cap Equity Fund, Japanese Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund (formerly Emerging Markets Fixed Income Fund) (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to collectively as the "Funds". At October 31, 1995, the Large Cap Growth Fund, Global Equity Fund, European Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund had not yet commenced operations.

     On December 28, 1994, pursuant to plans of reorganization approved by the Municipal Bond Fund and the Fixed Income Fund shareholders on December 5, 1994, all of the assets of the Morgan Grenfell Municipal Bond Fund and the Morgan Grenfell Fixed Income Fund (formerly part of The Advisors' Inner Circle Fund) were transferred to the Municipal Bond Fund and Fixed Income Fund (the "Portfolios"), newly formed portfolios of the Trust, in exchange for shares of the Portfolios and assumption of stated liabilities of the two funds. The Municipal Bond Fund reorganization was accomplished by a tax-free exchange of the Municipal Bond Fund's net assets (valued at $149,509,966) for 14,567,909 shares of the corresponding Portfolio. The Fixed Income Fund reorganization was accomplished by a tax-free exchange of the Fixed Income Fund's net assets (valued at $273,285,174) for 27,846,079 shares of the corresponding Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds.

     Security Valuation--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Morgan Grenfell Capital Management, Inc. and Morgan Grenfell Investment Services Limited (the "Advisors"), which prices reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market value is not readily available or securities whose market value does not, in the opinion of the applicable Advisor, reflect fair value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.

     Income Taxes--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.

     The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Funds accrue such taxes when the related income is earned.

     Net Asset Value Per Share--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the Fund.

     Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agree-

================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


ments and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.

     The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.

     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     Foreign Currency Translation--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Funds do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

     The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for Federal income tax purposes.

     Forward Foreign Currency Contracts--The International Funds enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income for such purposes.

     Foreign Currency Options--The premium paid by a Fund for the purchase of an option is included in the Fund's Schedule of Investments as an investment and subsequently marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. Certain foreign currency options may be required to be marked to market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.

     Distributions--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.

     Accordingly, the following permanent differences primarily attributable to realized foreign exchange gains and losses, have been reclassified from accumulated net realized gain (loss) on foreign currency transactions to undistributed net investment income:

================================================================================


                                                                (000)
                                                               ------
        International Equity Fund                              $  79
        International Small Cap Equity Fund                       (1)
        European Small Cap Equity Fund                            28
        Emerging Markets Equity Fund                             (86)
        Global Fixed Income Fund                                (112)
        International Fixed Income Fund                           48
        Emerging Markets Debt Fund                               (75)

These reclassifications have no effect on net assets or net asset values per share.

     Expenses--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Morgan Grenfell Capital Management, Inc. absorbed all expenses of organizing the Trust.

     All organizational costs incurred with the start of the Municipal Bond Fund and the Fixed Income Fund are being amortized on a straight line basis over a period of sixty months.

     Other--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. ADMINISTRATION, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS

The Trust has entered into an administration agreement with SEI Financial Management Corporation (the "Administrator"), pursuant to which the Administrator receives an annual fee based on the aggregate average daily net assets of all the Funds as follows: 0.15% up to $300,000,000; 0.12% from $300,000,000 up to $500,000,000; 0.10% from $500,000,000 up to $1,000,000,000;
and 0.08% in excess of $1,000,000,000. Each Fund pays the Administrator a minimum annual fee that equals (after a one-year phase in period) the following:
$50,000 for the Municipal Bond Fund, Fixed Income Fund, Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund and Smaller Companies Fund; $75,000 for the International Equity Fund, Global Fixed Income Fund and International Fixed Income Fund; and $100,000 for the International Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, and Emerging Markets Debt Fund.

     The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions.

     Under advisory agreements with the Trust, Morgan Grenfell Capital Management, Inc. serves as the Advisor for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Advisor for the International Funds. For these services, the Advisors are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

        Municipal Bond Fund                             0.40%
        Fixed Income Fund                               0.40%
        Short-Term Municipal Bond Fund                  0.40%
        Short-Term Fixed Income Fund                    0.40%
        Smaller Companies Fund                          1.00%
        International Equity Fund                       0.70%
        International Small Cap Equity Fund             1.00%
        European Small Cap Equity Fund                  1.00%
        Emerging Markets Equity Fund                    1.00%
        Global Fixed Income Fund                        0.50%*
        International Fixed Income Fund                 0.50%*
        Emerging Markets Debt Fund                      1.50%**

        *0.60% prior to April 3, 1995
        **1.60% prior to September 6, 1995

     The Advisors have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


        Municipal Bond Fund                             0.55%
        Fixed Income Fund                               0.55%
        Short-Term Municipal Bond Fund                  0.55%
        Short-Term Fixed Income Fund                    0.55%
        Smaller Companies Fund                          1.25%
        International Equity Fund                       0.90%
        International Small Cap Equity Fund             1.25%
        European Small Cap Equity Fund                  1.25%
        Emerging Markets Equity Fund                    1.25%
        Global Fixed Income Fund                        0.75%*
        International Fixed Income Fund                 0.75%*
        Emerging Markets Debt Fund                      1.50%**

         *0.85% prior to April 3, 1995
        **1.90% prior to September 6, 1995


Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisors.

     SEI Financial Services Company (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisors, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.

4. FORWARD FOREIGN CURRENCY CONTRACTS

The International Funds enter into forward foreign currency exchange contracts as hedges against portfolio positions as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contracts were outstanding at October 31, 1995:

                                                                           IN            UNREALIZED
                                                   CURRENCY TO          EXCHANGE        APPRECIATION
              MATURITY                          (DELIVER)/RECEIVE          FOR         (DEPRECIATION)
                DATE                                  (000)               (000)            (000)
------------------------------------            -----------------       --------       --------------
INTERNATIONAL EQUITY FUND:
--------------------------
FOREIGN CURRENCY SALES:
12/27/95                                        JY       (29,500)       $     300           $    9
                                                                                            ======

INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------
FOREIGN CURRENCY SALES:
01/05/96                                        FF       (11,400)        $  2,319           $  (11)
01/18/96                                        JY        (1,040)          10,483              188
                                                                                            ------
                                                                                            $  177
                                                                                            ======
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------
FOREIGN CURRENCY SALES:
11/22/95                                        FF        (2,750)       $     541           $  (22)
                                                                                            ======

GLOBAL FIXED INCOME FUND:
-------------------------
FOREIGN CURRENCY SALES:
01/25/96                                        CA        (5,000)        $  3,734           $    2
11/20/95-01/25/96                               DM       (16,330)          11,332             (293)
12/15/95-02/20/96                               DK       (57,500)          10,333             (197)
11/20/95-01/25/96                               FF       (32,200)           6,555              (28)
                                                                                            ------
                                                                                            $ (516)
                                                                                            ------
FOREIGN CURRENCY PURCHASES:
11/20/95-01/25/96                               DM        16,250          $11,333           $  246
01/25/96                                        IL    12,110,000            7,440               77
11/20/95-01/25/96                               JY     1,066,000           10,910             (362)
                                                                                            ------
                                                                                            $ ( 39)
                                                                                            ------
                                                                                            $ (555)
                                                                                            ======
INTERNATIONAL FIXED INCOME FUND:
--------------------------------
FOREIGN CURRENCY SALES:
11/20/95-02/20/96                               CA        (3,040)        $  2,237           $  (32)
11/20/95-01/25/96                               DM       (11,755)           8,291              (74)
11/20/95-01/25/96                               DK       (15,180)           2,708              (71)
11/20/95-01/25/96                               FF       (13,800)           2,798              (22)
11/20/95-12/15/95                               UK          (713)           1,127                1
11/20/95-12/15/95                               JY      (192,750)           2,033              140
                                                                                            ------
                                                                                            $  (58)
                                                                                            ------
FOREIGN CURRENCY PURCHASES:
11/20/95-01/25/96                               DM         4,515         $  3,117            $ 100
11/20/95                                        JY       109,500            1,102              (28)
1/25/96                                         IL         2,190            1,340               19
                                                                                            ------
                                                                                            $   91
                                                                                            ------
                                                                                            $   33
                                                                                            ======

================================================================================


                                                                           IN            UNREALIZED
                                                   CURRENCY TO          EXCHANGE        APPRECIATION
              MATURITY                          (DELIVER)/RECEIVE          FOR         (DEPRECIATION)
                DATE                                  (000)               (000)            (000)
------------------------------------            -----------------       --------       --------------
EMERGING MARKETS FIXED INCOME FUND:
-----------------------------------
FOREIGN CURRENCY SALES:
11/07/95                                        CH          (580)          $  505           $   (6)
11/07/95-11/20/95                               DM        (2,770)           1,971                2
                                                                                            ------
                                                                                            $   (4)
                                                                                            ======
FOREIGN CURRENCY PURCHASES:
11/20/95                                        DM           570           $  407           $   (2)
                                                                                            ------
                                                                                            $   (6)
                                                                                            ======

Currency Legend
CA  Canadian Dollar
CH  Swiss Franc
DM  German Mark
DK  Danish Kroner
FF  French Franc
IL  Italian Lira
JY  Japanese Yen
UK  British Pound Sterling

     At October 31, 1995, the Global Fixed Income Fund and International Fixed Income Fund had unrealized gains on closed but unsettled forward foreign currency contracts of $74,391 and $17,383, respectively, scheduled to settle between November 20, 1995 and January 25, 1996.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the period ended October 31, 1995, were as follows:

                                                      PURCHASES        SALES
                                                       (000)           (000)
                                                      ---------       --------
Municipal Bond Fund                                   $164,644        $115,462
Fixed Income Fund                                      362,412         188,171
Short-Term Municipal Bond Fund                           4,652           1,640
Short-Term Fixed Income Fund                             1,777             221
Smaller Companies Fund                                   2,492             382
International Equity Fund                                2,974             489
International Small Cap Equity Fund                     62,325          38,751
European Small Cap Equity Fund                          10,234           2,478
Emerging Markets Equity Fund                            75,556          30,462
Global Fixed Income Fund                               144,774         102,095
International Fixed Income Fund                         47,251          38,244
Emerging Markets Debt Fund                             175,680         113,062

The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities, during the period ended October 31, 1995, were as follows:

                                                      PURCHASES        SALES
                                                       (000)           (000)
                                                      ---------       --------
Fixed Income Fund                                     $499,593        $433,441
Short-Term Fixed Income Fund                               671             240
Global Fixed Income Fund                                34,835          12,887

     For Federal income tax purposes, the cost of securities owned at October 31, 1995 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at October 31, 1995, for each Fund is as follows:

                                                                              NET
                                                                          UNREALIZED
                                     APPRECIATED       DEPRECIATED       APPRECIATION/
                                     SECURITIES         SECURITIES      (DEPRECIATION)
                                        (000)             (000)              (000)
                                     -----------       -----------      --------------
Municipal Bond Fund                  $  6,357           $   (585)         $  5,772
Fixed Income Fund                      12,716               (776)           11,940
Short-Term Municipal Bond Fund             28                 (3)               25
Short-Term Fixed Income Fund                8                 (1)                7
Smaller Companies Fund                    187                (51)              136
International Equity Fund                 213                (78)              135
International Small Cap Equity Fund     9,173             (7,503)            1,670
European Small Cap Equity Fund          1,444               (365)            1,079
Emerging Markets Equity Fund            7,021             (9,851)           (2,830)
Global Fixed Income Fund                5,433               (821)            4,612
International Fixed Income Fund         1,426               (199)            1,227
Emerging Markets Debt Fund              1,282             (1,405)             (123)

At October 31, 1995 the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended 2003:

                                                           (000)
                                                          ------
        Municipal Bond Fund                               $1,556
        Smaller Companies Fund                                 6
        International Equity Fund                              6
        International Small Cap Fund                       2,367
        Emerging Markets Debt Fund                           526

NOTES TO FINANCIAL STATEMENTS (Concluded)
================================================================================
Morgan Grenfell Investment Trust -- October 31, 1995


6. LOAN PARTICIPATIONS/ASSIGNMENTS

The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

7. CONCENTRATION OF RISKS

The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures, rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("S&P"), or, if not rated, determined by the Advisor to be of comparable quality. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

     The Fixed Income Fund and Short-Term Fixed Income Fund invest primarily in fixed income securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated, determined by the Advisor to be of comparable quality. Although the Fixed Income Fund and Short-Term Fixed Income Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions.

     Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Global Fixed Income, International Fixed Income and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Shareholders and Board of Trustees
Morgan Grenfell Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund, Smaller Companies Fund, International Equity Fund, International Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund, and Emerging Markets Debt Fund series of Morgan Grenfell Investment Trust, (the "Trust") at October 31, 1995, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, and the financial position of the Municipal Bond Fund and Fixed Income Fund series of the Trust at October 31, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The statements of changes in net assets for the year ended October 31, 1994 and the financial statements and financial highlights for the years ended October 31, 1994 and October 31, 1993, and the period ended October 31, 1992 of the Municipal Bond Fund and Fixed Income Fund were audited by other independent accountants whose reported dated December 14, 1994 expressed an unqualified opinion on those financial statements.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, NY  10036
December 11, 1995

SHAREHOLDERS VOTING RESULTS (Unaudited)
================================================================================


On December 5, 1994, special meetings of the shareholders of Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund were held to act upon proposals to reorganize these Funds as series of the Trust. At this time, these Funds were series of The Advisors' Inner Circle Fund, a Massachusetts business trust. Shareholders approved both reorganizations as follows:

                                          MORGAN GRENFELL       MORGAN GRENFELL
                                          MUNICIPAL BOND         FIXED INCOME
                                              FUND                   FUND
                                          ---------------       ---------------
  Votes For                               12,843,562.044        10,915,446.078
  Votes Against                              237,684.000               745.254
  Abstentions                                         --                    --
  Broker Non-Votes                                    --                    --
  Votes Withheld                           9,029,063.254         5,065,022.904

At the special meetings held on December 5, 1994, the shareholders of Morgan Grenfell Fixed Income Fund and Morgan Grenfell Municipal Bond Fund also ratified the Trustees' selection of Price Waterhouse LLP as the independent public accountants of the series of the Trust into which these Funds were reorganized (for the fiscal year ended October 31, 1995). Shareholders ratified these selections as follows:

                                          MORGAN GRENFELL       MORGAN GRENFELL
                                          MUNICIPAL BOND         FIXED INCOME
                                              FUND                   FUND
                                          ---------------       ---------------
  Votes For                               13,081,246.044        10,910,395.720
  Votes Against                                       --             5,050.358
  Abstentions                                         --               745.254
  Broker Non-Votes                                    --                    --
  Votes Withheld                           9,029,063.254         5,065,022.904

NOTICE TO SHAREHOLDERS (Unaudited)
================================================================================
Morgan Grenfell Investment Trust--For the period ended October 31, 1995

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 1995 CALENDAR YEAR AFTER YEAR END.



Dear Morgan Grenfell Shareholders:

     For the fiscal year ended October 31, 1995, each portfolio is designating by this notice long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                                 (A)
                                           Long Term              (B)              (C)                          (E)           (F)
                                       Capital Gains           Income            Total              (D)         Tax       Foreign
                                       Distributions    Distributions    Distributions       Qualifying      Exempt           Tax
FUND                                    (Tax Basis)+     (Tax Basis)+     (Tax Basis)+    Dividends (1)    Interest    Credit (2)
---------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                            0.00%          100.00%          100.00%           0.00%      100.00%         0.00%
Fixed Income Fund                              0.00%          100.00%          100.00%           0.00%        0.00%         0.00%
Short-Term Municipal Bond Fund                 0.00%          100.00%          100.00%           0.00%      100.00%         0.00%
Short-Term Fixed Income Fund                   0.00%          100.00%          100.00%           0.00%        0.00%         0.00%
Smaller Companies Fund                         0.00%            0.00%            0.00%           0.00%        0.00%         0.00%
International Equity Fund                      0.00%            0.00%            0.00%           0.00%        0.00%         0.00%
International Small Cap Equity Fund           50.91%           49.09%          100.00%           0.00%        0.00%        59.52%
European Small Cap Equity Fund                 0.00%          100.00%          100.00%           0.00%        0.00%         0.00%
Emerging Markets Equity Fund                  14.55%           85.45%          100.00%           0.00%        0.00%       105.15%
Global Fixed Income Fund                       0.00%          100.00%          100.00%           0.00%        0.00%         0.00%
International Fixed Income Fund                0.00%          100.00%          100.00%           0.00%        0.00%         0.00%
Emerging Markets Debt Fund                     0.00%          100.00%          100.00%           0.00%        0.00%         0.00%

  +    As determined for Federal tax purposes.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) See attached notice which details the per share amount of foreign taxes paid by country and the per share amount of each dividend that represents income derived from sources within each country.

 * Items (A) and (B) are based on a percentage of the Fund's total distributions.

** Items (D), (E) and (F) are based on a percentage of income distributions of the Fund.

       Please consult your tax adviser for proper treatment of this information.

NOTICE TO SHAREHOLDERS (Unaudited)
==============================================================================
Morgan Grenfell International Small Cap Equity Fund
Morgan Grenfell Emerging Markets Equity Fund

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 1995 CALENDAR YEAR AFTER YEAR END.



The Morgan Grenfell International Small Cap Equity Fund and Morgan Grenfell Emerging Markets Equity Fund have made an election under Section 853 of the Internal Revenue Code (the "Code") to provide a foreign tax deduction or credit to their shareholders for the fiscal year ended October 31, 1995. The information provided below is pertinent to taxpayers who meet the following two criteria: 1) file a U.S. Federal Income Tax Return and 2) held shares of the Fund on the dividend record date of December 30, 1994 and satisfy the applicable requirements of the code.

The amount per share of income from and foreign taxes paid to each country is listed in the following schedule:

               MORGAN GRENFELL INTERNATIONAL                                        MORGAN GRENFELL EMERGING
                  SMALL CAP EQUITY FUND                                               MARKETS EQUITY FUND
  Country           Gross Dividend     Foreign Taxes Paid             Country            Gross Dividend     Foreign Taxes Paid
  -----------       --------------     ------------------             -----------        --------------     ------------------
  Australia             0.0044             0.0020                     Argentina              0.0013             0.0000
  Austria               0.0003             0.0001                     Brazil                 0.0183             0.0129
  Belgium               0.0002             0.0001                     Chile                  0.0007             0.0002
  Finland               0.0004             0.0002                     Columbia               0.0006             0.0000
  France                0.0033             0.0000                     Greece                 0.0008             0.0000
  Germany               0.0085             0.0054                     Hungary                0.0001             0.0000
  Hong Kong             0.0016             0.0000                     India                  0.0001             0.0000
  Indonesia             0.0013             0.0006                     Indonesia              0.0007             0.0002
  Italy                 0.0008             0.0003                     Malaysia               0.0096             0.0073
  Japan                 0.0103             0.0040                     Mexico                 0.0019             0.0000
  Malaysia              0.0021             0.0012                     Peru                   0.0006             0.0001
  Netherlands           0.0025             0.0010                     Philippines            0.0002             0.0001
  Norway                0.0008             0.0003                     Portugal               0.0008             0.0005
  Philippines           0.0000             0.0000                     South Africa           0.0023             0.0010
  Singapore             0.0008             0.0004                     South Korea            0.0009             0.0002
  South Korea           0.0001             0.0000                     Switzerland            0.0001             0.0000
  Spain                 0.0010             0.0003                     Taiwan                 0.0009             0.0002
  Sweden                0.0003             0.0001                     Thailand               0.0037             0.0017
  Switzerland           0.0033             0.0013                     Turkey                 0.0013             0.0000
  Thailand              0.0007             0.0000                     Venezuela              0.0001             0.0000
  United Kingdom        0.0183             0.0074                     United Kingdom         0.0002             0.0001
  United States         0.0052             0.0000                     United States          0.0026             0.0000
                       -------            -------                                           -------            -------
                        0.0662             0.0247                                            0.0478             0.0245

STATEMENT OF ASSETS AND LIABILITIES
================================================================================
Morgan Grenfell Investment Trust -  October 31, 1995

                                                      -------        --------      -------       ---------
                                                                                   Pacific        Japanese
                                                       Global        European       Basin        Small Cap
                                                       Equity         Equity        Equity         Equity
                                                        Fund           Fund          Fund           Fund
                                                      -------        --------      -------       ---------
Assets:
     Cash                                             $1,000         $1,000        $1,000         $1,000
                                                      ------         ------        ------         ------
     Total assets                                      1,000          1,000         1,000          1,000
                                                      ------         ------        ------         ------
Liabilities:                                               -              -             -              -
                                                      ------         ------        ------         ------
Net Assets:                                           $1,000         $1,000        $1,000         $1,000
                                                      ======         ======        ======         ======
Shares of beneficial interest issued
    and outstanding (unlimited authorization-
    based on $0.001 par value)                           100            100           100            100
                                                      ======         ======        ======         ======
Net asset value, offering price and
   redemption price per share                         $10.00         $10.00        $10.00         $10.00
                                                      ======         ======        ======         ======

The Funds have not commenced operations as of October 31, 1995.



The accompanying notes are an integral part of the financial statement.

NOTES TO FINANCIAL STATEMENT
Morgan Grenfell Investment Trust - October 31, 1995


1.  ORGANIZATION

Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business Trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of seventeen investment portfolios (Municipal Bond Fund, Fixed Income Fund, Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund, Large Cap Growth Fund, Smaller Companies Fund, International Equity Fund, Global Equity Fund, European Equity Fund, Pacific Basin Equity Fund, International Small Cap Equity Fund, European Small Cap Equity Fund, Japanese Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund. These financial statements relate only to the Global Equity Fund, European Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund (hereafter referred to as the "Funds"). At October 31, 1995, the Funds had no operations other than the sale of initial shares to SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation on December 29, 1993. Morgan Grenfell Investment Services Limited (the "Advisor") absorbed all expenses of organizing the Trust.

2.  ADMINISTRATION, INVESTMENT ADVISORY, AND DISTRIBUTION AGREEMENTS

The Trust has entered into an administration with SEI Financial Management Corporation (the "Administrator"), pursuant to which, upon commencement of operations of each Fund, the Administrator will receive a monthly fee based on the aggregate average daily net assets of all the Funds as follows: 0.15% up to $300,000,000; 0.12% from $300,000,000 up to $500,000,000; 0.10% from
$500,000,000 up to $1,000,000,000; and 0.08% in excess of $1,000,000,000. Each funds will pay the Administrator a minimum annual fee that equals (after a one year phase in period) the following: $75,000 each for the Global Equity Fund, European Equity Fund and Pacific Basin Equity Fund and $100,000 for the Japanese Small Cap Equity Fund.

  The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions.

  Under an advisory agreement with the Trust, Morgan Grenfell Investment Services Limited (the "Advisor") serves as the Advisor for the Funds. For these services, the Advisor is entitled to a monthly fee, upon commencement of operations of each Fund, at an annual rate of each Fund's average daily net assets as follows:

  Global Equity Fund                            0.70%
  European Equity Fund                          0.70%
  Pacific Basin Equity Fund                     0.70%
  Japanese Small Cap Equity Fund                1.00%

NOTES TO FINANCIAL STATEMENT
Morgan Grenfell Investment Trust - October 31, 1995


  The Advisor has voluntarily agreed to reduce its advisory fee and/or reimburse for certain expenses to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

  Global Equity Fund                            0.90%
  European Equity Fund                          0.90%
  Pacific Basin Equity Fund                     0.90%
  Japanese Small Cap Equity Fund                1.25%

  Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisor.

  SEI Financial Services Company (the "Distributor") serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisor, and not the Trust, is responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees
Morgan Grenfell Investment Trust


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material aspects, the financial position of the Global Equity Fund, European Equity Fund, Pacific Basin Equity Fund and Japanese Small Equity Fund (separate portfolios of Morgan Grenfell Investment Trust, hereafter referred to as the "Trust") at October 31, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, NY   10036
December 11, 1995